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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4770

Strong Municipal Funds, Inc., on behalf of the Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Municipal Income

Funds

Strong Intermediate Municipal Bond Fund

Strong Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

Strong Minnesota Tax-Free Fund

Strong Short-Term Municipal Bond Fund

Strong Wisconsin Tax-Free Fund

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Municipal Income

Funds

Market Update from Jay N. Mueller November 1, 2003 to April 30, 2004

On the Road to Normalization

Inflation, disinflation, or deflation?

It was about a year ago that interest rates in the United States fell to a generational low. Ten-year Treasury bonds offered yields of less than 3.5%. Thirty-year, fixed-rate mortgages could be obtained in the neighborhood of 5.5%. Short-term rates hovered around 1%.

From a sufficient perspective in the future, the summer of 2003 will likely be viewed as the culmination of the tremendous bull market for bonds that began in the early ’80s. For bond investors, the story of the last two decades has been disinflation — a persistent downward creep in the rate of price inflation. In 1980, inflation crested at nearly 15%. It bottomed last year at about 1% on a core basis (Consumer Price Index (CPI) excluding food and energy).

But it was more than disinflation that drove yields down to levels last seen at the roll out of the Ford Edsel. Prompted by the musings of various monetary officials and private sector analysts, investors were assessing the possibility of outright deflation — a sustained fall in the general price level. Just as inflation makes bonds less valuable because the purchasing power of a fixed-rate interest payment declines, deflation tends to make bonds more valuable, as each nominal dollar of interest received can buy more goods and services. If the disinflation of the ’80s and ’90s had turned into the deflation of the new century, the bond market rally might have run a bit further.

What’s good for bond prices, however, is not necessarily good for the economy as a whole. And while modest, gradual deflation driven by rising productivity might be tolerable, severe deflation would probably be catastrophic. For exactly the same reason that deflation helps bondholders, it hurts borrowers: the real cost of servicing debt goes up and up Eventually the burden becomes unsustainable, and massive bankruptcies can result. This was the dynamic that made the Great Depression of the ’30s so severe.

In the last six months, the risk of deflation has abated significantly. As of April, core CPI inflation had risen to 1.8% on a year over year basis. Another price measure, the Personal Consumption Expenditure Deflator, ticked steadily higher in the first four months of 2004. Raw commodity prices pushed sharply higher, most visibly in the energy sector. Consequently, deflation worries have largely disappeared from the comments of Alan Greenspan and his fellow Federal Reserve Board members.

With deflation off the table, both the bond market and the monetary authorities have shifted their focus to the “normalization” of short-term interest rates. A 1% overnight lending rate is hardly compatible with robust real growth. In the second half of 2003, strong Growth Domestic Product (GDP) numbers were offset by soft employment conditions. And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions. Indeed, in the four quarters ended March 31, 2004, the U.S. economy grew at 5% in real terms — faster than in any one-year period since 1984. Still, the Fed was able to justify remaining “on hold” because labor market conditions were judged to be tepid.

Jobs bounce back

Historically, employment has lagged behind most economic indicators throughout the business cycle. Job creation is generally the last thing to deteriorate after a cyclical peak — and the last thing to improve in a recovery. The present cycle has conformed to that pattern. Though the recovery began at the end of 2001, labor market conditions were still worsening as recently as a year ago. It has only been in the past few months that payroll gains have shown the sort of acceleration that signals a self-sustaining expansion.

Indeed, while the Labor Department’s non-farm payroll survey began to show net job creation in September of 2003, the first big jump in hiring was reported in January of this year with the announcement of 159,000 new jobs. The pace of job creation accelerated to 337,000 in the month of March — the best showing in 4 years. Strength in hiring was accompanied by a drop in the unemployment rate to 5.6%.

The impressive March employment data caused a significant shift in capital market expectations. Investors quickly concluded that the Fed had run out of reasons to delay the inevitable: a tightening cycle that would take short-term rates to something approaching “normal”. Bond prices fell across the board with short- to intermediate-term debt taking the brunt of the damage. Of course, there’s no way to know in advance how high “normal” will be, nor how quickly the Fed will get there. By the end of April, the bond market had “priced in” the likelihood of a cumulative 0.75% jump in target overnight rates by the end of 2004. Such a move is well within the experience of prior tightening cycles.

And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions.

Strong growth: corporates outperform Treasuries

The relative slack in the labor market has been accompanied by spectacular gains in labor productivity. Businesses have hired at a slower pace in this cycle in part because efficiency improvements have allowed them to meet rising demand without a commensurate increase in headcount. Consequently, unit labor costs have remained basically flat while revenues have risen. The resulting expansion of profit margins has driven corporate earnings up about 37% over the last twelve months, strengthening the ability of corporate borrowers to service their debt.

In part because of the improvement in profitability, the yield spread that corporate bonds paid over comparable maturity Treasury debt narrowed over the last six months. The average spread for high-grade borrowers shrank by about 0.1%. Among high-yield issuers, spreads narrowed by about 0.8% on average.

Even in a rising rate environment, bonds can play an important role in a well-diversified portfolio.

Looking ahead

If, as we expect, the U.S. economy continues to roll forward at a solid pace, interest rates may have some more “normalization” to do. But even in a rising rate environment, bonds can play an important role in a well-diversified portfolio. Bonds — particularly short to intermediate term–tend to be less volatile than stocks. Bonds and stocks are often negatively correlated, which is to say that bonds frequently rally when stocks are selling off, and vice-versa. High-quality bonds can provide a comparatively safe refuge from geopolitical risk and other external shocks. And bonds provide fairly predictable income, which generally becomes increasingly important as investors move toward retirement age.

Thank you for investing with Strong. We look forward to serving your needs in the days and months ahead.

Director of Fixed Income,

Portfolio Manager, and Economist

Strong Intermediate Municipal Bond Fund

The Fund performed well relative to its benchmark index over the six months ended April 30, 2004. The Fund produced a return of 1.96%, strongly outpacing the 0.36% return of its benchmark, the Lehman Brothers Municipal 7-Year Bond Index.

Many factors drove municipal markets

Similar to what we wrote about in our last report, interest rates remained quite volatile during the prior 6-month period. With short-term rates significantly lower than long-term rates, the prospect of additional income is very attractive to leveraged investors who borrow at the lower short-term rate and invest at higher longer-term rates.

While this strategy can produce great returns in a stable or declining interest rate environment, these investors can experience large losses if rates increase or if the yield curve flattens. This leverage creates more volatility than most fixed income investors would like to see. However, it does provide opportunities to an investor like the Fund, which has a longer-term investment horizon.

Another major trend during the period was the continued good performance of lower-quality bonds. The robust economic environment, combined with historically low interest rates, has allowed corporations and municipalities to improve their balance sheets. Within the municipal marketplace, revenue backed bonds did very well relative to general obligation bonds.

Preparing for changing rates

Early in the period, we increased the Fund’s sensitivity to rising interest rates to be slightly more than the benchmark. Our view on the market was essentially neutral, but from a short-term tactical standpoint we felt the market was oversold and could produce a near-term rally. We were ultimately correct in this thinking.

With this as a backdrop and the Fed telling everyone they would not raise rates “for a considerable period of time,” changing to “being patient,” rates moved lower for most of the period. This all changed after the 308,000 increase in payrolls for the month of March was reported. The 10-year Treasury note yields moved higher throughout the month of April.

As rates moved lower, and with most economic data pointing to a fairly strong economy, we felt it would only be a matter of time before the Fed started to raise rates. Thus, our strategy was to gradually reduce the interest rate exposure (duration) of the Fund. We accomplished this by selling some longer-term bonds out of the Fund’s portfolio and by selling Treasury note futures. This strategy originally worked against us as rates continued to move lower and Treasury rates moved lower more quickly than municipal rates. However, when rates moved higher in April, our strategy for the Fund paid off.

Improve credit quality

The other strategy we discussed coming into the period was to improve the credit quality of the Fund’s portfolio. Lower quality municipal bonds performed very well during the period. The combination of limited new municipal issue supply and large demand from high-yield funds and retail investors caused yield spreads on lower-quality bonds to decline.

Corporate-backed municipal bonds did especially well, and we cut the Fund’s exposure to this sector in half within the portfolio as spreads tightened. We also decreased the Fund’s exposure within the utility, healthcare, tobacco, and Indian gaming sectors. While we continue to have a near-term positive outlook within the healthcare sector, we remain negative from a longer-term perspective. The tobacco sector performed very well in the second half of 2003, and we reduced the Fund’s position to look more like our benchmark. Indian gaming is another sector that did very well as more investors have become comfortable with the inherent credit risks. Again, as these bonds did better, we reduced the Fund’s exposure.

The proceeds from these sales were generally reinvested into the education, general obligation, and housing sectors. The general obligation sector should benefit as municipal tax receipts increase with increased economic activity. The housing sector is a defensive sector that generally does well in a rising rate environment. Finally, the bonds we added within the education sector were AA- & AAA-rated university system bonds. In the end, the average credit quality of the Fund increased slightly.

The outlook ahead

Looking forward, we believe bond market volatility will remain fairly high. We expect to continue to take a defensive position toward rising rates. We also intend to maintain the Fund’s average credit exposure, while incorporating some bonds that offer the potential for attractive incremental yield. If interest rates make another quick move higher, we are likely to adopt a more neutral duration for the Fund and increase the Fund’s overall credit quality.

Thank you for your investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

2

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	3.42%
Average effective maturity[2]	5.3 years
Average quality rating[3]	AA

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	5.01%
Since Fund Inception (7-31-01)	7.14%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 7-31-01 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7-Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.80%. As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[3]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal 7-Year Bond Index is the 7-year component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Lipper Intermediate Municipal Debt Funds Index is the average of the 30 largest funds in this Lipper category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

3

Strong Municipal Bond Fund

The Fund performed well relative to its benchmark index over the six months ended April 30, 2004. The Fund produced a return of 2.25%, strongly outpacing the 1.19% return of its benchmark, the Lehman Brothers Municipal Bond Index.

Many factors drove municipal markets

During the prior 6-month period, interest rates remained quite volatile. With short-term rates significantly lower than long-term rates, the prospect of additional income is very attractive to leveraged investors who borrow at the lower short-term rate and invest at higher longer-term rates.

While this strategy can produce great returns in a stable or declining interest rate environment, these investors can experience large losses if rates increase or if the yield curve flattens. This leveraging creates more volatility than most fixed income investors would like to see. However, it does provide opportunities to an investor like the Fund, which has a longer-term investment horizon.

Another major trend during the period was the continued good performance of lower-quality bonds. The robust economic environment, combined with historically low interest rates, has allowed corporations and municipalities to improve their balance sheets. For example, within the municipal marketplace, revenue-backed bonds did very well relative to general obligation bonds.

Adjusting our interest rate strategy

The Fund entered the period with our interest rate exposure being almost neutral relative to our benchmark. As the period went on, we saw many signs that the recent economic growth was sustainable.

With this as a backdrop and the Fed telling everyone they would not raise rates “for a considerable period of time,” changing to “being patient,” rates moved lower for most of the period. This all changed after the 308,000 increase in payrolls for the month of March was reported. The 10-year Treasury note yields moved higher throughout the month of April.

As interest rates moved lower, and with most economic data pointing to a fairly strong economy, we felt it would only be a matter of time before the Fed started to raise rates. Thus, our strategy was to gradually reduce the interest rate exposure of the Fund. We accomplished this by selling some longer-term bonds out of the Fund’s portfolio and by selling Treasury note futures. This strategy originally worked against us as rates continued to move lower and Treasury rates moved lower more quickly than municipal rates. However, when rates moved higher in April, our strategy for the Fund paid off.

Improve credit quality

The other strategy we discussed coming into the period was to improve the credit quality of the Fund’s portfolio. Lower quality bonds performed very well during the period. The combination of limited new issue supply and large demand from high-yield funds and retail investors caused yield spreads on lower-quality municipal bonds to decline. IDR/PCR (corporate-backed) bonds did especially well, and we cut the Fund’s exposure to this sector by approximately 5 percentage points as spreads tightened.

We also decreased the Fund’s exposure within the housing sector. While this sector is a defensive one that generally does well in a rising rate environment, we have had an unfavorable opinion of the multifamily portion of this sector for a long period of time. With the great demand for lower-quality bonds, we were finally able to sell some of the Fund’s holdings. With mortgage rates being so low, many people who would normally rent an apartment have been able to afford to by a home (which creates pressure on multifamily occupancy and rental rates), and we believe it will take time for this condition to turn around.

The proceeds from the sales mentioned above were generally redeployed into the education, general obligation, and escrowed-to-maturity (ETM) sectors. The general obligation sector should benefit as municipal tax receipts increase with increased economic activity. The bonds we added within the education sector were A- and AAA-rated school district bonds. ETM bonds are bonds that have been refunded and collateralized with U.S. Treasury securities. In the end, the overall credit quality of the fund increased slightly.

The outlook ahead

Looking forward, we believe bond market volatility will remain fairly high. We expect to continue to take a defensive position toward rising rates. We also intend to maintain the Fund’s average credit ratings, while incorporating some bonds that offer the potential for attractive incremental yield. If interest rates make another quick move higher, we are likely to adopt a more neutral duration for the Fund and increase the Fund’s average credit quality.

Thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

4

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	4.41%
Average effective maturity[2]	7.4 years
Average quality rating[3]	A

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	5.37%
5-year	2.61%
10-year	4.68%
Since Fund Inception (10-23-86)	5.52%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 10-23-86 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[3]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings.

5

Strong Short-Term High Yield Municipal Fund

The Fund returned 1.65% for the six-month period ended April 30, 2004. It underperformed its broad-based benchmark, the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index, which returned 3.87% for the same period. Part of the Fund’s underperformance is due to the fact that the broad-based benchmark more closely correlates with returns for longer-term, high-yield municipal bond funds.

Over the past several years, we have worked to move the Fund holdings into higher-quality credit holdings as evidenced by the continued reduction in the number of non-rated holdings, and the gradual climb in average credit quality to BBB. The overall repositioning of this portfolio reflected an effort to improve the Fund’s liquidity and reduce volatility.

The market anticipated higher rates

Over the past six months, the Fund’s net asset value traded in a 12-cent range. The share price declined primarily in March and April as the economic recovery began to take hold. Although rate increases from the Federal Reserve are not expected until later this year, market participants are already factoring such interest rate hikes into bond prices.

The Fund’s areas of emphasis offered some protection in a rising interest-rate environment as economic growth typically helps bolster lower-quality, high-yield credits. In addition, continued economic improvement could help to bolster lower-rated general obligation bonds (such as those from the State of California) and corporate-backed municipals, both of which were in the portfolio.

Individual bonds drive performance

We tend to be very “hands on” with respect to research, as individual bond selection plays a driving role in the Fund’s performance. We tend to seek out quantifiable opportunities for incremental yield for shareholders. Corporate-backed municipals and health care bonds remained among the areas we have favored.

One example from the latter sector is Mount Sinai Hospital in Miami Beach. The merger of two competing hospitals did not initially deliver on anticipated savings. While operating losses were large, the security features on the bonds were better than average. We were able to purchase these bonds at distressed levels, anticipating a recovery in operations. That improvement occurred, and our bonds were slated to be redeemed with the proceeds of a new bond transaction that was completed. We purchased bonds in the new transaction as well, since we were pleased with the hospital’s financial turnaround.

We did sell out of some corporate-backed municipals that had experienced spread tightening, including issues from Ford and Federal Express. New additions to the portfolio included bonds from Wyeth, Phelps Dodge, and Stone Container. We were able to buy these credits at very attractive levels compared with their taxable counterparts.

The Fund’s duration, or interest-rate sensitivity, drifted up slightly over the past six months. We had anticipated keeping the duration relatively unchanged, but some purchase opportunities we identified in the secondary market caused the Fund’s duration to move up slightly.

The Fund had several credits in default or in forbearance. Although we have a plan in place to deal with each of these credits, these plans take time to carry out.

Our outlook for coming months

In a rising interest-rate environment, bond investors may expect returns to be tepid. This Fund’s short duration, however, should help to insulate it from the impact of rising rates. The additional yield derived from the Fund’s holdings in lower-quality bonds should also help to cushion the effects of a rising rate environment. Solid job gains and robust economic growth are likely to lead the Federal Reserve to act sooner rather than later.

There are multiple positive factors for municipals likely to arise in coming months. Reinvestment demand for municipals may be high in the next quarter, as mutual fund reinvestment in municipals is typically strong in the summer. Additionally, economic improvement should start to benefit state and local governments that issue municipal debt, which may show through in spread tightening for new high-yield municipal issues. We don’t foresee any changes in our average credit quality (BBB), and we hope to continue reducing lower-quality, non-rated holdings in the portfolio as individual securities mature.

Thank you for your investment in the Strong Short-Term High Yield Municipal Fund.

Mary-Kay H. Bourbulas

Portfolio Manager

6

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	3.83%
Average effective maturity[2]	2.8 years
Average quality rating[3]	BBB

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	4.17%
3-year	3.73%
5-year	3.27%
Since Fund Inception (11-30-97)	3.88%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 11-30-97 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures.
[3]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is the 1-5 year component of the Non-Investment Grade Municipal Bond Index. The Non-Investment Grade Municipal Bond Index consists of bonds that must be non-rated or be rated Ba1 or below. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues.

7

Strong Minnesota Tax-free Fund

The Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, over the six months ended April 30, 2004. The Fund posted a total return of 1.88%, while the index’s return was 1.19%.

For the first five months of the period, the general trend for interest rates was lower, and the Fund’s performance generally tracked that of the benchmark. In April, market rates rose meaningfully, and the Fund posted strong outperformance against its benchmark.

Factors affecting the Fund

A factor in the Fund’s performance was our emphasis on higher-quality bonds, which generally underperformed lower-quality issues. This is typical of a trend seen in past recoveries. As economic conditions improve, investor sentiment toward lower-quality credits also brightens. Further, with market interest rates declining over much of the six months, investors were more willing to stretch for the alluring yields offered by lower-rated bonds.

The fiscal condition of many Minnesota credits improved significantly during the period. The State and many local municipalities made very difficult decisions to cut spending and raise fees/taxes where necessary to balance their budgets. The improving economic conditions on a national level were also reflected on the local level so that tax revenues appear to have turned the corner and are on a solid road to recovery. Because of the relatively thin supply of Minnesota tax-exempt bonds, the weak credit conditions never significantly impacted trading spreads.

Our multi-faceted approach

Our investment process seeks to capitalize on four levels of market inefficiencies: the volatility of interest rates, the slope of the yield curve (showing the difference between short- and long-term rates), sector and credit weightings, and finally, individual security selection. We seek to achieve equivalent amounts of excess performance from each of these areas over a market cycle by making modest portfolio adjustments relative to the Fund’s benchmark. Although the Fund is still relatively new, in the last 12 months its performance places it near the top 10% of its Lipper Minnesota Municipal Funds peer group, reflecting the benefit of our management style.

To capture the market inefficiencies, we reposition the portfolio in a number of ways. We may make cash sales or purchases, but we also can use the futures market. Futures contracts are highly liquid and can allow us the opportunity to quickly modify the Fund’s duration, or interest rate sensitivity. Typically, we kept the Fund’s interest-rate posture within a 10% range of its benchmark duration, avoiding wider bets on interest rate direction. We based our decision on whether to make changes via the cash or futures markets based upon market conditions and valuations at the time of the shift.

For example, in January when there is little new supply and strong demand for municipal issues, selling individual bonds in the cash market was the best choice for modifying the Fund’s duration. However, by March when municipal bonds were plentiful and demand was waning, selling Treasury futures to reduce the Fund’s duration was the more efficient and effective means for portfolio adjustment.

Looking forward

We remain cautious on the direction of interest rates in the coming months. A modest amount of rate increase from the Federal Reserve has already been priced in to the bond market. But given the perceived strength of the economy and the potential for an uptick in inflation (and, more important, the market’s possible reaction to both), we intend to avoid lower-rated bonds and to keep the Fund’s interest-rate sensitivity (duration) below its benchmark level.

An important note, however, is that yields on municipal bonds typically rise less than taxable yields in a bearish environment for bonds. With municipal yields already very close to Treasury yields, we believe municipal investments are positioned to hold their value relatively well versus taxable alternatives.

We appreciate your investment in the Strong Minnesota Tax-Free Fund.

Duane A. McAllister

Portfolio Co-Manager

Chad M. Rach

Portfolio Co-Manager

8

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	4.09%
Class C2	4.09%
Average effective maturity [3]	6.5 years
Average quality rating[4]	AA

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	3.54%
Since Fund Inception (12-26-02)	5.45%

Class C2
1-year	2.56%
Since Fund Inception (12-26-02)	5.46%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

To the extent that the Fund holds taxable securities or securities subject to the Alternative Minimum Tax, some income distributions the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

The Fund invests primarily in municipal obligations whose interest is exempt from Minnesota and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund’s share price and performance may be more volatile than a fund that has a larger selection of issuers.

Growth of an Assumed $10,000 Investment†

From 12-26-02 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 1.86% for Investor Class shares and 1.13% for Class C shares. As of 4-30-04, there are waivers and/or absorptions in effect.

Performance:

[2]	Total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of futures.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

9

Strong Short-term Municipal Bond Fund

The Fund performed very well relative to its benchmark for the six-month period ended April 30, 2004. The Fund posted a return of 1.02%, while the Lehman Brothers Municipal 3-Year Bond Index returned 0.21%.

Many factors drove municipal markets

During the six-month period, interest rates remained quite volatile. With short-term rates significantly lower than long-term rates, the prospect of additional income is very attractive to leveraged investors who borrow at the lower short-term rate and invest at higher longer-term rates.

While this strategy can produce great returns in a stable or declining interest rate environment, these investors can experience large losses if rates increase or if the yield curve flattens. While this leverage creates more volatility than most fixed-income investors would like to see, it does provide opportunities to an investor like the Fund, which has an investment horizon of two years or more.

Another major trend during the period was the continued good performance of lower-quality bonds. The robust economic environment combined with historically low interest rates has allowed corporations and municipalities to improve their balance sheets. Within the municipal marketplace, revenue backed bonds did very well relative to general obligation bonds.

Positioning the Fund for rising rates

The Fund entered the period with our interest rate exposure being very similar to that of its benchmark. As the period went on, we saw many signs that the recent economic growth was sustainable.

With this as a backdrop and the Fed telling everyone they would not raise rates “for a considerable period of time,” changing to “being patient,” rates moved lower for most of the period. This all changed after the 308,000 increase in payrolls for the month of March was reported. The 10-year Treasury note yields moved higher throughout the month of April.

As rates moved lower and, with most economic data pointing to a fairly strong economy, we felt it would only be a matter of time before the Fed started to raise rates. Thus, the Fund’s strategy was to gradually reduce the interest rate exposure (duration) of the Fund. We accomplished this by selling some longer-term bonds out of the Fund’s portfolio and by selling Treasury note futures. This strategy originally worked against us as rates continued to move lower and Treasury rates moved lower more quickly than municipal rates. However, when rates moved higher in April, our strategy for the Fund paid off.

Improve credit quality

The other strategy we discussed coming into the period was to improve the credit quality of the Fund’s portfolio. Lower-quality municipal bonds performed very well during the period. The combination of limited new issue supply and large demand from high-yield funds and retail investors caused yield spreads on lower-quality bonds to decline. Corporate-backed municipal bonds did especially well, and we cut the Fund’s exposure to this sector by 7 percentage points as spreads tightened.

The proceeds from these sales were generally reinvested into the healthcare and general obligation sectors. While we continue to have a near-term positive outlook within the healthcare sector, we remain negative from a longer-term perspective. Many facilities are going to require a tremendous amount of capital improvements going forward and this, combined with pressure by insurers to reduce costs, will put a strain on their balance sheets. Accordingly, we focused on higher-quality names such as Kaiser Permanente, insured bonds of Hospital Sister Services, Porter Hills, and New York City Health Facilities. We also believe the general obligation sector will benefit as municipal tax receipts increase with increased economic activity.

While many things went right for the Fund’s portfolio during the period, the Fund was negatively impacted by declining fundamentals in some of its holdings in the multi-family housing sector. This is an area of the market that we continue to view unfavorably, and we continued to try to reduce the Fund’s exposure to lower quality credits within this sector. On a positive note, we did reach an agreement to sell two of the Fund’s larger multi-family housing positions and hope to close on the sale within the next few months.

The outlook ahead

Looking forward, we believe bond market volatility will remain fairly high. We expect to continue to take a defensive position toward rising rates. We also intend to maintain the existing average credit exposure, while incorporating some bonds that offer the potential for attractive incremental yield. If interest rates make another quick move higher, we are likely to adopt a more neutral duration for the Fund and to increase the Fund’s overall credit quality.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

10

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	2.70%
Class C2	1.57%
Average effective maturity[3]	2.3 years
Average quality rating[4]	A

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	3.06%
5-year	3.82%
10-year	4.34%
Since Fund Inception (12-31-91)	4.51%

Class C2
1-year	0.82%
5-year	2.55%
10-year	3.09%
Since Fund Inception (12-31-91)	3.26%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 12-31-91 to 4-30-04

`

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3-Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Performance:

[2]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 1-31-03, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal 3-Year Bond Index is the 3-year (2-4) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is the average of all funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years.

11

Strong Wisconsin Tax-free Fund

Over the six months ended April 30, 2004, the Fund essentially kept pace with its broad-based benchmark, the Lehman Brothers Municipal Bond Index. The Fund posted a 1.16% total return, while the benchmark returned 1.19%.

Factors driving the market

The Federal Reserve left its short-term interest rates unchanged during the six months. Nonetheless, the Fed’s statements helped fortify a belief that the steep slope of the yield curve (i.e., a large difference between short-and long-term rates) would persist. This encouraged investors to aggressively purchase longer-maturity debt and, consequently, bond yields fell for most of the period.

The Fund was generally positioned to take advantage of rising interest rates throughout the six months, but as a result, the Fund underperformed meaningfully as interest rates plunged for most of the period. Fortunately, the Fund was well positioned to outperform significantly during April as rates rose, offsetting weaker results earlier in the period.

Positioning for a changing market

We entered the period increasingly uncomfortable with the persistent low level of interest rates. We acted on this viewpoint by taking steps to reduce the Fund’s duration (or sensitivity to rising interest rates). This strategy simply meant that the Fund was positioned to limit possible share-price erosion in the event that the higher interest rates we expected came to fruition. It also meant, however, that the Fund might underperform its benchmark if bonds were to rally.

Our strategic posture regarding interest rates was ill-timed for most of the six months, but our belief of rising rates remained strong based on our macroeconomic outlook and perspective on bond-market volatility and psychology. We, therefore, maintained this positioning for nearly the entire period — and were rewarded in April. That proved to be a very gratifying month for the Fund’s investors as our defensive posture protected the Fund’s value as bond values plummeted.

Perhaps just as important as our general interest rate strategy was how we chose to implement this view in managing the Fund’s holdings. Although we did sell certain municipal bond positions throughout the period in order to reduce duration, we also reduced interest-rate sensitivity by shorting U.S. Treasury note futures. In the process known as “shorting,” the Fund enters into a standard contract to sell a Treasury security in the future at a negotiated price (hoping to take advantage of higher rates, and lower bonds prices, prior to the contract expiration date). This is one of many strategies we employ occasionally to efficiently reduce interest rate sensitivity in the Fund instead of actually selling current municipal bond holdings (which may not be advantageous from time to time). This strategy reflected our belief that once interest rates did begin to rise, municipal bond rates were likely to rise less than those on comparable Treasuries. This approach was quite successful in April, when rates on 10-year municipals rose by approximately 53 basis points, 14 basis points less than similar-maturity Treasuries.

Continued focus on higher-quality bonds

The Fund made very few changes in overall credit quality during the period, essentially sticking with a higher-quality mix of bonds after selling several lower-quality positions that performed well for the Fund during 2002 and early 2003.

We’re comfortable keeping positions in lower-quality securities in the Fund to enhance the Fund’s yield and also to position it for price appreciation opportunities. At the same time, we are also content to keep the Fund anchored in higher-quality bonds when our research efforts did not uncover municipal securities that offered superior risk-adjusted return potential. To borrow a term from the Fed, we are likely to remain “patient” until better prospects emerge — as we believe they generally do for investors with a longer-term perspective.

Looking ahead

Although market interest rates rose significantly during April, we would not be surprised if they moved still higher in coming months. The bond markets are increasingly susceptible to excessive volatility, with even modest hints of inflation occasionally causing the markets to overshoot more rational movements in interest rates. In the short term, this has the potential to reduce the value of fixed-income securities.

Although rates may not rise as we anticipate, we expect to be comfortable continuing to hold our short, defensive positioning with respect to interest rates as we enter the current period. Of course, an excessive rise in rates generally results in value opportunities for patient, fixed-income investors. Consequently, the Fund is well positioned to take advantage of higher yields (and potentially increase its sensitivity to interest rates) as opportunities arise.

Thank you for your investment in the Strong Wisconsin Tax-Free Fund.

Lyle J. Fitterer

Portfolio Co-Manager

Chad M. Rach

Portfolio Co-Manager

12

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	4.02%
Class C2	2.93%
Average effective maturity[3]	5.7 years
Average quality rating[4]	A

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	2.49%
Since Fund Inception (4-6-01)	6.47%

Class C2
1-year	0.34%
Since Fund Inception (4-6-01)	5.04%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

To the extent that the Fund holds taxable securities or securities subject to the Alternative Minimum Tax, some income distributions the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

The Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund’s share price and performance may be more volatile than a fund that has a larger selection of issuers.

Growth of an Assumed $10,000 Investment†

From 4-6-01 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the index’s performance was prorated for the month of April 2001. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 3.23% for Investor Class shares and 2.29% for Class C shares. As of 4-30-04, there are waivers and/or absorptions in effect.

Performance:

[2]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”).Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of futures.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

13

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

14

SCHEDULES OF INVESTMENTS IN SECURITIES	April 30, 2004 (Unaudited)

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 77.8%
Alabama 1.2%
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)	$500,000	$494,375
Arizona 0.9%
Maricopa County, Arizona IDA Hospital Facility Revenue Refunding - Samaritan Health Services Project, 7.15%, Due 12/01/05 (e) (i)	10,000	10,550
Verrado, Arizona Community Facilities District Number 1 GO, 6.00%, Due 7/15/13	375,000	372,188

		382,738
California 8.9%
Agua Caliente Band of Cahuilla Indians Revenue, 4.60%, Due 7/01/08	800,000	804,000
California GO:
5.00%, Due 2/01/08	1,100,000	1,174,250
5.00%, Due 3/01/11	125,000	132,344
5.50%, Due 4/01/11	125,000	136,562
5.50%, Due 3/01/12 (e)	500,000	548,750
Fullerton, California School District GO, Zero %, Due 8/01/21 (e)	835,000	339,219
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	350,000	355,250
Southern California Public Power Authority Power Project Revenue, 6.75%, Due 7/01/13	100,000	119,125

		3,609,500
Florida 8.1%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	500,000	517,500
Capital Projects Finance Authority Student Housing Revenue (e):
4.10%, Due 10/01/09 (c)	450,000	470,813
5.50%, Due 10/01/14	500,000	541,875
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	600,000	730,500
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	1,000,000	1,037,500

		3,298,188
Illinois 7.5%
Chicago, Illinois Board of Education School Reform GO, 6.25%, Due 12/01/11 (e)	300,000	351,375
Chicago, Illinois Housing Authority Capital Revenue, 5.375%, Due 7/01/13	550,000	594,000
Cook County, Illinois Cicero School District Number 99 GO, 9.00%, Due 12/01/12 (e)	1,000,000	1,355,000
Illinois DFA Revenue:
Chicago Charter School Foundation Project, 5.25%, Due 12/01/12	390,000	396,338
Community Rehabilitation Providers Facilities Project, 5.70%, Due 7/01/12	330,000	332,887

		3,029,600
Kansas 6.3%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	160,000	176,200
Lenexa, Kansas Industrial Revenue - W.W. Grainger, Inc. Project, 4.00%, Due 12/15/08	$500,000	$508,750
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	750,000	758,437
Olathe, Kansas Health Facilities Revenue - Evangelical Lutheran Good Samaritan Project, 6.00%, Due 5/01/19 (e)	250,000	255,938
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	750,000	841,875

		2,541,200
Massachusetts 1.8%
Massachusetts Health and EFA Revenue:
Caritas Christi Project, 5.875%, Due 7/01/08	400,000	434,000
Southcoast Health System Project, 4.625%, Due 7/01/11 (e)	300,000	314,250

		748,250
Minnesota 1.1%
Minneapolis, Minnesota Hospital Revenue - St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13 (i)	290,000	380,987
Roseville, Minnesota Independent School District Number 623 - School District Enhancement Project, 5.00%, Due 2/01/17 (e)	75,000	78,938

		459,925
Missouri 2.3%
Boone County, Missouri Hospital Revenue Refunding, 5.00%, Due 8/01/09	400,000	419,000
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	500,000	508,125

		927,125
Montana 0.9%
Billings, Montana Tax Incremental Urban Renewal Refunding, 3.80%, Due 3/01/08	350,000	348,687
New Jersey 0.6%
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	250,000	255,633
New Mexico 2.1%
Chaves County, New Mexico Gross Receipts Tax Revenue, 5.00%, Due 7/01/21 (e)	475,000	483,906
San Juan County, New Mexico Gross Receipts Tax Revenue, 4.00%, Due 1/01/17 (e)	400,000	379,500

		863,406
New York 11.3%
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	100,000	102,250
New York Counties Tobacco Trust II Tobacco Settlement Pass-Thru Bonds, 5.75%, Due 6/01/13	650,000	661,375
New York, New York GO:
5.25%, Due 8/01/09, Series A	550,000	595,375
5.25%, Due 8/01/09, Series C	500,000	541,250
5.25%, Due 8/01/14, Series G (e)	500,000	539,375

15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	$1,000,000	$1,072,500
Tobacco Settlement Financing Corporation Revenue, 5.25%, Due 6/01/13 (e)	1,000,000	1,077,500

		4,589,625
North Carolina 0.3%
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	95,000	105,450
North Dakota 1.0%
Mercer County, North Dakota PCR - Antelope Valley Station Project, 7.20%, Due 6/30/13 (e)	350,000	425,250
Ohio 2.8%
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/12	510,000	546,337
Ohio Refunding and Improvement GO, 6.00%, Due 8/01/10	500,000	575,000

		1,121,337
Oklahoma 0.2%
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	60,000	62,250
Pennsylvania 1.3%
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project, 5.60%, Due 1/01/10	350,000	370,563
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Moses Taylor Hospital Project, 5.75%, Due 7/01/06	190,000	138,700

		509,263
Puerto Rico 1.4%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	250,000	256,562
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	290,000	317,550

		574,112
South Carolina 0.5%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project, Zero %, Due 1/01/32	250,000	19,375
Connector 2000 Association, Inc. Senior Current Interest Toll Road Revenue - Greenville, South Carolina Southern Connector Project, 5.375%, Due 1/01/38	300,000	194,625

		214,000
South Dakota 1.7%
Heartland Consumers Power District Electric Revenue, 6.00%, Due 1/01/12 (e)	600,000	684,000
Texas 5.3%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (i)	1,000,000	571,250
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (i)	750,000	439,688
Midtown Redevelopment Authority Tax Incremental Contract Revenue, 5.00%, Due 1/01/09 (e)	$250,000	$267,187
Sam Rayburn, Texas Municipal Power Agency Power Supply System Revenue Refunding, 5.00%, Due 10/01/09 (e)	195,000	209,381
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project, 5.25%, Due 2/15/12 (b)	570,000	583,538
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	80,000	82,300

		2,153,344
Virginia 2.2%
Capital Region Airport Commission Revenue Refunding, 5.00%, Due 7/01/11 (e)	500,000	540,000
Prince William County, Virginia GO, 5.25%, Due 8/01/15	335,000	359,287

		899,287
Washington 4.1%
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	400,000	424,000
Spokane, Washington GO, 5.40%, Due 1/01/10	300,000	324,000
Vancouver, Washington Water and Sewer Revenue, 4.90%, Due 6/01/10 (e)	100,000	105,000
Washington GO, 6.40%, Due 6/01/17	610,000	722,850
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	75,000	76,875

		1,652,725
Wisconsin 4.0%
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.95%, Due 12/01/08	70,000	71,925
4.20%, Due 12/01/09	70,000	72,362
4.40%, Due 12/01/10	75,000	77,719
Wisconsin Health and EFA Revenue:
Divine Savior Healthcare Project, 4.70%, Due 5/01/08 (e)	230,000	239,200
Marshfield Clinic Project, 6.25%, Due 2/15/10	124,000	134,385
Wheaton Franciscan Services Project, 5.00%, Due 8/15/11	750,000	791,250
Wisconsin Housing and EDA Home Ownership Revenue, 3.95%, Due 9/01/09	225,000	226,688

		1,613,529

Total Municipal Bonds (Cost $31,456,989)		31,562,799

Variable Rate Municipal Bonds 14.5%
Colorado 4.7%
Central Platte Valley Metropolitan District of Colorado Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	1,500,000	1,606,875
Northwest Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset Effective 6/15/11) (e)	450,000	324,000

		1,930,875

16

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Illinois 4.8%
Cook County, Illinois Proviso Township High School District Number 209 GO, Zero %, Due 12/01/11 (Rate Reset Effective 12/01/07) (e)	$1,000,000	$883,750
Illinois EFA Revenue - Northwestern University Project:
5.10%, Due 11/01/32 (Mandatory Put at $100 on 11/01/11)	250,000	272,813
5.15%, Due 11/01/32 (Mandatory Put at $100 on 11/01/12)	750,000	813,750

		1,970,313
Missouri 1.4%
St. Charles County, Missouri IDA MFHR - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	550,000	556,875

New York 1.1%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29	400,000	436,000

Pennsylvania 2.5%
Delaware Valley, Pennsylvania Regional Finance Authority Local Government Revenue, 4.03%, Due 7/01/27 (Mandatory Put at $100 on 7/01/07) (Rate Reset Effective 7/01/04) (e)	965,000	999,981

Total Variable Rate Municipal Bonds (Cost $5,895,216)		5,894,044

Short-Term Investments (a) 4.2%
Municipal Bonds 1.1%
Colorado 0.6%
Colorado Educational and Cultural Facilities Authority Revenue - Nashville Public Radio Project, 4.50%, Due 4/01/05	230,000	234,816

Georgia 0.4%
Marietta, Georgia Authority MFHR Refunding - Wood Glen Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	155,000	155,577

Wisconsin 0.1%
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	50,000	50,093

Total Municipal Bonds		440,486
Variable Rate Municipal Bonds 0.6%
Minnesota
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Putable at $100 on 6/01/04 Subject to Remarketing)	240,000	240,002

Municipal Money Market Funds 2.5% Strong Tax-Free Money Fund (d)	1,010,000	1,010,000

Total Short-Term Investments (Cost $1,684,842)		1,690,488

Total Investments in Securities (Cost $39,037,047) 96.5%		39,147,331
Other Assets and Liabilities, Net 3.5%		1,419,728

Net Assets 100.0%		$40,567,059

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
20 Ten-Year U.S. Treasury Notes	6/04	$(2,210,000)	$6,094
20 Two-Year U.S. Treasury Notes	6/04	(4,250,938)	20,469

STRONG MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 89.3%
Alabama 1.1%
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)	$2,000,000	$1,977,500

Alaska 0.2%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue, 5.70%, Due 6/01/11	420,000	414,750

Arizona 4.4%
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (i)	1,145,000	705,606
Maricopa County, Arizona Kyrene Elementary District Number 28 GO Refunding, 5.00%, Due 7/01/14 (e)	2,080,000	2,246,400
Phoenix, Arizona IDA Mortgage Revenue Refunding - Christian Care Retirement Apartments, Inc. Project, 6.25%, Due 1/01/16	1,085,000	1,102,631
Verrado, Arizona Community Facilities District Number 1 Go, 6.00%, Due 7/15/13	2,125,000	2,109,063
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33	2,000,000	1,930,000

		8,093,700
California 6.7%
California GO:
5.00%, Due 2/01/10	1,000,000	1,066,250
5.50%, Due 3/01/12 (e)	1,500,000	1,646,250
California GO Refunding, 5.75%, Due 10/01/11	500,000	557,500
California Statewide Communities Development Authority MFHR - Santee Court Apartments Project, 7.50%, Due 11/20/36	2,200,000	2,252,250
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects (e):
5.00%, Due 8/01/11, Series A	665,000	704,069
5.00%, Due 8/01/11, Series C	210,000	222,337
5.00%, Due 8/01/12, Series C	220,000	231,275
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
4.00%, Due 6/01/11, Series B	1,330,000	1,275,138
5.625%, Due 6/01/38, Series B	2,000,000	2,000,000
7.875%, Due 6/01/42, Series A	1,300,000	1,379,625

17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	$1,000,000	$1,015,000

		12,349,694
Colorado 3.5%
Colorado Educational and Cultural Facilities Authority Revenue:
Charter School - Bromley East Project, 7.25%, Due 9/15/30	1,750,000	1,736,875
Charter School - Denver Arts School Project, 8.00%, Due 5/01/34	1,000,000	977,500
Denver Academy Project, 7.125%, Due 11/01/28	500,000	485,625
Leadership Preparatory Academy, 7.875%, Due 5/01/27	1,000,000	973,750
Interlocken Metropolitan District of Colorado GO Refunding, 5.75%, Due 12/15/11 (e)	2,000,000	2,175,000

		6,348,750
Florida 1.8%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	420,000	434,700
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	1,400,000	1,611,750
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,000,000	988,750
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	315,000	326,812

		3,362,012
Georgia 6.5%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Evergreen Village Estates Project:
5.875%, Due 5/01/07	380,000	379,966
6.375%, Due 5/01/17	1,675,000	1,576,594
6.50%, Due 5/01/27	2,965,000	2,638,850
Colquitt County, Georgia Development Authority First Mortgage Revenue, Zero %, Due 12/01/21 (i)	2,995,000	1,201,744
Colquitt County, Georgia Development Authority Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (i)	4,595,000	1,843,744
Washington, Georgia Wilkes Payroll Development Authority Subordinated Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (i)	11,000,000	4,345,000

		11,985,898
Illinois 2.0%
Cook County, Illinois Palatine Community Consolidated School District Number 15 Capital Appreciation GO, Zero %, Due 12/01/19 (e)	2,000,000	912,500
Illinois DFA Revenue - Chicago Charter School Foundation Project:
5.25%, Due 12/01/12	410,000	416,663
6.125%, Due 12/01/22	2,330,000	2,396,987

		3,726,150
Iowa 0.5%
Iowa Finance Authority Hospital Facility Revenue, 6.75%, Due 2/15/13	750,000	841,875
Kansas 2.1%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	$470,000	$517,587
Kansas DFA Revenue, 5.60%, Due 5/20/34 (e)	2,735,000	2,817,050
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	500,000	561,250

		3,895,887
Louisiana 4.4%
Claiborne Parish, Louisiana Law Enforcement District Revenue - Claiborne Correctional Facilities Project, 6.25%, Due 3/01/19	6,810,000	7,133,475
New Orleans, Louisiana Capital Appreciation GO Refunding, Zero %, Due 9/01/16 (e)	1,600,000	892,000

		8,025,475
Massachusetts 2.6%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	1,750,000	1,898,750
Municipal Tax-Exempt Trust Certificates, 4.20%, Due 3/06/09 (e)	2,800,000	2,901,500

		4,800,250
Michigan 0.8%
Dickinson County, Michigan Healthcare System Hospital Revenue Refunding, 5.50%, Due 11/01/13 (e)	1,350,000	1,402,313

Minnesota 1.4%
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	1,100,000	1,102,750
Woodbury, Minnesota Lease Revenue Refunding - Math Science Academy Project, 7.50%, Due 12/01/31	1,500,000	1,490,625

		2,593,375
Missouri 1.3%
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.60%, Due 10/01/11	2,215,000	2,317,444

New Jersey 3.0%
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 5.50%, Due 7/01/11	1,850,000	1,970,250
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	1,370,000	1,400,866
Tobacco Settlement Financing Corporation Revenue, 6.00%, Due 6/01/37	2,500,000	2,137,500

		5,508,616
New Mexico 1.4%
Lordsburg, New Mexico PCR Refunding - Phelps Dodge Corporation Project, 6.50%, Due 4/01/13	2,000,000	2,032,680
San Juan County, New Mexico Gross Receipts Tax Revenue, 4.00%, Due 1/01/17 (e)	600,000	569,250

		2,601,930

18

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New York 9.2%
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	$260,000	$265,850
New York, New York GO:
5.25%, Due 8/01/09	375,000	405,937
5.25%, Due 8/01/14 (e)	1,500,000	1,618,125
5.50%, Due 8/01/15	2,000,000	2,145,000
5.50%, Due 9/15/19	1,000,000	1,065,000
5.75%, Due 3/15/13	1,020,000	1,114,350
5.75%, Due 8/01/14	1,000,000	1,088,750
New York, New York GO Refunding, 5.75%, Due 8/01/16	1,500,000	1,621,875
New York, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	1,230,000	1,257,675
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	3,500,000	3,753,750
Tobacco Settlement Financing Corporation Revenue:
5.25%, Due 6/01/13 (e)	1,500,000	1,616,250
5.25%, Due 6/01/14	1,000,000	1,043,750

		16,996,312
North Dakota 0.8%
Three Affiliated Tribes of the Fort Berthold Reservation GO, 6.30%, Due 11/15/10	1,515,000	1,526,317
Ohio 6.8%
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	1,500,000	1,599,375
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (f)	3,800,000	3,681,250
Montgomery County, Ohio Health Care Facilities Revenue Refunding - Friendship Village of Dayton Project, 6.25%, Due 2/01/22 (f)	1,200,000	687,000
Toledo, Ohio MFMR - Commodore Perry Apartments Project, 7.00%, Due 12/01/28 (f)	7,470,000	6,498,900

		12,466,525
Oklahoma 1.3%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project, 7.10%, Due 8/01/23	1,125,000	1,126,406
Oklahoma County, Oklahoma Finance Authority First Mortgage MFHR - Multiple Apartments Project, 7.125%, Due 4/01/28 (f) (h)	10,170,000	1,322,100

		2,448,506
Pennsylvania 4.6%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - University of Pittsburgh Medical Center Project, 5.00%, Due 6/15/10	500,000	531,875
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 6.25%, Due 11/01/18	1,925,000	1,987,563
Philadelphia, Pennsylvania Hospitals and Higher EFA Revenue - Temple University Hospital Project, 6.50%, Due 11/15/08	2,220,000	2,358,750
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	$1,650,000	$1,724,250
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue:
Marian Community Hospital Project, 6.50%, Due 1/15/07	960,000	972,000
Moses Taylor Hospital Project, 5.80%, Due 7/01/07	1,300,000	936,000

		8,510,438
Puerto Rico 1.2%
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	400,000	420,500
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09	750,000	790,312
5.00%, Due 2/01/10	1,015,000	1,068,288

		2,279,100
South Carolina 4.2%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project:
Zero %, Due 1/01/12	3,900,000	1,472,250
Zero %, Due 1/01/14	4,560,000	1,379,400
Zero %, Due 1/01/15	1,000,000	237,500
Zero %, Due 1/01/28	400,000	39,500
Zero %, Due 1/01/32	10,350,000	802,125
Zero %, Due 1/01/35	100,000	6,500
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (i)	2,400,000	2,763,000
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	900,000	942,750

		7,643,025
South Dakota 2.4%
Sisseton-Wahpeton Sioux Tribe of the Lake Traverse Reservation GO (f):
7.00%, Due 11/01/13	655,000	707,400
7.00%, Due 11/01/23	1,290,000	1,359,338
South Dakota EDFA EDR - Angus Project:
4.75%, Due 4/01/10	275,000	281,187
5.00%, Due 4/01/11	285,000	291,769
5.25%, Due 4/01/12	300,000	319,875
5.25%, Due 4/01/13	320,000	340,400
South Dakota EDFA EDR - McEleeg Project, 5.00%, Due 4/01/14 (b)	420,000	418,425
South Dakota EDFA EDR Pooled Loan Program - Midstates Printing, Inc. Project, 5.50%, Due 4/01/18	685,000	714,112

		4,432,506
Texas 5.4%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (i)	5,000,000	2,856,250
El Paso, Texas Property Finance Authority, Inc. SFMR - GNMA Mortgage-Backed Securities Program, 8.70%, Due 12/01/18 (e)	95,000	95,958
Grand Prairie, Texas Independent School District Capital Appreciation GO, Zero %, Due 2/15/14 (e)	1,000,000	636,250

19

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (i)	$8,415,000	$4,933,294
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project (b):
5.25%, Due 2/15/14	630,000	637,875
5.25%, Due 2/15/15	665,000	667,494

		9,827,121
Utah 0.4%
Eagle Mountain, Utah Special Assessment Bonds, 5.90%, Due 12/15/07	750,000	752,843
Virginia 2.8%
Capital Region Airport Commission Revenue Refunding, 5.00%, Due 7/01/11 (e)	1,335,000	1,441,800
Peninsula Ports Authority Coal Terminal Revenue Refunding - Dominion Terminal Associates Project, 6.00%, Due 4/01/33	1,900,000	1,935,625
Prince William County, Virginia IDA Educational Facilities Revenue - Catholic Diocese of Arlington Project, 4.375%, Due 10/01/13	1,750,000	1,719,375

		5,096,800
Washington 2.8%
Okanogan County, Washington Irrigation District Revenue Refunding, 4.75%, Due 12/01/13	1,200,000	1,213,500
Seattle, Washington Housing Authority Low Income Assistance Revenue - Hilltop and Spring Projects (e):
5.375%, Due 10/20/18	985,000	1,052,719
5.875%, Due 10/20/28	1,545,000	1,647,356
Tobacco Settlement Authority Washington Tobacco Settlement Revenue Asset-Backed Bonds, 5.50%, Due 6/01/12	700,000	666,750
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	615,000	630,375

		5,210,700
Wisconsin 3.7%
Badger Tobacco Asset Securitization Corporation Revenue:
5.75%, Due 6/01/11	250,000	247,187
5.75%, Due 6/01/12	2,000,000	1,950,000
6.00%, Due 6/01/17	1,150,000	1,073,812
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
5.35%, Due 12/01/10	520,000	543,400
5.50%, Due 12/01/11	390,000	409,012
Waterford, Wisconsin Graded Joint School District Number 1 GO Refunding, 5.25%, Due 4/01/12 (e)	70,000	77,700
Wisconsin Health and EFA Revenue:
Agnesian Healthcare, Inc. Project, 5.10%, Due 7/01/08	705,000	747,300
Marshfield Clinic Project, 6.25%, Due 2/15/10	866,000	938,527
Wheaton Franciscan Services Project, 5.00%, Due 8/15/11	750,000	791,250

		6,778,188

Total Municipal Bonds (Cost $177,366,048)		164,214,000

Variable Rate Municipal Bonds 6.0%
Colorado 1.2%
Central Platte Valley Metropolitan District of Colorado GO Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	$500,000	$535,625
Northwest Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset Effective 6/15/11) (e)	2,240,000	1,612,800

		2,148,425
Illinois 1.0%
Cook County, Illinois Proviso Township High School District Number 209 GO, Zero %, Due 12/01/11 (Rate Reset Effective 12/01/07) (e)	2,000,000	1,767,500

Missouri 1.0%
St. Charles County, Missouri IDA MFHR - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,873,125

New York 0.2%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)	350,000	381,500

Pennsylvania 1.5%
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 1.00%, Due 12/01/31 (Rate Reset Effective 6/01/04)	2,500,000	2,856,250

Wisconsin 1.1%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	2,000,000	1,945,000

Total Variable Rate Municipal Bonds (Cost $10,522,732)		10,971,800

Short-Term Investments (a) 3.0%
Municipal Bonds 0.2%
Wisconsin
Wisconsin Health and EFA Revenue - Agnesian Healthcare, Inc. Project, 5.00%, Due 7/01/04	250,000	251,210

Variable Rate Municipal Bonds 1.2%
Minnesota
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	2,195,000	2,195,022

Municipal Money Market Funds 1.6%
Multiple States
Strong Tax-Free Money Fund (d)	3,005,000	3,005,000

Total Short-Term Investments (Cost $5,450,241)		5,451,232

Total Investments in Securities (Cost $193,339,021) 98.3%		180,637,032
Other Assets and Liabilities, Net 1.7%		3,212,963

Net Assets 100.0%		$183,849,995

20

STRONG MUNICIPAL BOND FUND (continued)

FUTURES

	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation/ (Depreciation)
Sold:
125 Ten-Year U.S. Treasury Notes	6/04	$(13,812,500)	$55,781
25 Two-Year U.S. Treasury Notes	6/04	(5,313,672)	1,172

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 74.1%
Alabama 0.9%
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)	$1,300,000	$1,285,375
Alaska 1.9%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
4.50%, Due 6/01/08	255,000	246,394
5.40%, Due 6/01/08	735,000	741,431
5.60%, Due 6/01/09	700,000	706,125
5.60%, Due 6/01/10	300,000	297,375
6.20%, Due 6/01/22	970,000	933,625

		2,924,950
Arizona 0.5%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project, 5.375%, Due 11/15/09	100,000	96,375
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	550,029	576,155

		672,530
California 4.2%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 4.00%, Due 3/01/08	500,000	505,625
Agua Caliente Band of Cahuilla Indians Revenue, 4.00%, Due 7/01/06	1,500,000	1,507,500
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.50%, Due 6/01/19	750,000	770,625
5.625%, Due 6/01/20	2,000,000	2,057,500
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	1,000,000	1,015,000
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 5.25%, Due 6/01/27	540,000	523,800

		6,380,050
Colorado 2.8%
Black Hawk, Colorado Business Improvement District Special Assessment:
Gilpin County Project,6.00%, Due 12/01/09	750,000	750,315
The Lodge At Black Hawk Project, 6.25%, Due 12/01/11	390,000	389,957
Colorado Educational and Cultural Facilities Authority Revenue Refunding and Improvement:
Denver Academy Project, 5.00%, Due 5/01/08	$1,000,000	$991,250
Denver Arts School Project, 7.00%, Due 5/01/11	460,000	455,400
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project:
4.70%, Due 9/15/05	85,000	85,956
4.80%, Due 9/15/06	455,000	462,962
4.90%, Due 9/15/07	20,000	20,325
Elk Valley, Colorado Public Improvement Revenue, 7.10%, Due 9/01/14	1,000,000	1,018,750

		4,174,915
Connecticut 1.8%
Connecticut Health and EFA Revenue - New Opportunities for Waterbury, Inc. Project, 6.75%,Due 7/01/13	1,205,000	1,210,892
Mashantucket Western Pequot Tribe Subordinated Special Revenue:
5.70%, Due 9/01/12	1,000,000	1,050,000
6.40%, Due 9/01/11	500,000	531,875

		2,792,767
Florida 3.7%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	500,000	608,750
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	500,000	494,375
Hillborough County, Florida IDA IDR - University Community Hospital Health Facilities Project, 4.90%, Due 8/15/07	1,415,000	1,436,225
Largo, Florida Sun Coast Health System Revenue - Sun Coast Hospital Issue, 6.20%, Due 3/01/13	530,000	494,225
Lee County, Florida Solid Waste System Revenue Refunding, 3.50%, Due 10/01/06 (e)	100,000	102,500
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 6.00%, Due 11/15/07	1,400,000	1,398,250
Ocean Highway and Port Authority Solid Waste PCR Refunding - Stone Container Corporation Project, 6.50%, Due 11/01/06	1,000,000	1,051,250

		5,585,575
Georgia 4.1%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Park Place Apartments Project, 6.00%, Due 9/01/06 (f)	455,000	410,638
Atlanta, Georgia Water and Waste Water Revenue, 5.50%, Due 11/01/11 (e)	1,000,000	1,126,250
Bibb County, Georgia Development Authority Environmental Improvement Revenue Refunding - Temple-Inland, Inc. Project, 4.85%, Due 12/01/09	2,050,000	2,137,125
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	1,205,583	1,202,569
De Kalb County, Georgia Residential Care Facilities for the Elderly Authority First Lien Revenue - King’s Bridge Retirement Center, Inc.Project, 8.00%, Due 7/01/06	420,000	436,800

21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Newton County, Georgia Hospital Authority Revenue - Newton Health System Project, 5.75%, Due 2/01/11 (e)	$780,000	$864,825

		6,178,207
Illinois 4.6%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	590,000	600,118
Chicago, Illinois GO Refunding, 5.25%, Due 1/01/08 (e)	500,000	534,375
Illinois DFA Elderly Housing Revenue Refunding - Galesburg Towers Project, 5.80%, Due 3/01/06	100,000	98,875
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	310,000	324,338
Illinois DFA Revenue - Community Rehab Providers Project, 5.375%, Due 7/01/09	620,000	623,875
Illinois Health Facilities Authority Revenue: Condell Medical Center Project, 6.00%, Due 5/15/10	500,000	535,000
St. Benedict Project, 5.75%, Due 11/15/15	1,000,000	997,500
Illinois Health Facilities Authority Revenue Refunding - Lifelink Corporation Obligated Group Project, 5.95%, Due 2/15/21 (f)	1,800,000	1,064,250
Sangamon County, Springfield, Illinois School District Number 186 GO, Zero %, Due 10/01/08 (e)	2,000,000	1,715,000
Upper Illinois River Valley Development Revenue - Morris Hospital Project, 6.05%, Due 12/01/11	500,000	535,625

		7,028,956
Indiana 0.6%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 6.00%, Due 1/01/10 (f) (h)	2,800,000	868,000
Iowa 0.5%
Harlan, Iowa Revenue - American Baptist Homes of the Midwest - Baptist Memorial Home Project, 5.875%, Due 5/15/23	920,000	679,650
Kansas 0.8%
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	1,250,000	1,264,063
Kentucky 0.3%
Kenton County, Kentucky Airport Board Special Facilities Revenue - Mesaba Aviation, Inc.Project, 6.00%, Due 7/01/05	430,000	419,787
Louisiana 3.6%
Epps, Louisiana COP, 7.25%, Due 6/01/09	1,000,000	1,003,750
Louisiana Public Facilities Authority Revenue - Progressive Healthcare Project, 6.25%, Due 10/01/11(f)	1,190,000	1,114,138
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (i)	1,590,000	1,337,587
Plaque mines, Louisiana Port Harbor and Terminal District Marine Terminal Facilities Revenue Refunding - TECO Energy Project, 5.00%, Due 9/01/07:
Series A	$100,000	$99,875
Series D	900,000	898,875
West Feliciana Parish, Louisiana PCR - Gulf States Utilities Company III Project, 7.70%, Due 12/01/14	1,000,000	1,015,080

		5,469,305
Maine 0.3%
Baileyville, Maine PCR - Georgia-Pacific Corporation Project, 4.75%, Due 6/01/05	500,000	502,215
Maryland 0.5%
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Ogden Martin Corporation Project, 5.90%, Due 7/01/05	765,000	796,556
Massachusetts 2.2%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 6.25%, Due 6/01/08	500,000	498,750
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	1,250,000	1,309,375
5.25%, Due 7/01/07	1,000,000	1,060,000
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	500,000

		3,368,125
Michigan 0.4%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 4.80%, Due 7/01/05	615,000	619,612
Minnesota 1.0%
Burnsville, Minnesota CDR Refunding - Holiday Inn Project, 5.875%, Due 4/01/08	1,430,000	1,435,963
Missouri 3.4%
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	895,000	909,544
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project:
5.10%, Due 6/01/05	125,000	124,481
5.20%, Due 6/01/06	135,000	133,819
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	1,500,000	1,485,000
I-470 & 350 Transportation Development District Transportation Revenue:
5.00%, Due 5/01/05	100,000	100,766
5.20%, Due 5/01/06	375,000	380,156
Missouri Environmental Improvement and Energy Resources Authority PCR Refunding - Wyeth Corporation Project, 5.80%, Due 9/01/09	800,000	885,000

22

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Nevada, Missouri Hospital Revenue - Nevada Regional Medical Center Project, 6.00%, Due 10/01/07	$1,135,000	$1,152,025

		5,170,791
Nevada 1.4%
Clark County, Nevada Improvement District Refunding, 4.10%, Due 2/01/08	630,000	628,425
Las Vegas, Nevada Paiute Tribe Revenue, 4.65%, Due 11/01/05 (e)	1,500,000	1,507,500

		2,135,925
New Hampshire 0.5%
New Hampshire Health and EFA Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	730,000	747,338
New Jersey 0.9%
New Jersey EDA First Mortgage Revenue Refunding - Winchester Gardens Project, 2.60%, Due 11/01/05	400,000	397,500
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	900,000	920,277

		1,317,777
New Mexico 2.3%
Albuquerque, New Mexico Industrial Revenue Refunding - MCT Industries, Inc. Project, 3.75%, Due 4/01/10 (e)	890,000	901,125
Lordsburg, New Mexico PCR Refunding - Phelps Dodge Corporation Project, 6.50%, Due 4/01/13	2,200,000	2,235,948
New Mexico Educational Assistance Foundation Student Loan Revenue, 6.00%, Due 12/01/08	350,000	357,343

		3,494,416
New York 8.3%
Nassau County, New York Industrial Development Agency Civic Facility Revenue:
North Shore Health System Project, 5.625%, Due 11/01/10	815,000	886,312
Special Needs Facilities Pooled Program Project, 5.60%, Due 7/01/05	125,000	125,938
Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	545,000	550,450
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	1,650,000	1,373,625
New York, New York City Industrial Development Agency Civic Facility Revenue:
Polytechnic University Project, 5.125%, Due 11/01/06	435,000	424,669
Special Needs Facilities Pooled Project, 3.05%, Due 7/01/09 (e)	1,000,000	947,500
Special Needs Facilities Pooled Project, 5.60%, Due 7/01/05	550,000	554,125
New York, New York City Industrial Development Agency Special Facilities Revenue - Continental Airlines, Inc. Project, 7.25%, Due 11/01/08	1,000,000	978,750
Suffolk County, New York Industrial Development Agency Civic Facility Revenue:
6.50%, Due 7/01/06	290,000	292,900
6.875%, Due 7/01/10	165,000	168,712
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/09	$1,000,000	$1,002,160
5.00%, Due 6/01/10	2,000,000	2,054,260
5.00%, Due 6/01/11	1,000,000	1,037,500
5.25%, Due 6/01/13 (e)	1,000,000	1,077,500
United Nations Development Corporation Revenue Refunding, 4.00%, Due 7/01/07	1,035,000	1,082,869

		12,557,270
North Carolina 0.3%
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue Refunding - Deerfield Episcopal Project, 2.20%, Due 11/01/06	500,000	492,500
Ohio 2.7%
Athens County, Ohio Hospital Facilities Revenue Refunding - O’Bleness Memorial Hospital Project, 5.00%, Due 11/15/08	1,000,000	1,007,500
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	880,000	938,300
Cleveland, Ohio Airport Special Revenue Refunding - Continental Airlines, Inc. Project, 5.50%, Due 12/01/08	300,000	274,500
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (f) (h)	104,374	1
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/08	700,000	752,500
Lucas County, Ohio Hospital Revenue Refunding - ProMedica Healthcare Obligation, 5.75%, Due 11/15/09 (e)	1,000,000	1,098,750

		4,071,551
Oklahoma 1.7%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project, 7.50%, Due 8/01/18	1,500,000	1,558,125
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	1,000,000	1,037,500

		2,595,625
Pennsylvania 3.1%
Horsham, Pennsylvania IDA CDA Health Care Facilities Revenue - GF/Pennsylvania Properties, Inc. Project, 8.375%, Due 9/01/24 (f)	40,000	38,800
Pennsylvania Higher EFA Revenue:
Independent Colleges and Universities - St. Francis College Project, 5.00%, Due 11/01/11	500,000	502,500
State System of Higher Education, 4.00%, Due 6/15/10 (e)	625,000	648,438
Ontelaunee Township, Pennsylvania Municipal Authority Sewer Revenue, 4.25%, Due 11/15/05	500,000	503,125
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	1,225,000	1,280,125
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Moses Taylor Hospital Project, 5.75%, Due 7/01/06	1,100,000	803,000

23

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Susquehanna, Pennsylvania Area Regional Airport Authority Airport Facilities Revenue - AERO Harrisburg LLC Project, 5.25%, Due 1/01/09	$1,035,000	$969,019

		4,745,007
South Carolina 3.5%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue:
Zero %, Due 1/01/27	1,500,000	157,500
Zero %, Due 1/01/35	6,000,000	390,000
Connector 2000 Association, Inc. Senior Current Interest Toll Road Revenue - Greenville, South Carolina Southern Connector Project, 5.375%, Due 1/01/38	700,000	454,125
Greenville County, South Carolina Revenue - Donaldson Industrial Air Park Project, 5.50%, Due 4/01/11	400,000	394,500
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project, 4.75%, Due 8/01/07:
Series A	685,000	702,125
Series C	1,000,000	1,025,000
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (i)	1,000,000	1,151,250
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,047,500

		5,322,000
South Dakota 0.2%
Lincoln County, South Dakota Revenue - American Baptist Homes of the Midwest - Trail Ridge Project, 5.875%, Due 11/15/21	445,000	332,637

Texas 2.3%
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (f)	1,187,051	1,086,152
Metro Health Facilities Development Corporation Revenue - Wilson N. Jones Memorial Hospital Project, 6.375%, Due 1/01/07	1,000,000	996,250
Tom Green County, Texas Health Facilities Development Corporation Hospital Revenue - Shannon Health System Project, 5.60%, Due 5/15/06	875,000	892,500
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	410,000	421,788

		3,396,690
Utah 0.8%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,200,000	1,185,000

Vermont 0.6%
Vermont Educational and Health Buildings Financing Agency Revenue:
Health Care Facility-Copley Manor Project, 5.40%, Due 4/01/06 (f) (h)	455,000	227,500
Vermont Council of Developmental and Mental Health Project, 6.20%, Due 12/15/05	695,000	723,669

		951,169
Virgin Islands 0.7%
Virgin Islands Public Finance Authority Revenue:
6.00%, Due 10/01/06	$500,000	$528,750
6.00%, Due 10/01/07	500,000	533,750

		1,062,500
Virginia 0.9%
Fairfax County, Virginia Redevelopment and Housing Authority MFHR Refunding - Burke Shire Commons Project, 7.60%, Due 10/01/36	1,000,000	1,091,250
Pocahontas Parkway Association Toll Road Capital Appreciation Revenue, Zero %, Due 8/15/07	400,000	272,000

		1,363,250
Washington 2.0%
Port Longview, Washington IDC Solid Waste Disposal Revenue - Weyerhaueser Company Project, 6.875%, Due 10/01/08	1,500,000	1,670,625
Skagit County, Washington Public Hospital District Revenue Refunding, 4.00%, Due 12/01/06	1,390,000	1,405,638

		3,076,263
Wisconsin 3.1%
Badger Tobacco Asset Securitization Corporation Revenue, 5.75%, Due 6/01/12	1,000,000	975,000
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	855,000	869,962
Divine Savior Hospital Project, 4.80%, Due 6/01/06	25,000	25,562
Lutheran Home Project, 7.00%, Due 9/01/25	30,000	30,047
National Regency of New Berlin, Inc. Project:
7.75%, Due 8/15/15	915,000	927,581
8.00%, Due 8/15/25	970,000	990,613
Tomah Memorial Hospital, Inc. Project:
3.25%, Due 7/01/05	100,000	100,000
3.875%, Due 7/01/06	100,000	100,125
4.125%, Due 7/01/07	130,000	129,675
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	500,000	526,875

		4,675,440
Wyoming 0.7%
Teton County, Wyoming Hospital District Hospital Revenue - St. Johns Medical Center Project, 5.25%, Due 12/01/07	1,050,000	1,081,500

Total Municipal Bonds (Cost $114,786,119)		112,221,250

Variable Rate Municipal Bonds 8.1%

Arizona 0.7%
Maricopa County Arizona Pollution Control Corporation PCR Refunding - El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	1,000,000	1,041,250

California 1.4%
California Statewide Communities Development Authority Development Revenue Refunding - Irvine Apartment Communities Project, 5.25%, Due 5/15/25 (Mandatory Put at $100 on 5/15/13)	675,000	694,406

24

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
California Statewide Communities Development Authority Revenue - Kaiser Permanent Project, 2.30%, Due 4/01/34 (Mandatory Put at $100 on 5/01/07)	$1,500,000	$1,479,375

		2,173,781
Illinois 0.4%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	660,000	667,425
Indiana 0.9%
Indiana DFA PCR Refunding - Southern Gas and Electric Project, 5.00%, Due 3/01/30 (Mandatory Put at $100 on 3/01/06)	1,300,000	1,343,875
Iowa 0.5%
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.625%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 7/01/05) (f)	750,000	719,063
Massachusetts 0.7%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (e)	990,000	1,023,412
Michigan 0.3%
Michigan Strategic Fund Solid Waste Disposal Revenue - Waste Management, Inc. Project, 4.20%, Due 12/01/12 (Mandatory Put at $100 on 12/01/05)	450,000	460,125
Ohio 0.4%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 6.00%, Due 10/01/37 (Rate Reset Effective 1/01/09) (f)	60,158	40,231
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	500,000	500,625

		540,856
Texas 0.9%
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,250,000	1,312,500
West Virginia 0.7%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	1,000,000	996,250
Wisconsin 0.6%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	1,000,000	972,500
Multiple States 0.6%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	1,000,000	992,500

Total Variable Rate Municipal Bonds (Cost $11,975,681)		12,243,537

Short-Term Investments (a) 16.6%
Municipal Bonds 8.3%
Alaska 0.3%
Juneau, Alaska City and Borough Nonrecourse Revenue - St. Ann’s Care Center Project, 5.875%, Due 12/01/04	$450,000	$451,381
California 0.3%
San Francisco, California City and County Redevelopment Agency Lease Revenue - George Moscone Center Project, 8.50%, Due 7/01/14 (Called at $102 Effective 7/01/04)	450,000	464,022
District of Columbia 0.2%
District of Columbia Revenue - Methodist Home Issue Project, 4.80%, Due 1/01/05	265,000	265,220
Florida 1.6%
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Called at $100 Effective 5/15/04)	2,475,000	2,475,000
Guam 0.5%
Guam Government GO, 5.75%, Due 9/01/04	800,000	807,128
Illinois 0.2%
Illinois DFA Revenue - Community Rehabilitation Providers Project, 5.00%, Due 7/01/04	270,000	270,494
Kansas 0.5%
Kansas State Independent College Finance Authority RAN, 3.85%, Due 5/01/04	700,000	700,000
Louisiana 0.2%
Louisiana Health and Education Authority Revenue Refunding - Lambeth House, Inc. Project, 5.25%, Due 1/01/05	375,000	375,930
Massachusetts 0.2%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 7.25%, Due 6/01/04	300,000	300,453
Minnesota 3.1%
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Special Facilities Revenue - Northwest Airlines Project, 6.50%, Due 4/01/25 (Mandatory Put at $100 on 4/01/05)	1,000,000	945,310
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	3,755,000	3,755,038

		4,700,348
Missouri 0.4%
Columbia, Missouri IDR - American Air Filter Company, Inc. Project, 7.45%, Due 7/01/04	255,000	255,711

25

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
I-470 & 350 Transportation Development District Transportation Revenue, 4.70%, Due 5/01/04	$315,000	$315,000

		570,711
New Hampshire 0.1%
New Hampshire Higher Educational and Health Facilities Authority Revenue - New England College Project, 5.375%, Due 3/01/05	190,000	190,372
Pennsylvania 0.2%
Clinton County, Pennsylvania IDA PCR Refunding - International Paper Company Project, 5.375%, Due 5/01/04	200,000	200,000
Texas 0.3%
Texas Department of Housing and Community Affairs MFHR - Asmara Affordable Housing Project, 5.55%, Due 1/01/05 (i)	505,000	513,333
Wisconsin 0.2%
Wisconsin Health and EFA Revenue - Divine Savior Hospital, Inc. Project, 4.60%, Due 6/01/04	240,000	239,971

Total Municipal Bonds		12,524,363
Variable Rate Municipal Bonds 8.3%
Arizona 0.5%
Maricopa County Arizona Pollution Control Corporation PCR Refunding - Arizona Public Service Company Project, 1.875%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	750,000	748,560
Arkansas 0.3%
Arkansas DFA Facilities Revenue - Waste Management Project, 3.00%, Due 8/01/21 (Mandatory Put at $100 on 8/01/04)	500,000	500,625
Georgia 0.7%
Heard County, Georgia Development Authority PCR - Wansley Project, 1.15%, Due 9/01/20 (Putable at $100 and Rate Reset Effective 5/19/04)	1,000,000	1,000,000
Michigan 0.1%
Michigan Strategic Fund, Ltd. Obligation Revenue Refunding - Porter Hills Project, 1.15%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 5/13/04) (e)	100,000	100,000
New Hampshire 0.8%
New Hampshire IDA Revenue - International Paper Project, 3.15%, Due 10/15/06 (Mandatory Put at $100 on 10/15/04)	1,235,000	1,241,373
New Jersey 1.6%
New Jersey EDA Senior Mortgage Revenue Refunding EXTRAS - Arbor Glen of Bridgewater Project, 5.375%, Due 5/15/32 (Putable at $100 Subject to Remarketing and Rate Reset Effective 5/15/04)	2,500,000	2,500,000
Ohio 1.3%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05 Subject to Remarketing) (f)	$1,050,000	$968,531
Ohio Water Development Authority Facilities PCR Refunding - Cleveland Electric Illuminating Company Pollution Control Project, 5.58%, Due 6/15/33 (Mandatory Put at $100 on 6/15/04)	1,000,000	1,003,330

		1,971,861
Tennessee 0.7%
Metropolitan Government of Nashville and Davidson Counties, Tennessee IDR - Waste Management, Inc. Project, 4.10%, Due 8/01/31 (Mandatory Put at $100 on 8/01/04)	1,000,000	1,005,000
Texas 1.0%
Lubbock, Texas Health Facilities Development Corporation First Mortgage Revenue - Carillon, Inc. Project, 5.75%, Due 7/01/29 (Putable at $100 Subject to Remarketing and Rate Reset Effective 7/01/04) (f) (h)	2,000,000	1,500,000
Multiple States 1.3%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	2,000,000	2,002,140

Total Variable Rate Municipal Bonds		12,569,559
Municipal Money Market Funds 0.0%
Multiple States
Strong Tax-Free Money Fund (d)	30,000	30,000

Total Short-Term Investments (Cost $25,471,594)		25,123,922

Total Investments in Securities (Cost $152,233,394) 98.8%		149,588,709
Other Assets and Liabilities, Net 1.2%		1,900,318

Net Assets 100.0%		$151,489,027

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
25 Five-Year U.S. Treasury Notes	6/04	$(2,748,438)	$36,563
10 Two-Year U.S. Treasury Notes	6/04	(2,125,469)	28,988

SWAPS

Open swap contracts at April 30, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation
JP Morgan Chase Credit Protection* (expires 12/20/06)	1,000,000	0.48%	$1,000,000	$73

*	Protection against credit rating decline of American Electric Power Company, Inc.

26

STRONG MINNESOTA TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 92.5%
Minnesota 90.6%
Aitkin County, Minnesota COP, 5.80%, Due 2/01/08	$20,000	$21,225
Bass Brook, Minnesota PCR Refunding - Minnesota Power & Light Company Project, 6.00%, Due 7/01/22	10,000	10,064
Bloomington, Minnesota Independent School District Number 271 GO:
5.00%, Due 2/01/15	50,000	52,750
5.00%, Due 2/01/18	100,000	103,500
Brainerd, Minnesota Independent School District Number 181, 5.375%, Due 2/01/18 (c) (e)	105,000	113,794
Burnsville, Minnesota Hospital System Revenue - Fairview Community Hospitals Project, Zero%, Due 5/01/12 (i)	205,000	130,431
Carver County, Minnesota Housing and Redevelopment Authority Multi-Family Revenue - Lake Grace Apartment Project, 6.00%, Due 7/01/28	80,000	81,000
Chaska, Minnesota Independent School District Number 112 GO Refunding, 5.00%, Due 2/01/16	100,000	104,125
Clay County, Minnesota Housing and Redevelopment Authority Lease Revenue Refunding, 5.15%, Due 2/01/13	25,000	25,938
Dakota County, Minnesota Community Development Agency Governmental Housing Development GO - Apple Valley and Lakeville Senior Housing Project, 5.30%, Due 1/01/09	50,000	53,188
Dakota County, Minnesota GO, 5.00%, Due 2/01/11	50,000	54,375
Elk River, Minnesota Independent School District Number 728 GO, 5.375%, Due 2/01/17	60,000	63,525
Hastings, Minnesota Health Care Facility Revenue - Regina Medical Center, 4.80%, Due 9/15/10 (e)	55,000	56,925
Hennepin County, Minnesota GO, 5.00%, Due 12/01/20	20,000	20,700
Hopkins, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue - Police Station Improvements Project, 4.05%, Due 2/01/20	15,000	13,838
Lakeville, Minnesota Independent School District Number 194 GO Refunding, 5.00%, Due 2/01/14 (e)	50,000	53,563
Mahtomedi, Minnesota Senior Housing Revenue - St. Andrews Village Project, 7.25%, Due 12/01/34	50,000	53,000
Marshall, Minnesota Medical Center Gross Revenue - Weiner Memorial Medical Center Project, 6.00%, Due 11/01/28	100,000	101,875
Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care System Revenue:
Healthpartners Obligation Group Project, 5.875%, Due 12/01/29	100,000	99,000
Healthspan Health System Project, 4.75%, Due 11/15/18 (e)	45,000	45,450
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue (e):
5.00%, Due 1/01/22	50,000	50,938
5.00%, Due 1/01/28	$200,000	$202,000
5.125%, Due 1/01/25 (c)	20,000	20,400
Minneapolis, Minnesota Art Center Facilities Revenue - Walker Art Center Project, 5.125%, Due 7/01/21	165,000	169,950
Minneapolis, Minnesota GO:
4.60%, Due 12/01/12	25,000	25,937
5.00%, Due 12/01/22	20,000	20,550
Minneapolis, Minnesota Health Care System Revenue, 5.75%, Due 11/15/32	25,000	25,875
Minneapolis, Minnesota Hospital Revenue:
Childrens Health Center Project, 7.00%, Due 8/01/13 (i)	35,000	42,306
St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13 (i)	10,000	13,138
Minneapolis, Minnesota MFHR - Seward Towers Project, 5.00%, Due 5/20/36 (e)	50,000	50,062
Minneapolis, Minnesota New Public Housing Authority Revenue, 5.25%, Due 9/01/12	15,000	16,069
Minneapolis, Minnesota Special School District Number 1 COP, 5.00%, Due 2/01/09 (e)	15,000	16,331
Minnesota Agricultural and Economic Development Board EDR:
Evangelical Lutheran Project, 6.00%, Due 2/01/22	80,000	83,100
Evangelical Lutheran Project, 6.625%, Due 8/01/25	25,000	26,344
Health Care System Project, 6.375%, Due 11/15/29	30,000	32,063
Minnesota Agricultural Society State Fair Revenue, 5.00%, Due 9/15/20	50,000	48,437
Minnesota GO:
5.00%, Due 10/01/12	50,000	54,250
5.00%, Due 10/01/14	30,000	31,988
5.25%, Due 8/01/15	50,000	54,000
Minnesota Higher EFA Revenue:
College at St. Benedict Project, 5.00%, Due 10/01/16	150,000	156,375
Gustavus Adolphus College Project, 4.75%, Due 10/01/10	25,000	26,094
Hamline University Project, 5.65%, Due 10/01/07	50,000	53,562
St. Mary’s University Project, 4.80%, Due 10/01/23	100,000	93,500
Minnesota Housing Finance Agency SFMR, 5.90%, Due 7/01/25	5,000	5,081
Minnesota Public Facilities Authority Water PCR:
5.00%, Due 3/01/09	25,000	26,625
5.00%, Due 3/01/16	50,000	52,750
5.25%, Due 3/01/17	50,000	53,688
Monticello - Big Lake, Minnesota Community Hospital District Gross Revenue, 5.75%, Due 12/01/19 (e)	150,000	161,812
Moorhead, Minnesota Multifamily Housing Facilities Revenue - Fairmont Project, Zero%, Due 10/01/17 (i)	20,000	10,200
Moorhead, Minnesota New Public Housing Authority Revenue, 4.875%, Due 5/01/05	10,000	10,356
Osseo, Minnesota Independent School District Number 279 GO Refunding:
4.10%, Due 2/01/12	20,000	20,450
4.75%, Due 2/01/19 (e)	25,000	25,688
5.00%, Due 2/01/10	35,000	38,106

27

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MINNESOTA TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Owatonna, Minnesota Public Utilities Commission Public Utilities Revenue Refunding, 5.00%, Due 1/01/15 (e)	$150,000	$159,750
Ramsey County, Minnesota GO, 5.25%, Due 2/01/12	100,000	109,875
Rochester, Minnesota Health Care Facilities Revenue - Mayo Medical Center Project, 5.875%, Due 11/15/08	20,000	22,700
Roseville, Minnesota Independent School District Number 623 GO - School District Credit Enhancement Program Project, 5.00%, Due 2/01/17 (e)	100,000	105,250
Sartell, Minnesota Independent School District Number 748 GO, 4.75%, Due 2/01/12 (e)	20,000	21,225
Sauk Rapids, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue, 5.00%, Due 2/01/18	30,000	30,037
Shakopee, Minnesota Independent School District Number 720 GO, 4.50%, Due 2/01/13	15,000	15,338
Southern Minnesota Municipal Power Agency Power Supply System Revenue:
5.00%, Due 1/01/06 (i)	25,000	26,281
5.25%, Due 1/01/15 (e)	50,000	54,687
5.70%, Due 1/01/05 (i)	20,000	20,400
St. Cloud, Minnesota Housing and Redevelopment Authority In and For Revenue - State University Foundation Project, 4.25%, Due 5/01/12	20,000	20,625
St. Paul, Minnesota Housing and Redevelopment Authority MFHR Refunding - Wellington Project, 5.10%, Due 2/01/24 (e)	20,000	20,300
St. Paul, Minnesota Independent School District Number 625 GO, 5.375%, Due 2/01/12 (e)	50,000	54,250
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project:
7.375%, Due 8/01/29	30,000	30,075
8.05%, Due 8/01/21 (Pre-Refunded to $100 on 8/01/08)	20,000	24,300
St. Paul, Minnesota Port Authority IDR:
7.10%, Due 11/01/06 (i)	10,000	11,262
7.10%, Due 7/01/08 (i)	10,000	11,763
St. Paul, Minnesota Port Authority Lease Revenue, 5.25%, Due 12/01/27	20,000	20,650
Steele County, Minnesota Health Care Facilities Revenue - Elderly Housing Project, 6.625%, Due 6/01/20	130,000	141,862
Stillwater, Minnesota Independent School District Number 834 GO, 5.00%, Due 2/01/09	10,000	10,875
University of Minnesota University Hospital and Clinics Revenue, 6.75%, Due 12/01/16 (i)	95,000	114,475
Washington County, Minnesota Housing and Redevelopment Authority Government Revenue:
4.60%, Due 2/20/06 (e)	25,000	25,500
5.55%, Due 8/20/28	25,000	25,531
Wayzata, Minnesota Independent School District Number 284 GO Refunding, 5.00%, Due 2/01/11	25,000	26,906
Western Minnesota Municipal Power Agency Minnesota Power Supply Revenue:
5.50%, Due 1/01/12 (e)	45,000	48,319
6.375%, Due 1/01/16 (i)	25,000	28,781
9.75%, Due 1/01/16 (e) (i)	125,000	183,438
Western Minnesota Municipal Power Agency Revenue:
5.50%, Due 1/01/13 (e)	$75,000	$82,406
6.625%, Due 1/01/16 (i)	15,000	18,075
Willmar, Minnesota GO - Rice Memorial Hospital Project, 5.00%, Due 2/01/19 (e)	40,000	41,700
Windom, Minnesota Independent School District Number 177 GO, 4.60%, Due 2/01/15	20,000	20,425

		4,503,352
Puerto Rico 1.9%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	35,000	40,556
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue, 5.25%, Due 7/01/10 (e)	5,000	5,569
Puerto Rico Electric Power Authority Revenue Refunding (e):
5.00%, Due 7/01/16	20,000	21,525
5.25%, Due 7/01/22	25,000	26,250

		93,900

Total Municipal Bonds (Cost $4,601,563)		4,597,252

Variable Rate Municipal Bonds 6.1%
Minnesota
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 1.40%, Due 11/01/26 (Rate Reset Effective 5/07/04)	115,000	115,000
Edina, Minnesota MFMR Refunding - Vernon Terrace Project, 1.85%, Due 7/01/25 (Rate Reset Effective 5/06/04)	190,000	190,000

Total Variable Rate Municipal Bonds (Cost $305,000)		305,000

Total Investments in Securities (Cost $4,906,563) 98.6%		4,902,252
Other Assets and Liabilities, Net 1.4%		69,835

Net Assets 100.0%		$4,972,087

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
5 Ten-Year U.S. Treasury Notes	6/04	$(552,500)	$7,250

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	4	3,063
Options closed	(4)	(3,063)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	—	$—

28

STRONG SHORT-TERM MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 71.2%
Alabama 0.8%
Choctaw County, Alabama Revenue, 3.625%, Due 3/01/09 (e)	$2,825,000	$2,881,500
Mobile, Alabama GO, 6.20%, Due 2/15/07 (i)	1,000,000	1,095,000

		3,976,500
Alaska 0.9%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
5.40%, Due 6/01/08	2,500,000	2,521,875
5.60%, Due 6/01/09	600,000	605,250
5.60%, Due 6/01/10	1,425,000	1,412,531

		4,539,656
Arizona 1.6%
Arizona Tourism and Sports Authority Tax Revenue - Baseball Training Facilities Project:
4.00%, Due 7/01/07	990,000	1,009,800
4.00%, Due 7/01/08	605,000	613,319
Pinal County, Arizona IDA Correctional Facilities Contract Revenue - Florence West Prison Project, 3.875%, Due 10/01/09 (e)	2,980,000	3,002,350
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	3,383,101	3,543,799

		8,169,268
California 6.0%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 6.00%, Due 8/15/05	2,670,000	2,803,500
California Department of Water Resources Power Supply Revenue, 5.50%, Due 5/01/07	250,000	271,562
California GO:
6.30%, Due 10/01/07	1,340,000	1,495,775
6.50%, Due 2/01/07	1,000,000	1,100,000
6.50%, Due 11/01/07	300,000	337,125
7.20%, Due 5/01/07	1,155,000	1,300,819
California Health Facilities Financing Authority Revenue - Paradise Valley Estates Project, 4.75%, Due 1/01/08 (e)	1,285,000	1,339,613
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects, 5.00%, Due 8/01/09 (e):
Series A	710,000	760,587
Series C	220,000	235,675
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
3.375%, Due 6/01/09	1,300,000	1,259,375
3.75%, Due 6/01/10	1,050,000	1,011,938
5.50%, Due 6/01/18	1,500,000	1,545,000
5.50%, Due 6/01/19	2,250,000	2,311,875
5.625%, Due 6/01/20	7,000,000	7,201,250
Pasadena, California Revenue - Huntington Memorial Hospital Project:
4.50%, Due 12/19/06	3,795,599	3,881,000
5.27%, Due 12/19/06	340,466	342,539
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue:
5.00%, Due 3/01/06	680,000	687,650
5.50%, Due 3/01/08	650,000	659,750
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 4.60%, Due 6/01/10	1,510,000	1,426,950

		29,971,983
Colorado 1.8%
Colorado EFA and Cultural Revenue Refunding and Improvement - Denver Academy Project, 5.00%, Due 5/01/08	$1,125,000	$1,115,156
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project:
5.50%, Due 9/01/05	630,000	655,987
5.50%, Due 9/01/06	205,000	217,556
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (e)	3,190,000	3,301,650
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (e):
3.50%, Due 5/15/07	830,000	844,525
4.00%, Due 5/15/09	835,000	850,656
Highlands Ranch, Colorado Metropolitan District Number 3 GO, 5.00%, Due 12/01/06 (e)	580,000	611,900
Interlocken Metropolitan District of Colorado GO Refunding, 5.75%, Due 12/15/11 (e)	1,150,000	1,250,625

		8,848,055
Connecticut 0.6%
Mashantucket Western Pequot Tribe Subordinated Special Revenue, 5.70%, Due 9/01/12	1,400,000	1,470,000
Mohegan Tribe Indians Gaming Authority Public Improvement Revenue, 5.50%, Due 1/01/06	1,630,000	1,672,788

		3,142,788
District of Columbia 0.1%
District of Columbia Tobacco Settlement Financing Revenue, 5.375%, Due 5/15/10	500,000	494,375
Florida 4.3%
Brevard County, Florida HFA Homeowner Mortgage Revenue Refunding, 6.50%, Due 9/01/22 (e)	358,000	371,958
Brevard County, Florida Utility Revenue, 5.25%, Due 3/01/08 (e)	690,000	753,825
Brooks of Bonita Springs Community Development District Capital Improvement Revenue, 6.20%, Due 5/01/19	2,600,000	2,665,000
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project:
5.00%, Due 12/01/06	2,710,000	2,882,762
5.00%, Due 12/01/07	1,255,000	1,355,400
Duval County, Florida HFA MFHR - Lindsay Terrace Apartments Project, 5.00%, Due 1/01/12 (e)	1,515,000	1,581,281
Escambia County, Florida HFA SFMR Refunding - Multi County Project, 6.95%, Due 4/01/24 (e)	2,300,000	2,469,625
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,300,000	1,285,375
Hillsborough County, Florida HFA MFHR - Oaks at Riverview Project, 2.125%, Due 1/01/07	2,500,000	2,462,500
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project:
5.00%, Due 10/01/07	1,355,000	1,436,300
5.00%, Due 10/01/08	1,250,000	1,325,000

29

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Manatee County, Florida HFA SFMR Refunding, 6.50%, Due 11/01/23 (e)	$540,000	$575,775
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 5.75%, Due 11/15/06	1,500,000	1,498,125
Ocean Highway and Port Authority Solid Waste PCR Refunding, 6.50%, Due 11/01/06	305,000	320,631
Volusia County, Florida EFA Revenue Refunding - Embry-Riddle Aeronautical Project, 2.50%, Due 10/15/06 (e)	745,000	745,931

		21,729,488
Georgia 1.0%
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	3,254,445	3,246,309
Gainesville, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	1,042,294	1,039,688
Putnam County, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	614,566	613,030

		4,899,027
Illinois 2.7%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	640,000	650,976
Chicago, Illinois GO Refunding, 5.25%, Due 1/01/08 (e)	1,500,000	1,603,125
Chicago, Illinois Transit Authority Capital Revenue, 4.25%, Due 6/01/08 (e)	2,000,000	2,040,820
Godley, Illinois Park District GO, 3.65%, Due 12/01/05	340,000	345,950
Illinois DFA PCR Refunding - Central Illinois Public Service Corporation, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	2,500,000	2,615,625
Illinois DFA Revenue - Community Rehabilitation Providers Facilities Project, 4.90%, Due 7/01/07	165,000	162,731
Illinois Health Facilities Authority Revenue:
Condell Medical Center Project, 6.00%, Due 5/15/10	1,530,000	1,637,100
Decatur Memorial Hospital Project, 4.20%, Due 10/01/05	670,000	690,938
Memorial Medical Center Systems Project, 5.25%, Due 10/01/09 (e)	625,000	678,906
Illinois Health Facilities Authority Revenue Refunding:
Advocate Health Care Project, 5.30%, Due 8/15/07	630,000	678,037
Lutheran General Health Systems Project, 7.00%, Due 4/01/08 (e)	1,000,000	1,101,250
Kane, Cook and Du Page Counties, Illinois School District Number 46 Elgin Lease Purchase, 6.07%, Due 6/21/05 (f)	1,073,527	1,096,340

		13,301,798
Iowa 0.1%
Tobacco Settlement Authority of Iowa Tobacco Settlement Revenue, 5.50%, Due 6/01/11	535,000	520,956
Kansas 0.4%
Lenexa, Kansas Industrial Revenue - W.W. Grainger, Inc. Project, 4.00%, Due 12/15/08	500,000	508,750
Reno, Sedgwick and Finney Counties, Kansas SFMR, Zero %, Due 4/01/16 (e) (i)	2,575,000	1,493,500

		2,002,250
Louisiana 1.3%
Calcasieu Parish, Louisiana IDB PCR Refunding - Gulf States Utilities Company Project, 6.75%, Due 10/01/12	$1,500,000	$1,505,430
De Soto Parish, Louisiana Environmental Improvement Revenue - International Paper Company Project, 7.70%, Due 11/01/18	1,750,000	1,830,553
Epps, Louisiana COP, 7.25%, Due 6/01/09	2,350,000	2,358,812
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (i)	1,000,000	841,250

		6,536,045
Massachusetts 2.6%
Massachusetts Health and EFA Revenue:
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/06	1,500,000	1,571,250
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/07	2,510,000	2,660,600
Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	750,000	813,750
Eye and Ear Infirmary Project, 5.25%, Due 7/01/09 (e)	775,000	818,594
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	3,750,000	3,813,225
Massachusetts Industrial Finance Agency Water Treatment Revenue - Massachusetts-American Hingham Project, 6.25%, Due 12/01/10	2,980,000	3,151,350

		12,828,769
Michigan 1.4%
Eaton County, Michigan GO, 2.75%, Due 12/01/06	6,500,000	6,532,370
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/05	510,000	520,838
Pontiac, Michigan Tax Increment Finance Authority Revenue Refunding, 4.00%, Due 6/01/05 (e)	215,000	219,352

		7,272,560
Minnesota 1.1%
Minnesota COP, 3.50%, Due 6/30/07	2,173,155	2,189,454
Minnesota GO - Duluth Airport Lease Revenue Project, 6.25%, Due 8/01/14	500,000	525,625
Minnesota Higher EFA Revenue - Hamline University Project, 5.65%, Due 10/01/07	125,000	133,906
St. Paul, Minnesota Housing and Redevelopment Authority Parking Revenue - Allina Health System Gold Ramp Project, 4.95%, Due 3/01/06	2,000,000	2,070,000
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	620,000	621,550

		5,540,535
Mississippi 1.8%
Alcorn County, Corinth, Mississippi Hospital Revenue Refunding - Magnolia Regional Health Center Project, 5.75%, Due 10/01/13 (e)	1,000,000	1,071,250
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05 (c)	8,000,000	8,190,000

		9,261,250

30

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Missouri 2.7%
Boone County, Missouri Hospital Revenue Refunding, 5.00%, Due 8/01/09	$3,605,000	$3,776,237
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	3,195,000	3,246,919
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	5,500,000	5,445,000
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.30%, Due 10/01/06	1,125,000	1,143,788

		13,611,944
Montana 0.7%
Billings, Montana Tax Incremental Urban Renewal Refunding:
2.96%, Due 3/01/06	1,260,000	1,261,575
3.38%, Due 3/01/07	1,300,000	1,296,750
3.80%, Due 3/01/08	995,000	991,269

		3,549,594
New Hampshire 0.4%
New Hampshire Health and EFA Revenue - Southern New Hampshire Medical Center Project:
3.00%, Due 10/01/06	490,000	496,125
4.00%, Due 10/01/07	1,420,000	1,475,025

		1,971,150
New Jersey 1.0%
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 4.50%, Due 7/01/06	1,500,000	1,554,375
Capital Health System Obligation Group Project, 5.50%, Due 7/01/11	720,000	766,800
Jersey City Medical Center Project, 4.80%, Due 8/01/21 (e)	1,500,000	1,563,750
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	1,050,000	1,073,656

		4,958,581
New Mexico 0.5%
Chaves County, New Mexico Gross Receipts Tax Revenue, 5.00%, Due 7/01/21 (e)	2,125,000	2,164,844
New Mexico Educational Assistance Foundation Student Revenue Refunding, 7.05%, Due 3/01/10	360,000	378,151

		2,542,995
New York 10.3%
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	4,600,000	3,829,500
New York Homeowner Mortgage Agency Revenue, 2.65%, Due 10/01/08	1,200,000	1,167,000
New York Housing Finance Agency Revenue Refunding - Health Facilities Project, 6.00%, Due 11/01/07	5,000,000	5,393,750
New York Mortgage Agency Homeowner Mortgage Revenue, 2.95%, Due 10/01/17	785,000	794,813
New York, New York GO:
5.00%, Due 8/01/06	2,780,000	2,943,325
5.00%, Due 8/01/07	1,000,000	1,068,750
6.125%, Due 8/01/06	220,000	238,425
8.25%, Due 6/01/06	700,000	784,000
8.25%, Due 6/01/07	1,650,000	1,911,937
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project:
5.60%, Due 7/01/05	$1,055,000	$1,062,913
6.50%, Due 7/01/06	1,740,000	1,757,400
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	5,000,000	5,362,500
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/07	7,500,000	7,978,125
5.00%, Due 6/01/09	4,500,000	4,509,720
5.00%, Due 6/01/10	4,500,000	4,622,085
5.00%, Due 6/01/11	5,390,000	5,592,125
5.25%, Due 6/01/13 (e)	2,420,000	2,607,550

		51,623,918
North Carolina 0.6%
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.00%, Due 1/01/09	2,000,000	2,165,000
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding, 6.00%, Due 1/01/06 (e)	790,000	834,437
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	115,000	127,650

		3,127,087
Ohio 1.1%
Beavercreek, Ohio City School District TAN, 4.00%, Due 12/01/05	2,070,000	2,119,163
Franklin County, Ohio EDR Refunding - Capitol South Community Urban Program, 4.85%, Due 6/01/06	1,330,000	1,381,537
Lucas County, Ohio Hospital Revenue Refunding - ProMedica Healthcare Obligation, 5.75%, Due 11/15/09 (e)	1,500,000	1,648,125
Montgomery County, Ohio Hospital Facilities Revenue - Kettering Medical Center Project, 6.00%, Due 4/01/08	500,000	549,375

		5,698,200
Oklahoma 0.6%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project:
7.10%, Due 8/01/23	890,000	891,113
7.50%, Due 8/01/18	1,260,000	1,308,825
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	550,000	570,625

		2,770,563
Pennsylvania 5.6%
Grove City, Pennsylvania Area Hospital Authority - United Community Hospital Project, 4.75%, Due 7/01/06	660,000	675,675
Lancaster County, Pennsylvania GO (b) (e):
4.50%, Due 11/01/06	1,210,000	1,273,525
4.50%, Due 11/01/07	1,265,000	1,345,644
Pennsylvania EDFA Revenue - Northwestern Human Services Project, 4.875%, Due 6/01/08 (e)	3,295,000	3,472,106
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project:
5.60%, Due 1/01/10	4,750,000	5,029,062
6.00%, Due 1/01/06	1,750,000	1,855,000

31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pennsylvania Higher EFA Revenue:
Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	$2,080,000	$2,090,400
State System of Higher Education, 4.00%, Due 6/15/10 (e)	1,000,000	1,037,500
Philadelphia, Pennsylvania Hospitals - Jeanes Health System Project, 6.60%, Due 7/01/10	1,935,000	2,026,913
Pittsburgh, Pennsylvania GO Refunding (e):
5.00%, Due 3/01/08	1,950,000	2,030,437
6.00%, Due 3/01/07	1,220,000	1,335,900
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	4,455,000	4,655,475
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Moses Taylor Hospital Project:
5.65%, Due 7/01/05	1,000,000	740,000
5.75%, Due 7/01/06	295,000	215,350
5.80%, Due 7/01/07	380,000	273,600

		28,056,587
Puerto Rico 0.6%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	490,000	536,550
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
4.50%, Due 12/01/05	340,000	350,625
4.50%, Due 12/01/06	355,000	370,531
5.00%, Due 2/01/07	300,000	316,125
5.00%, Due 2/01/08	925,000	975,875
5.00%, Due 12/01/08	390,000	412,913

		2,962,619
South Carolina 2.0%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue:
Zero %, Due 1/01/27	7,500,000	787,500
Zero %, Due 1/01/28	2,835,000	279,956
Zero %, Due 1/01/35	11,000,000	715,000
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project:
4.50%, Due 8/01/06	235,000	240,581
4.75%, Due 8/01/07	1,925,000	1,973,125
5.00%, Due 8/01/08	760,000	782,800
South Carolina Ports Authority Ports Revenue (i):
7.60%, Due 7/01/05	1,475,000	1,580,094
7.70%, Due 7/01/06	1,205,000	1,351,106
7.80%, Due 7/01/09	1,255,000	1,444,819
South Carolina Transportation Infrastructure Bank Revenue, 5.00%, Due 10/01/11 (e)	1,000,000	1,091,250

		10,246,231
South Dakota 0.5%
South Dakota EDFA EDR:
Angus Project, 4.25%, Due 4/01/08	225,000	232,594
Angus Project, 4.50%, Due 4/01/09	260,000	270,075
Davis Family Project, 4.375%, Due 4/01/11	775,000	767,250
McEleeg Project, 4.375%, Due 4/01/11 (b)	730,000	728,175
South Dakota Health and EFA Revenue - Sioux Valley Hospital and Health System Project, 5.00%, Due 11/01/05	345,000	360,956

		2,359,050
Tennessee 0.7%
Citizens Gas Utility District Gas Revenue Refunding, 5.15%, Due 1/01/09 (e)	335,000	343,542
Knox County, Tennessee Health, Educational and Housing Facilities Revenue Refunding - Catholic Healthcare Project, 4.50%, Due 10/01/06	$1,645,000	$1,721,081
Tennessee Housing Development Agency - Homeownership Program Project, Zero %, Due 7/01/05	1,585,000	1,539,431

		3,604,054
Texas 3.6%
Anson, Texas Education Facilities Corporation Student Housing Revenue - University of Texas - Waterview Park Project, 4.00%, Due 1/01/08 (e)	630,000	641,813
Austin, Texas Utility System Revenue Refunding, 5.375%, Due 11/15/05	1,500,000	1,518,000
Falcons Lair, Texas Utility and Reclamation District COP, 7.10%, Due 10/15/06 (f) (h)	5,855,000	1,463,750
Harris County, Texas Health Facilities Development Corporation Revenue - Christus Health Project, 5.25%, Due 7/01/07 (e)	1,000,000	1,076,250
Lewisville, Texas Combination Contract Special Assessment Revenue - Castle Hills Number 3 Project, 4.125%, Due 5/01/31 (Mandatory Put at $100 on 11/01/06) (e)	2,550,000	2,661,562
Munimae Trust Certificates, 4.40%, Due 8/24/09 (Mandatory Put at $100 on 12/17/06)	5,165,000	5,216,650
Odessa, Texas Housing Authority MFMR - Section 8 Assisted Project, 6.375%, Due 10/01/11	2,735,000	2,717,906
San Angelo, Texas Independent School District GO Refunding (e):
Zero %, Due 2/15/06	100,000	96,375
Zero %, Due 2/15/07	1,000,000	922,500
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project (b):
4.00%, Due 2/15/07	465,000	476,044
4.25%, Due 2/15/08	435,000	444,788
4.50%, Due 2/15/09	305,000	311,862
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	690,000	709,838

		18,257,338
Utah 0.4%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,300,000	1,283,750
Utah Housing Corporation SFMR, 3.15%, Due 7/01/08	650,000	650,000

		1,933,750
Virgin Islands 1.5%
Virgin Islands Public Finance Authority Revenue:
5.50%, Due 10/01/06 (e)	3,185,000	3,407,950
6.00%, Due 10/01/05	1,695,000	1,760,681
6.00%, Due 10/01/06	1,000,000	1,057,500
6.00%, Due 10/01/07	1,250,000	1,334,375

		7,560,506
Virginia 0.7%
Fairfax County, Virginia Redevelopment and Housing Authority MFHR Refunding - Burke Shire Commons Project, 7.60%, Due 10/01/36	2,000,000	2,182,500

32

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pocahontas Parkway Association Toll Road Capital Appreciation Revenue, Zero %, Due 8/15/07	$1,850,000	$1,258,000

		3,440,500
Washington 2.8%
Clark County, Washington Industrial Revenue Bond Public Corporation Solid Waste Disposal Project Revenue - Camas Power Boiler LP Project, 3.375%, Due 8/01/07 (e)	5,130,000	5,134,976
Seattle, Washington Museum Development Authority Special Obligation Revenue Refunding, 6.40%, Due 7/01/24	5,000,000	5,037,550
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	205,000	217,300
Tobacco Settlement Authority of Washington Tobacco Settlement Revenue, 5.00%, Due 6/01/08	1,350,000	1,324,688
Walla Walla, Washington Housing Authority Revenue - Wilbur Manor Project, 6.25%, Due 12/01/11	1,015,000	1,001,044
Washington Public Power Supply System Nuclear Project Number 2 Revenue Refunding, Zero %, Due 7/01/06 (e)	1,500,000	1,430,625

		14,146,183
West Virginia 0.6%
Ohio County, West Virginia Building Commission Revenue - Ohio Valley Medical Center Project, 7.00%, Due 10/01/10 (i)	405,000	453,600
Weirton, West Virginia Municipal Hospital Building Commission Revenue - Weirton Medical Center Project, 4.50%, Due 12/01/05	1,045,000	1,069,819
West Virginia Public Energy Authority Energy Revenue - Morgantown Associates Project, 5.05%, Due 7/01/08 (e)	1,415,000	1,457,450

		2,980,869
Wisconsin 5.8%
Badger Tobacco Asset Securitization Corporation Revenue:
5.00%, Due 6/01/08	1,475,000	1,447,344
5.50%, Due 6/01/10	2,260,000	2,234,575
5.75%, Due 6/01/11	1,530,000	1,512,787
5.75%, Due 6/01/12	2,000,000	1,950,000
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 6.00%, Due 12/01/09	5,165,000	5,261,844
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
4.85%, Due 12/01/07	570,000	588,525
5.05%, Due 12/01/08	605,000	627,687
5.20%, Due 12/01/09	650,000	676,813
Pleasant Prairie, Wisconsin Water and Sewer System Revenue BAN, 4.00%, Due 10/01/07	3,935,000	4,121,913
Stevens Point, Wisconsin Community Development Authority Housing Mortgage Revenue, 6.50%, Due 9/01/09 (i)	25,000	27,844
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	1,000,000	1,017,500
Divine Savior Healthcare Project, 4.45%, Due 5/01/07 (e)	175,000	181,125
Froedtert and Community Health Obligated Group Project, 5.50%, Due 10/01/07	700,000	756,875
Marshfield Clinic Project:
4.50%, Due 2/15/06	$200,000	$204,500
5.75%, Due 2/15/07	350,000	367,062
National Regency of New Berlin, Inc. Project, 7.75%, Due 8/15/15	3,215,000	3,259,206
National Regency of New Berlin, Inc. Project, 8.00%, Due 8/15/25	990,000	1,011,038
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	1,000,000	1,053,750
Wisconsin Petroleum Inspection Fee Revenue, 5.50%, Due 7/01/10	2,550,000	2,706,188

		29,006,576

Total Municipal Bonds (Cost $359,626,874)		357,443,598

Variable Rate Municipal Bonds 10.7%
Arizona 0.4%
Maricopa County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective 8/01/07)	1,175,000	1,189,687
Santa Cruz County, Arizona IDA IDR - Citizens Utility Company Project, 4.75%, Due 8/01/20 (Putable at $100 on 8/01/07)	815,000	825,188

		2,014,875
California 1.9%
ABAG Finance Authority for Nonprofit Corporations Revenue MFHR Refunding - United Dominion Project, 6.25%, Due 8/15/30 (Mandatory Put at $100 on 8/15/08)	2,000,000	2,192,500
California Statewide Communities Development Authority Revenue - Kaiser Permanente Project, 2.30%, Due 4/01/34 (Mandatory Put at $100 on 5/01/07)	7,500,000	7,396,875

		9,589,375
Florida 0.6%
Highlands County, Florida Health Facilities Authority Revenue - Adventist Health/ Sunbelt Hospital Project, 3.35%, Due 11/15/32 (Mandatory Put at $100 on 9/01/05)	2,750,000	2,798,125

Illinois 1.2%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	340,000	343,825
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Putable at $100 and Rate Reset Effective 12/01/06) (e)	5,500,000	5,726,875
Peoria County, Illinois Congregate Care Revenue – St. Francis Woods Project, 5.35%, Due 4/01/28 (f) (h)	176,978	176,536

		6,247,236
Kansas 0.3%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Project, 4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07)	1,605,000	1,699,294

33

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Michigan 0.7%
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.30%, Due 11/15/33 (Mandatory Put at $100 on 11/15/06)	$795,000	$860,587
Michigan Strategic Fund Solid Waste Disposal Revenue Refunding, 3.00%, Due 12/01/13 (Mandatory Put at $100 on 2/01/07)	2,500,000	2,468,750

		3,329,337
Pennsylvania 1.0%
Pennsylvania Housing Finance Agency SFMR, 1.61%, Due 6/01/08 (Rate Reset Effective 5/12/04) (e)	5,000,000	5,000,000

Ohio 0.5%
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	2,350,000	2,352,938

Texas 2.2%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	1,495,000	1,558,538
Lancaster, Texas HFC MFHR - Intervest-Lancaster Project (f):
2.88%, Due 6/15/06	2,627,175	2,364,457
3.18%, Due 6/15/06	332,000	298,800
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	5,450,000	5,633,937
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,105,000	1,160,250

		11,015,982
Washington 0.4%
Chelan County, Washington Public Utility District Number 1 Consolidated Revenue - Chelan Hydro Project, 5.70%, Due 7/01/68 (Pre-Refunded to $100 on 7/01/05)	1,865,000	1,960,581

West Virginia 0.4%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	2,000,000	1,992,500

Wisconsin 0.5%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	2,500,000	2,431,250

Multiple States 0.6%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	3,000,000	2,977,500

Total Variable Rate Municipal Bonds (Cost $53,242,037)		53,408,993

Short-Term Investments (a) 18.7%
Municipal Bonds 4.0%
California 0.1%
California Statewide Communities Development Authority Revenue - Henry Mayo Newhall Memorial Hospital Project, 4.00%, Due 10/01/04 (e)	$750,000	$755,925

Colorado 0.0%
Colorado Educational and Cultural Facilities Authority Revenue Refunding - Colorado Public Radio Project, 3.10%, Due 7/01/04	210,000	210,414

Florida 1.5%
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Called on 4/28/04 at $100 Effective 5/15/04)	6,305,000	6,305,000
Miami Beach, Florida Redevelopment Agency Incremental Tax Revenue, 9.125%, Due 12/01/04	800,000	803,400

		7,108,400
Illinois 0.5%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.80%, Due 1/01/05	170,000	174,117
Chicago Ridge, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 3.70%, Due 12/15/04	1,300,000	1,303,796
Godley, Illinois Park District GO, 5.50%, Due 12/01/04	325,000	331,078
Illinois EFA Revenue - Lewis University Project, 5.30%, Due 10/01/04	310,000	313,218
Naperville City, Du Page and Will Counties, Illinois EDR Refunding - Illinois Hospital and Health Systems Association Project, 5.70%, Due 5/01/04 (e)	515,000	515,000

		2,637,209
Kansas 0.3%
Kansas State Independent College Finance Authority RAN, 3.85%, Due 5/01/04	1,300,000	1,300,000

Kentucky 0.3%
Nelson County, Kentucky Industrial Building Revenue - Mabex Universal Corporation Project, 6.50%, Due 4/01/05 (e)	1,450,000	1,501,432

Michigan 0.2%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/04	1,005,000	1,010,306

Mississippi 0.2%
Mississippi Higher Education Revenue, 6.60%, Due 1/01/05	1,000,000	1,023,280

New York 0.3%
Nassau County, New York Industrial Development Agency Civic Facility Revenue - North Shore Health System Project, 4.50%, Due 11/01/04	1,545,000	1,569,473

34

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ohio 0.2%
Cleveland, Ohio City School District Energy Conservation GO, 6.53%, Due 9/15/04	$865,000	$880,708

Puerto Rico 0.1%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project, 4.00%, Due 12/01/04	325,000	328,045

Washington 0.0%
Port Vancouver, Washington GO, 6.00%, Due 12/01/04 (e)	100,000	102,722

Wisconsin 0.3%
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	1,030,000	1,031,916
Wisconsin Health and EFA Revenue - Marshfield Clinic Project, 5.25%, Due 2/15/05	300,000	306,444

		1,338,360

Total Municipal Bonds		19,766,274

Variable Rate Municipal Bonds 14.7%
Alabama 0.1%
Jefferson County, Alabama Sewer Revenue Refunding, 1.00%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 5/07/04) (e)	250,000	250,000

Arizona 1.0%
Maricopa County, Arizona Pollution Control Corporation PCR - Public Service Company Project, 1.95%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	5,000,000	5,021,950

California 0.2%
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 1.90%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 5/26/04) (e)	1,000,000	1,000,000

Colorado 0.4%
Aspen Valley Hospital District Revenue, 1.23%, Due 10/15/33 (Putable at $100 and Rate Reset Effective 5/10/04) (e)	2,000,000	2,000,000

Georgia 1.0%
Marietta, Georgia Authority MFHR Refunding:
Wood Glen Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	110,000	110,409
Wood Knoll Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	4,935,000	4,953,358

		5,063,767
Illinois 4.3%
Illinois DFA PCR Refunding - Illinois Power Company Project (e):
1.40%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 5/11/04)	7,630,000	7,630,000
1.55%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 5/17/04)	14,115,000	14,114,504

		21,744,504
Michigan 2.0%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.15%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 5/13/04) (e)	$10,000,000	$10,000,000

Mississippi 0.3%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.15%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 5/12/04)	1,392,000	1,392,000

Missouri 0.0%
Jackson County, Missouri IDA MFHR - Pine Valley Apartments Project, 5.20%, Due 3/01/28 (Mandatory Put at $100 on 7/01/04) (f) (h)	360,000	108,000

Ohio 0.9%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05) (f)	1,050,000	968,531
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)	1,525,000	1,554,082
Perry County, Ohio Nursing Facilities Revenue Refunding - New Lexington Health Care Project, 4.75%, Due 9/01/10 (Mandatory Put at $100 on 9/01/04) (e)	1,825,000	1,825,000

		4,347,613
Pennsylvania 0.4%
Montgomery County, Pennsylvania IDA PCR Refunding - Peco Energy Company, 5.20%, Due 10/01/30 (Mandatory Put at $100 on 10/01/04)	2,000,000	2,029,680

South Carolina 1.2%
York County, South Carolina PCR, 1.15%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 5/26/04)	6,200,000	6,200,000

Tennessee 0.2%
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.40%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 7/31/04) (e)	1,200,000	1,200,000

Texas 2.1%
Bexar County, Texas HFC MFHR - Park Ridge Apartments Project, 5.50%, Due 5/01/35 (Mandatory Put at $100 on 5/01/04) (g)	4,765,000	4,175,331
Northwest Trails Apartment Trust Pass-Thru Certificates, 5.50%, Due 4/01/13 (Mandatory Put at $100 on 5/18/04)	7,115,000	6,403,500

		10,578,831

35

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Multiple States 0.6%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	$3,000,000	$3,003,210

Total Variable Rate Municipal Bonds		73,939,555

Total Short-Term Investments (Cost $94,705,406)		93,705,829

Total Investments in Securities (Cost $507,574,317) 100.6%		504,558,420
Other Assets and Liabilities, Net ( 0.6%)		(3,218,263)

Net Assets 100.0%		$501,340,157

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
190 Five-Year U.S. Treasury Notes	6/04	$(60,363,313)	$330,469
284 Two-Year U.S. Treasury Notes	6/04	(20,888,125)	486,672

SWAPS

Open swap contracts at April 30, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation
JP Morgan Chase Credit Protection* (expires 12/20/06)	2,000,000	0.48%	$2,000,000	$173

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG WISCONSIN TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 93.8%
Arizona 3.4%
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (i)	$3,000,000	$1,848,750

Guam 0.4%
Guam Government GO, 5.20%, Due 11/15/08	10,000	10,038
Guam Government Infrastructure Improvement GO, 5.50%, 11/01/08	20,000	22,225
Guam Power Authority Revenue:
5.25%, Due 10/01/13	195,000	195,731
5.25%, Due 10/01/13, Series A	5,000	5,444

		233,438
Northern Mariana Islands 0.3%
Commonwealth of Northern Mariana Islands, 5.50%, Due 6/01/07 (e)	150,000	162,375

Puerto Rico 19.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	750,000	769,687
5.00%, Due 5/15/09	250,000	255,000
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	800,000	876,000
6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	$480,000	$556,200
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue, 10.25%, Due 7/01/09 (i)	375,000	457,031
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12 (e)	25,000	29,500
Commonwealth of Puerto Rico Capital Appreciation GO, Zero %, Due 7/01/06	5,000	4,762
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue (e):
5.50%, Due 7/01/11	370,000	418,100
5.50%, Due 7/01/13	200,000	225,250
Commonwealth of Puerto Rico Medical Services Administration COP:
3.75%, Due 6/01/05	250,000	250,332
3.90%, Due 12/01/05	255,000	255,194
4.00%, Due 6/01/06	265,000	265,138
4.15%, Due 12/01/06	270,000	270,135
4.25%, Due 6/01/07	275,000	275,083
Commonwealth of Puerto Rico Public Improvement GO, 5.25%, Due 7/01/11	100,000	109,375
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/16 (e)	200,000	224,750
Puerto Rico Electric Power Authority Revenue Refunding:
Zero %, Due 7/01/17	170,000	88,612
5.00%, Due 7/01/11(e)	100,000	109,875
5.25%, Due 7/01/22 (e)	675,000	708,750
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	600,000	630,750
Puerto Rico Industrial, Medical and Environmental PCFA Facilities Revenue - PepsiCo, Inc. Project, 6.25%, Due 11/15/13	50,000	51,370
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue:
Ana G. Mendez University System Project, 4.50%, Due 12/01/07	370,000	387,575
Ana G. Mendez University System Project, 5.00%, Due 2/01/09	120,000	126,450
Ana G. Mendez University System Project, 5.00%, Due 12/01/09	405,000	428,288
Ana G. Mendez University System Project, 5.00%, Due 12/01/10	430,000	452,037
Ana G. Mendez University System Project, 5.375%, Due 2/01/29	35,000	34,475
Dr. Pila Hospital Project, 5.875%, Due 8/01/12 (e)	70,000	74,813
Hospital Auxilio Mutuo Project, 5.50%, Due 7/01/17 (e)	215,000	234,081
Hospital de la Concepcion Project, 6.50%, Due 11/15/20	25,000	28,500
University of the Sacred Heart Project, 4.25%, Due 9/01/07	100,000	103,750
Puerto Rico Municipal Finance Agency GO, 5.75%, Due 8/01/13 (e)	300,000	339,000
Puerto Rico Municipal Finance Agency GO Refunding, 5.625%, Due 8/01/10 (e)	25,000	28,125
Puerto Rico Municipal Finance Agency Revenue, 5.25%, Due 8/01/21 (e)	500,000	531,250

36

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico Municipal Finance Agency Revenue Refunding, 5.00%, Due 7/01/08 (e)	$20,000	$21,700
Puerto Rico Power Authority Revenue, 5.25%, Due 7/01/29 (e)	300,000	309,750
Puerto Rico Public Buildings Authority Guaranteed Public Education and Health Facilities Revenue Refunding, 5.60%, Due 7/01/08	25,000	27,437
Puerto Rico Public Buildings Authority Guaranteed Revenue, 5.00%, Due 7/01/13 (e)	10,000	10,700
Puerto Rico Public Finance Corporation Revenue, 5.50%, Due 8/01/17 (e)	400,000	439,000

		10,407,825
Virgin Islands 6.0%
University of the Virgin Islands Refunding and Improvement Revenue (e):
5.30%, Due 12/01/08	45,000	49,106
5.85%, Due 12/01/14	150,000	164,250
Virgin Islands Public Finance Authority Revenue:
5.20%, Due 10/01/09	150,000	159,000
5.50%, Due 10/01/07	650,000	697,125
5.50%, Due 10/01/08 (e)	425,000	465,906
5.875%, Due 10/01/18	1,665,000	1,694,138

		3,229,525
Wisconsin 64.5%
Ashwaubenon, Wisconsin Community Development Authority Lease Revenue - Arena Project:
4.80%, Due 6/01/16	20,000	20,700
5.05%, Due 6/01/19	100,000	103,625
5.10%, Due 6/01/20	790,000	820,612
5.70%, Due 6/01/24 (Pre-Refunded to $100 on 6/01/09)	430,000	485,900
5.80%, Due 6/01/29 (Pre-Refunded to $100 on 6/01/09)	185,000	209,744
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding:
4.00%, Due 3/01/06	75,000	75,750
4.50%, Due 3/01/08	65,000	66,544
4.70%, Due 3/01/10	95,000	97,731
4.80%, Due 3/01/11	80,000	82,400
Beloit, Wisconsin Community Development Authority Lease Revenue, 5.50%, Due 3/01/20	800,000	829,000
Bristol, Wisconsin Community Development Authority Lease Revenue, 6.125%, Due 3/01/12	595,000	633,675
Brown County, Wisconsin Housing Authority Student Housing Revenue - University Village Housing, Inc. Project:
4.20%, Due 4/01/12	50,000	50,125
4.50%, Due 4/01/14	100,000	100,125
5.125%, Due 4/01/21	10,000	10,188
5.25%, Due 4/01/11	80,000	81,700
5.40%, Due 4/01/17	105,000	107,494
Cudahy, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.00%, Due 6/01/16	180,000	173,700
4.25%, Due 6/01/18	280,000	271,950
4.35%, Due 6/01/19	350,000	340,375
4.70%, Due 6/01/09	175,000	187,031
Dane County, Wisconsin Housing Authority MFHR - Forest Harbor Apartments Project (e):
5.85%, Due 7/01/11	$125,000	$125,334
5.90%, Due 7/01/12	125,000	125,298
Deforest, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 6.25%, Due 2/01/18	1,000,000	1,017,030
Franklin, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding, 4.80%, Due 4/01/09	600,000	624,750
Glendale, Wisconsin Community Development Authority Lease Revenue:
3.70%, Due 9/01/08	170,000	174,462
5.00%, Due 10/01/19	45,000	45,956
5.30%, Due 9/01/15 (Pre-Refunded to $100 on 9/01/08)	170,000	187,850
Grant County, Wisconsin Housing Authority Revenue Refunding - Orchard Manor Project:
4.90%, Due 7/01/10	100,000	105,625
5.35%, Due 7/01/26	510,000	510,637
Green Bay, Brown County, Wisconsin Professional Football Stadium Revenue - Lambeau Field Renovation Project (e):
4.15%, Due 2/01/08	60,000	62,925
4.45%, Due 2/01/11	10,000	10,513
4.75%, Due 2/01/14 (c)	175,000	181,344
5.00%, Due 2/01/19	140,000	144,025
Green Bay, Wisconsin Redevelopment Authority Lease Revenue - Pine Street Parking Ramp Project, 5.15%, Due 4/01/13	100,000	105,500
Hartford, Wisconsin Community Development Authority Community Development Lease Revenue, 6.15%, Due 12/01/09	240,000	246,962
Johnson Creek, Wisconsin Community Development Authority Community Development Lease Revenue, 4.65%, Due 12/01/12	245,000	254,800
Kenosha, Wisconsin Housing Authority MFHR - Villa Ciera Project, 6.00%, Due 11/20/41 (e)	200,000	206,000
Lake Delton, Wisconsin Community Development Authority MFHR - Woodland Park Project, 5.40%, Due 2/20/43 (e)	180,000	181,350
Madison, Wisconsin Community Development Authority Lease Revenue - Monona Terrace Community Project, 6.00%, Due 3/01/08	5,000	5,194
Madison, Wisconsin Community Development Authority MFHR - Nichols Station II Project, 4.95%, Due 12/01/07 (e)	40,000	40,019
Madison, Wisconsin Community Development Authority Redevelopment Revenue - Meriter Retirement Services, 5.90%, Due 12/01/08	40,000	39,850
Madison, Wisconsin Community Development Authority Student Housing Revenue - Edgewood College Project, 6.25%, Due 4/01/14	500,000	501,990
Milwaukee, Wisconsin Housing Authority MFHR Refunding - Veterans Housing Project, 5.10%, Due 7/01/22 (e)	1,000,000	1,023,750

37

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Milwaukee, Wisconsin Redevelopment Authority Revenue - Milwaukee School of Engineering Project (e):
4.20%, Due 10/01/10	$100,000	$103,625
5.05%, Due 7/01/19	470,000	478,812
5.15%, Due 7/01/20	470,000	479,400
5.20%, Due 7/01/21	470,000	478,813
5.30%, Due 7/01/22	470,000	479,400
5.35%, Due 7/01/23	470,000	478,225
Milwaukee, Wisconsin Redevelopment Authority Revenue:
Summerfest Project, 4.20%, Due 8/01/11	95,000	98,087
YMCA Metropolitan Milwaukee, Inc. Project - 5.00%, Due 12/1/18 (e)	40,000	40,450
YWCA Greater Milwaukee Project, 4.70%, Due 6/01/09 (e)	45,000	47,306
Muskego, Wisconsin Community Development Authority Lease Revenue:
4.75%, Due 6/01/19	200,000	200,750
4.75%, Due 6/01/20	200,000	200,250
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project:
Zero %, Due 5/01/05	70,000	67,246
Zero %, Due 11/01/05	65,000	61,181
Zero %, Due 5/01/06	70,000	63,700
Zero %, Due 11/01/06	65,000	57,687
New Berlin, Wisconsin Housing Authority Revenue Refunding - Apple Glen Project, 6.70%, Due 11/01/20	650,000	651,625
New Berlin, Wisconsin Housing Authority Revenue Refunding - Pinewood Creek Project:
6.80%, Due 11/01/12	165,000	166,238
6.85%, Due 5/01/13	160,000	161,200
7.125%, Due 5/01/24	1,535,000	1,535,000
Oakfield, Wisconsin Community Development Authority Revenue Refunding:
4.10%, Due 12/01/05	30,000	30,862
4.20%, Due 12/01/06	45,000	46,856
4.40%, Due 12/01/08	50,000	51,250
5.40%, Due 12/01/21	350,000	363,125
Oconto Falls, Wisconsin Community Development Authority Lease Revenue:
4.05%, Due 6/01/09	150,000	155,438
4.15%, Due 6/01/07	100,000	104,375
4.15%, Due 6/01/08	150,000	157,125
4.60%, Due 6/01/14	135,000	137,869
4.65%, Due 6/01/15	175,000	178,062
4.90%, Due 6/01/18	200,000	203,250
Omro, Wisconsin Community Development Authority Revenue:
5.75%, Due 12/01/06	50,000	50,957
5.875%, Due 12/01/11	635,000	643,884
Onalaska, Wisconsin Community Development Authority Revenue Refunding, 5.30%, Due 6/01/15	210,000	219,975
Osceola, Wisconsin Redevelopment Authority Lease Revenue:
4.65%, Due 12/01/10	200,000	209,000
4.75%, Due 12/01/11	325,000	339,219
5.15%, Due 12/01/15	350,000	362,250
5.375%, Due 12/01/20	530,000	551,200
Oshkosh, Wisconsin Elderly Housing Authority Revenue Refunding - Villa Saint Theresa, Inc. Project, 5.90%, 6/01/24 (e)	50,000	51,250
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding:
3.50%, Due 12/01/05	$105,000	$107,231
3.65%, Due 12/01/07	35,000	35,394
4.00%, Due 12/01/07	20,000	20,600
4.125%, Due 12/01/08	135,000	139,725
4.40%, Due 12/01/11	120,000	124,500
4.50%, Due 12/01/11	80,000	81,100
4.50%, Due 12/01/12	160,000	164,600
4.85%, Due 12/01/14	90,000	90,675
4.95%, Due 12/01/15	105,000	105,394
Southeast Wisconsin Professional Baseball Park District League Capital Appreciation COP:
Zero %, Due 12/15/11 (i)	100,000	74,500
Zero %, Due 12/15/13 (c) (e)	90,000	59,963
Zero %, Due 12/15/16 (e) (i)	50,000	28,125
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue:
5.65%, Due 12/15/16 (Pre-Refunded to $101 on 3/13/07)	10,000	11,037
5.75%, Due 12/15/21 (Pre-Refunded to $101 on 3/13/07)	195,000	215,963
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding (e):
5.50%, Due 12/15/12	800,000	895,000
5.50%, Due 12/15/15	50,000	55,750
5.50%, Due 12/15/18	210,000	233,362
5.50%, Due 12/15/26	110,000	118,938
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding - Junior Lien (e):
5.00%, Due 12/15/06	15,000	16,088
5.50%, Due 12/15/09	250,000	279,375
5.50%, Due 12/15/15	1,545,000	1,701,431
5.50%, Due 12/15/16	1,635,000	1,792,369
Sturtevant, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.55%, Due 12/01/09	50,000	50,625
4.40%, Due 12/01/15	300,000	292,125
4.60%, Due 12/01/10	75,000	77,719
4.80%, Due 12/01/12	110,000	112,475
Sun Prairie, Wisconsin Community Development Authority Lease Revenue:
5.00%, Due 2/01/12	25,000	26,344
5.10%, Due 2/01/13	95,000	99,988
5.20%, Due 2/01/14	105,000	111,169
Verona, Wisconsin Community Development Authority Community Development Lease Revenue, 5.375%, Due 12/01/22	750,000	769,687
Waterford, Wisconsin Community Development Authority Redevelopment Lease Revenue:
5.35%, Due 10/01/14	50,000	51,250
5.80%, Due 10/01/23	75,000	78,188
Watertown, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.25%, Due 5/01/08	50,000	52,000
5.00%, Due 5/01/18	240,000	245,400

38

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Waukesha County, Wisconsin Authority MFHR - Court Apartments Project, 5.80%, Due 4/01/25 (e)	$55,000	$55,023
Waukesha, Wisconsin Housing Authority Housing Revenue Refunding - Riverwalk Apartments Project, 5.625%, Due 12/01/20	750,000	673,125
Waukesha, Wisconsin Redevelopment Authority Development Revenue - Avalon Square, Inc. Project:
5.00%, Due 6/20/21 (e)	410,000	418,712
8.00%, Due 6/20/43	300,000	274,125
Waukesha, Wisconsin Redevelopment Authority Senior Housing Revenue - Presbyterian Homes Project:
7.25%, Due 6/01/20	10,000	10,175
7.50%, Due 6/01/35	100,000	105,750
Wauwatosa, Wisconsin Housing Authority Revenue Refunding:
Hawthorne Terrace Project:
Zero %, Due 11/01/06	100,000	88,125
Zero %, Due 5/01/07	105,000	89,644
Zero %, Due 11/01/07	100,000	83,125
6.70%, Due 11/01/15	1,200,000	1,203,000
San Camillo Project, 3.00%, Due 8/01/05 (e)	350,000	349,562
Wauwatosa, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 5.65%, Due 12/01/16 (e)	45,000	49,500
Weston, Wisconsin Community Development Authority Lease Revenue:
4.25%, Due 10/01/13	220,000	222,200
4.40%, Due 10/01/14	145,000	146,088
4.55%, Due 10/01/15	130,000	130,487
Wisconsin Center District Junior Dedicated Tax Revenue, 5.70%, Due 12/15/20 (Pre-Refunded to $101 on 12/15/06)	40,000	44,250
Wisconsin Center District Junior Dedicated Tax Revenue Refunding (e):
5.25%, Due 12/15/13	25,000	27,531
5.25%, Due 12/15/15	170,000	185,725
5.25%, Due 12/15/16	465,000	506,269
5.25%, Due 12/15/18	160,000	173,400
5.25%, Due 12/15/19	95,000	102,956
Wisconsin Center District Tax Revenue Refunding (e):
Zero %, Due 12/15/29	250,000	61,875
Zero %, Due 12/15/30	3,300,000	767,250
Zero %, Due 12/15/31	1,000,000	220,000
Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue:
4.65%, Due 9/01/14	65,000	66,300
4.80%, Due 9/01/15	70,000	71,400
4.90%, Due 9/01/16	75,000	76,219
5.00%, Due 9/01/17	80,000	81,300

		34,975,681

Total Municipal Bonds (Cost $50,144,373)		50,857,594

Variable Rate Municipal Bonds 0.9%
Wisconsin
Waukesha County, Wisconsin Housing Authority Housing Revenue Refunding - Brookfield Woods Project, 4.80%, Due 3/01/34 (Mandatory Put at $100 on 3/01/11) (e)	500,000	509,375

Total Variable Rate Municipal Bonds (Cost $503,305)		509,375

Short-Term Investments (a) 4.1%
Municipal Bonds 1.4%
Guam 0.3%
Guam Government GO, 5.75%, Due 9/01/04	$150,000	$151,337
Puerto Rico 0.5%
Commonwealth of Puerto Rico GO, 5.30%, Due 7/01/04	10,000	10,062
Commonwealth of Puerto Rico Medical Services Administration COP, 3.50%, Due 12/01/04	245,000	245,274

		255,336
Wisconsin 0.6%
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding, 3.75%, Due 3/01/05	75,000	75,738
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project, Zero %, Due 11/01/04	65,000	63,927
Shorewood, Wisconsin Community Development Authority Tax Increment District Number 1 Community Development Lease Revenue Refunding, 4.20%, Due 12/01/04	40,000	40,626
Wauwatosa, Wisconsin Housing Authority Revenue Refunding - San Camillo Project, 2.40%, Due 8/01/04 (e)	150,000	149,830

		330,121

Total Municipal Bonds		736,794
Variable Rate Municipal Bonds 2.7%
Puerto Rico
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, 1.74%, 5/12/04 (i)	1,480,000	1,480,000

Total Short-Term Investments (Cost $2,214,005)		2,216,794

Total Investments in Securities (Cost $52,861,683) 98.8%		53,583,763
Other Assets and Liabilities, Net 1.2%		660,016

Net Assets 100.0%		$54,243,779

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
25 Ten-Year U.S. Treasury Notes	6/04	$(2,762,500)	$90,000

39

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	All or a portion of security is when-issued.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)	Illiquid security.
(g)	Security whereby interest is being accrued or collected at a reduced rate.
(h)	Non-income producing security. In the case of debt a security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the fund halted accruing income.
(i)	Escrowed to maturity.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	—	Bond Anticipation Notes
BP	—	Basis Points
CDA	—	Commercial Development Authority
CDR	—	Commercial Development Revenue
COP	—	Certificates of Participation
DFA	—	Development Finance Authority
EDA	—	Economic Development Authority
EDC	—	Economic Development Corporation
EDFA	—	Economic Development Finance Authority
EDR	—	Economic Development Revenue
EFA	—	Educational Facilities Authority
EXTRAS	—	Extendable Rate Adjustable Securities
GO	—	General Obligation
HDA	—	Housing Development Authority
HDC	—	Housing Development Corporation
HFA	—	Housing Finance Authority
HFC	—	Housing Finance Corporation
IBA	—	Industrial Building Authority
IBR	—	Industrial Building Revenue
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDC	—	Industrial Development Corporation
IDFA	—	Industrial Development Finance Authority
IDR	—	Industrial Development Revenue
IFA	—	Investment Finance Authority
MERLOT	—	Municipal Exempt Receipt—Liquidity Optional Tender
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
PCFA	—	Pollution Control Financing Authority
PCR	—	Pollution Control Revenue
RAN	—	Revenue Anticipation Notes
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
TAN	—	Tax Anticipation Notes
TRAN	—	Tax and Revenue Anticipation Notes See Notes to Financial Statements.

40

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

(In Thousands, Except Per Share Amounts)

Strong Intermediate Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $38,027)	$38,137
Affiliated Issuers (Cost of $1,010)	1,010
Receivable for Securities Sold	1,562
Interest and Dividends Receivable	580
Other Assets	34

Total Assets	41,323

Liabilities:
Payable for Securities Purchased	597
Payable for Fund Shares Redeemed	7
Dividends Payable	129
Variation Margin Payable	10
Accrued Operating Expenses and Other Liabilities	13

Total Liabilities	756

Net Assets	$40,567

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$39,554
Undistributed Net Realized Gain (Loss)	876
Net Unrealized Appreciation (Depreciation)	137

Net Assets	$40,567

Capital Shares Outstanding (Unlimited Number Authorized)	3,775

Net Asset Value Per Share	$10.75

See Notes to Financial Statements.

41

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $190,334 and $152,203, respectively)	$177,632	$149,559
Affiliated Issuers (Cost of $3,005 and $30, respectively)	3,005	30
Receivable for Securities Sold	3,406	—
Receivable for Fund Shares Sold	—	59
Interest and Dividends Receivable	2,858	2,541
Other Assets	40	50

Total Assets	186,941	152,239

Liabilities:
Payable for Securities Purchased	1,997	—
Payable for Fund Shares Redeemed	206	164
Dividends Payable	774	555
Variation Margin Payable	35	7
Accrued Operating Expenses and Other Liabilities	79	24

Total Liabilities	3,091	750

Net Assets	$183,850	$151,489

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$213,357	$163,679
Undistributed Net Investment Income (Loss)	509	—
Undistributed Net Realized Gain (Loss)	(17,371)	(9,611)
Net Unrealized Appreciation (Depreciation)	(12,645)	(2,579)

Net Assets	$183,850	$151,489

Capital Shares Outstanding (Unlimited Number Authorized)	20,681	16,180
Net Asset Value Per Share	$8.89	$9.36

See Notes to Financial Statements.

42

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Assets:
Investments in Securities, at Value (Cost of $4,907, $507,574 and $52,862, respectively)	$4,902	$504,558	$53,584
Receivable for Securities Sold	98	586	99
Receivable for Fund Shares Sold	—	344	1
Interest and Dividends Receivable	71	7,100	855
Other Assets	29	252	23

Total Assets	5,100	512,840	54,562

Liabilities:
Payable for Securities Purchased	98	9,770	—
Payable for Fund Shares Redeemed	—	207	82
Dividends Payable	18	1,350	206
Variation Margin Payable	1	83	8
Accrued Operating Expenses and Other Liabilities	11	90	22

Total Liabilities	128	11,500	318

Net Assets	$4,972	$501,340	$54,244

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$4,977	$504,644	$52,838
Undistributed Net Investment Income (Loss)	—	48	—
Undistributed Net Realized Gain (Loss)	(8)	(1,154)	594
Net Unrealized Appreciation (Depreciation)	3	(2,198)	812

Net Assets	$4,972	$501,340	$54,244

Investor Class ($ and shares in full)
Net Assets	$4,359,140	$497,361,555	$51,803,831
Capital Shares Outstanding (Unlimited Number Authorized)	427,154	50,865,208	4,911,825

Net Asset Value Per Share	$10.21	$9.78	$10.55

Class C ($ and shares in full)
Net Assets	$612,947	$3,978,602	$2,439,948
Capital Shares Outstanding (Unlimited Number Authorized)	60,061	407,235	231,347

Net Asset Value Per Share	$10.21	$9.77	$10.55

See Notes to Financial Statements.

43

STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Intermediate Municipal Bond Fund
Income:
Interest	$871
Dividends – Affiliated Issuers	7

Total Income	878

Expenses:
Investment Advisory Fees	81
Administrative Fees	61
Custodian Fees	5
Shareholder Servicing Costs	20
12b-1 Fees	55
Other	28

Total Expenses before Expense Offsets	250
Expense Offsets (Note 4)	(141)

Expenses, Net	109

Net Investment Income (Loss)	769

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	745
Futures Contracts	122
Swaps	4

Net Realized Gain (Loss)	871
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(802)
Futures Contracts	31

Net Change in Unrealized Appreciation/Depreciation	(771)

Net Gain (Loss) on Investments	100

Net Increase (Decrease) in Net Assets Resulting from Operations	$869

See Notes to Financial Statements.

44

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Income:
Interest	$5,650	$3,764
Dividends – Affiliated Issuers	27	17

Total Income	5,677	3,781

Expenses:
Investment Advisory Fees	344	274
Administrative Fees	275	219
Custodian Fees	12	7
Shareholder Servicing Costs	105	29
Other	104	58

Total Expenses before Expense Offsets	840	587
Expense Offsets (Note 4)	(20)	(14)

Expenses, Net	820	573

Net Investment Income (Loss)	4,857	3,208

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	5,134	289
Futures Contracts	396	48
Swaps	21	6

Net Realized Gain (Loss)	5,551	343
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(5,851)	(1,095)
Futures Contracts	57	66

Net Change in Unrealized Appreciation/Depreciation	(5,794)	(1,029)

Net Gain (Loss) on Investments	(243)	(686)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,614	$2,522

See Notes to Financial Statements.

45

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Income:
Interest	$106	$10,157	$1,377
Dividends – Affiliated Issuers	—	36	—

Total Income	106	10,193	1,377

Expenses (Note 4):
Investment Advisory Fees	10	686	115
Administrative Fees	7	768	87
Custodian Fees	2	24	5
Shareholder Servicing Costs	4	183	30
12b-1 Fees	9	17	87
Professional Fees	7	64	14
Federal and State Registration Fees	16	33	19
Other	4	127	13

Total Expenses before Expense Offsets	59	1,902	370
Expense Offsets	(59)	(60)	(232)

Expenses, Net	—	1,842	138

Net Investment Income (Loss)	106	8,351	1,239

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	9	3,753	662
Futures Contracts	8	(610)	(50)
Swaps	—	20	—

Net Realized Gain (Loss)	17	3,163	612
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(27)	(6,833)	(1,136)
Futures Contracts	7	817	90

Net Change in Unrealized Appreciation/Depreciation	(20)	(6,016)	(1,046)

Net Gain (Loss) on Investments	(3)	(2,853)	(434)

Net Increase (Decrease) in Net Assets Resulting from Operations	$103	$5,498	$805

See Notes to Financial Statements.

46

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Intermediate Municipal Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$769	$1,628
Net Realized Gain (Loss)	871	264
Net Change in Unrealized Appreciation/Depreciation	(771)	603

Net Increase (Decrease) in Net Assets Resulting from Operations	869	2,495
Distributions:
From Net Investment Income	(769)	(1,628)
From Net Realized Gains	(190)	—

Total Distributions	(959)	(1,628)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,233)	16,369

Total Increase (Decrease) in Net Assets	(10,323)	17,236
Net Assets:
Beginning of Period	50,890	33,654

End of Period	$40,567	$50,890

Undistributed Net Investment Income (Loss)	$—	$—

	(In Thousands)

	Strong Municipal Bond Fund		Strong Short-Term High Yield Municipal Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$4,857	$10,076	$3,208	$6,413
Net Realized Gain (Loss)	5,551	(2,808)	343	(1,447)
Net Change in Unrealized Appreciation/Depreciation	(5,794)	7,268	(1,029)	1,834

Net Increase (Decrease) in Net Assets Resulting from Operations	4,614	14,536	2,522	6,800
Distributions From Net Investment Income	(4,348)	(10,316)	(3,208)	(6,413)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	(25,568)	(38,357)	(6,993)	34,372

Total Increase (Decrease) in Net Assets	(25,302)	(34,137)	(7,679)	34,759
Net Assets:
Beginning of Period	209,152	243,289	159,168	124,409

End of Period	$183,850	$209,152	$151,489	$159,168

Undistributed Net Investment Income (Loss)	$509	$—	$—	$—

See Notes to Financial Statements.

47

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund		Strong Wisconsin Tax-Free Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)	(Unaudited)	(Note 1)	(Unaudited)	(Note 1)
Operations:
Net Investment Income (Loss)	$106	$114	$8,351	$22,197	$1,239	$3,051
Net Realized Gain (Loss)	17	(25)	3,163	(901)	612	277
Net Change in Unrealized Appreciation/ Depreciation	(20)	23	(6,016)	8,111	(1,046)	324

Net Increase (Decrease) in Net Assets Resulting from Operations	103	112	5,498	29,407	805	3,652
Distributions:
From Net Investment Income:
Investor Class	(92)	(98)	(8,272)	(22,255)	(1,200)	(3,016)
Class C	(14)	(16)	(31)	(23)	(39)	(35)
From Net Realized Gains:
Investor Class	—	—	—	—	(262)	—
Class C	—	—	—	—	(11)	—

Total Distributions	(106)	(114)	(8,303)	(22,278)	(1,512)	(3,051)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(592)	5,569	(143,048)	47,068	(15,247)	4,120

Total Increase (Decrease) in Net Assets	(595)	5,567	(145,853)	54,197	(15,954)	4,721
Net Assets:
Beginning of Period	5,567	—	647,193	592,996	70,198	65,477

End of Period	$4,972	$5,567	$501,340	$647,193	$54,244	$70,198

Undistributed Net Investment
Income (Loss)	$—	$—	$48	$—	$—	$—

See Notes to Financial Statements.

48

FINANCIAL HIGHLIGHTS

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.78	$10.48	$10.25	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.41	0.45	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.02	0.30	0.26	0.25

Total from Investment Operations	0.21	0.71	0.71	0.36
Less Distributions:
From Net Investment Income(d)	(0.19)	(0.41)	(0.45)	(0.11)
From Net Realized Gains	(0.05)	—	(0.03)	—

Total Distributions	(0.24)	(0.41)	(0.48)	(0.11)

Net Asset Value, End of Period	$10.75	$10.78	$10.48	$10.25

Ratios and Supplemental Data
Total Return	+1.96%	+6.84%	+7.10%	+3.60%
Net Assets, End of Period (In Millions)	$41	$51	$34	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%	1.4%	4.5	%*
Ratio of Expenses to Average Net Assets	0.5%*	0.4%	0.1%	0.0	%*(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.5%*	3.8%	4.2%	4.3	%*
Portfolio Turnover Rate	51.4%	190.0%	225.2%	114.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from July 31, 2001 (commencement of class) to October 31, 2001.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

49

FINANCIAL HIGHLIGHTS (continued)

STRONG MUNICIPAL BOND FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Aug. 31, 2000	Aug. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.89	$8.73	$8.89	$8.58	$8.78	$9.37	$9.96
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.39	0.37	0.41	0.08	0.50	0.51
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.17	(0.16)	0.31	(0.20)	(0.59)	(0.59)

Total from Investment Operations	0.20	0.56	0.21	0.72	(0.12)	(0.09)	(0.08)
Less Distributions:
From Net Investment Income(d)	(0.20)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)	(0.51)

Total Distributions	(0.20)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)	(0.51)

Net Asset Value, End of Period	$8.89	$8.89	$8.73	$8.89	$8.58	$8.78	$9.37

Ratios and Supplemental Data
Total Return	+2.25%	+6.52%	+2.44%	+8.62%	–1.41%	–0.86%	–0.97%
Net Assets, End of Period (In Millions)	$184	$209	$243	$261	$259	$274	$370
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%*	0.8%	1.1%	1.0%	0.8%*	0.8%	0.7%
Ratio of Expenses to Average Net Assets	0.8%*	0.8%	1.1%	0.9%	0.8%*	0.8%	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.9%*	4.4%	4.2%	4.8%	5.2%*	5.6%	5.1%
Portfolio Turnover Rate	49.2%	120.7%	95.1%	118.3%	7.2%	19.2%	22.4%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Aug. 31, 2000	Aug. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.40	$9.38	$9.56	$9.58	$9.60	$9.99	$10.17
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.43	0.44	0.50	0.08	0.51	0.50
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.02	(0.18)	(0.02)	(0.02)	(0.39)	(0.18)

Total from Investment Operations	0.15	0.45	0.26	0.48	0.06	0.12	0.32
Less Distributions:
From Net Investment Income(d)	(0.19)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)	(0.50)

Total Distributions	(0.19)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)	(0.50)

Net Asset Value, End of Period	$9.36	$9.40	$9.38	$9.56	$9.58	$9.60	$9.99

Ratios and Supplemental Data
Total Return	+1.65%	+4.89%	+2.78%	+5.05%	+0.65%	+1.25%	+3.18%
Net Assets, End of Period (In Millions)	$151	$159	$124	$139	$133	$140	$182
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%*	0.7%	0.8%	0.8%	0.7%*	0.7%	0.7%
Ratio of Expenses to Average Net Assets	0.7%*	0.7%	0.8%	0.7%	0.7%*	0.6%	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%*	4.6%	4.7%	5.1%	5.1%*	5.2%	4.9%
Portfolio Turnover Rate	29.2%	58.8%	68.9%	62.8%	6.0%	27.9%	22.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from August to October.
(d)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

50

FINANCIAL HIGHLIGHTS (continued)

STRONG MINNESOTA TAX-FREE FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.31
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.23

Total from Investment Operations	0.19	0.54
Less Distributions:
From Net Investment Income(d)	(0.21)	(0.31)

Total Distributions	(0.21)	(0.31)

Net Asset Value, End of Period	$10.21	$10.23

Ratios and Supplemental Data
Total Return	+1.88%	+5.41%
Net Assets, End of Period (In Millions)	$4	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%*	3.4%*
Ratio of Expenses to Average Net Assets	0.0%*	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%*	3.6%*
Portfolio Turnover Rate(e)	19.1%	54.5%

STRONG MINNESOTA TAX-FREE FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.31
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.23

Total from Investment Operations	0.19	0.54
Less Distributions:
From Net Investment Income(d)	(0.21)	(0.31)

Total Distributions	(0.21)	(0.31)

Net Asset Value, End of Period	$10.21	$10.23

Ratios and Supplemental Data
Total Return	+1.87%	+5.41%
Net Assets, End of Period (In Millions)	$1	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0%*	4.4%*
Ratio of Expenses to Average Net Assets	0.0%*	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%*	3.6%*
Portfolio Turnover Rate(e)	19.1%	54.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

51

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM MUNICIPAL BOND FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Aug. 31, 2000	Aug. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.78	$9.62	$9.64	$9.76	$9.95
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.35	0.40	0.44	0.08	0.46	0.47
Net Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.11	(0.06)	0.16	(0.02)	(0.12)	(0.19)

Total from Investment Operations	0.10	0.46	0.34	0.60	0.06	0.34	0.28
Less Distributions:
From Net Investment Income(d)	(0.15)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)	(0.47)

Total Distributions	(0.15)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)	(0.47)

Net Asset Value, End of Period	$9.78	$9.83	$9.72	$9.78	$9.62	$9.64	$9.76

Ratios and Supplemental Data
Total Return	+1.02%	+4.82%	+3.52%	+6.38%	+0.61%	+3.61%	+2.79%
Net Assets, End of Period (In Millions)	$497	$644	$593	$505	$317	$307	$325
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%*	0.6%	0.6%	0.6%	0.6%*	0.6%	0.6%
Ratio of Expenses to Average Net Assets	0.7%*	0.6%	0.6%	0.6%	0.6%*	0.6%	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1%*	3.6%	4.1%	4.5%	4.9%*	4.8%	4.7%
Portfolio Turnover Rate(f)	29.4%	83.7%	68.2%	73.7%	8.9%	48.6%	22.7%

STRONG SHORT-TERM MUNICIPAL BOND FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.79
Income From Investment Operations:
Net Investment Income (Loss)	0.09	0.16
Net Realized and Unrealized Gains (Losses) on Investments	(0.06)	0.04

Total from Investment Operations	0.03	0.20
Less Distributions:
From Net Investment Income(d)	(0.09)	(0.16)

Total Distributions	(0.09)	(0.16)

Net Asset Value, End of Period	$9.77	$9.83

Ratios and Supplemental Data
Total Return	+0.33%	+2.10%
Net Assets, End of Period (In Millions)	$4	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%*	1.9%*
Ratio of Expenses to Average Net Assets	1.8%*	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%*	2.0%*
Portfolio Turnover Rate(f)	29.4%	83.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from August to October.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	For the period from January 31, 2003 (commencement of class) to October 31, 2003.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

52

FINANCIAL HIGHLIGHTS (continued)

STRONG WISCONSIN TAX-FREE FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.56	$10.36	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.44	0.48	0.27
Net Realized and Unrealized Gains (Losses) on Investments	(0.09)	0.13	0.21	0.36

Total from Investment Operations	0.13	0.57	0.69	0.63
Less Distributions:
From Net Investment Income(d)	(0.22)	(0.44)	(0.48)	(0.27)
From Net Realized Gains	(0.05)	—	(0.01)	—

Total Distributions	(0.27)	(0.44)	(0.49)	(0.27)

Net Asset Value, End of Period	$10.55	$10.69	$10.56	$10.36

Ratios and Supplemental Data
Total Return	+1.16%	+5.45%	+6.80%	+6.36%
Net Assets, End of Period (In Millions)	$52	$67	$65	$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.1%	1.1%	1.9	%*
Ratio of Expenses to Average Net Assets	0.4%*	0.3%	0.1%	0.0	%*(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.0%*	4.1%	4.5%	4.7	%*
Portfolio Turnover Rate(g)	10.4%	54.2%	95.3%	53.8%

STRONG WISCONSIN TAX-FREE FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.60
Income From Investment Operations:
Net Investment Income (Loss)	0.16	0.26
Net Realized and Unrealized Gains (Losses) on Investments	(0.09)	0.09

Total from Investment Operations	0.07	0.35
Less Distributions:
From Net Investment Income(d)	(0.16)	(0.26)
From Net Realized Gains	(0.05)	—

Total Distributions	(0.21)	(0.26)

Net Asset Value, End of Period	$10.55	$10.69

Ratios and Supplemental Data
Total Return	+0.60%	+3.28%
Net Assets, End of Period (In Millions)	$2	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%*	2.1%*
Ratio of Expenses to Average Net Assets	1.5%*	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%*	2.7%*
Portfolio Turnover Rate(g)	10.4%	54.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from April 6, 2001 (commencement of class) to October 31, 2001.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Amount calculated is less than 0.05%.
(f)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

53

NOTES TO FINANCIAL STATEMENTS

April 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the Strong Municipal Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Intermediate Municipal Bond Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Municipal Bond Fund (a series fund of Strong Municipal Bond Fund, Inc.)

•	Strong Short-Term High Yield Municipal Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Minnesota Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Short-Term Municipal Bond Fund (a series fund of Strong Short-Term Municipal Bond Fund, Inc.)

•	Strong Wisconsin Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, and Strong Short-Term High Yield Municipal Fund offer Investor Class shares. Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund offer Investor Class and Class C shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses, and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Class C shares are available only through financial professionals.

Effective December 26, 2002, Strong Minnesota Tax-Free Fund commenced operations and offered Investor Class and Class C shares (Public launch date of December 27, 2002).

Effective December 26, 2002, Strong Wisconsin Tax-Free Fund issued an additional class of shares: Class C shares (Public launch date of December 27, 2002).

Effective January 31, 2003, Strong Short-Term Municipal Bond Fund issued an additional class of shares: Class C shares (Public launch date of February 3, 2003).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity the Funds’ net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Funds’ investment objectives and liquidity needs may be adversely impacted.

54

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect the Funds from adverse movements in securities’ prices or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(H)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(I)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(J)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

55

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

3.	Related Party Transactions

Strong Capital Management, Inc. (the “Advisor”) provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Investor Class	Class C
Strong Intermediate Municipal Bond Fund	0.37	%(1)	0.28%	*
Strong Municipal Bond Fund	0.35	%(2)	0.28%	*
Strong Short-Term High Yield Municipal Fund	0.35	%(2)	0.28%	*
Strong Minnesota Tax-Free Fund	0.37	%(1)	0.28%	0.28%
Strong Short-Term Municipal Bond Fund	0.25	%(3)	0.28%	0.28%
Strong Wisconsin Tax-Free Fund	0.37	%(1)	0.28%	0.28%

*	Does not offer share class.
(1)	The investment advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above.
(2)	The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.
(3)	The investment advisory fees are 0.25% for assets under $4 billion, 0.225% for the next $2 billion assets, and 0.20% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds’ Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Class C shares of the Strong Minnesota Tax-Free Fund and the Investor Class shares of the Strong Wisconsin Tax-Free Fund until March 1, 2005, to keep total annual operating expenses at no more than 2.50% and 0.75%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Class C shares are paid at an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Investor Class and Class C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares (except for the Strong Short-Term Municipal Bond Fund) and 1.00% of the average daily net assets of the Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s shares. See Note 4.

The Class C shares of the Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have a 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. For the six months ended April 30, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares as follows: Strong Minnesota Tax-Free Fund $2,125, Strong Short-Term Municipal Bond Fund $18, and Strong Wisconsin Tax-Free Fund $2,956. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Board of Directors and applicable law.

56

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at April 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Intermediate Municipal Bond Fund	$2,737	$20,280	$800	$1,136
Strong Municipal Bond Fund	29,322	104,855	966	4,498
Strong Short-Term High Yield Municipal Fund	4,923	29,534	378	3,024
Strong Minnesota Tax-Free Fund	(161)	3,987	55	443
Strong Short-Term Municipal Bond Fund	38,602	183,076	1,909	12,590
Strong Wisconsin Tax-Free Fund	4,743	30,087	469	1,633

4.	Expenses and Expense Offsets

For the six months ended April 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Minnesota Tax-Free Fund
Investor Class	$6,305	$3,180	$2,270	$5,629	$122
Class C	980	714	544	3,502	27
Strong Short-Term Municipal Bond Fund
Investor Class	763,227	179,245	43,894	—	2,391
Class C	4,650	3,333	641	16,608	16
Strong Wisconsin Tax-Free Fund
Investor Class	82,998	26,911	7,431	74,105	906
Class C	3,710	2,731	343	13,251	9

For the six months ended April 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Intermediate Municipal Bond Fund	$(141,260)	$—	$(72)
Strong Municipal Bond Fund	(19,660)	—	(289)
Strong Short-Term High Yield Municipal Fund	(13,933)	—	(226)
Strong Minnesota Tax-Free Fund
Investor Class	(17,505)	—	—
Class C	(5,767)	—	—
Fund Level	(35,344)	—	(15)
Strong Short-Term Municipal Bond Fund
Investor Class	(4,769)	—	—
Class C	(39)	—	—
Fund Level	(53,606)	—	(1,445)
Strong Wisconsin Tax-Free Fund
Investor Class	(192,563)	—	—
Class C	(5,507)	—	—
Fund Level	(34,319)	—	(43)

57

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the six months ended April 30, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Intermediate Municipal Bond Fund	$—	$21,551,421	$—	$33,538,577
Strong Municipal Bond Fund	—	93,254,579	—	117,588,585
Strong Short-Term High Yield Municipal Fund	—	43,125,870	—	45,338,398
Strong Minnesota Tax-Free Fund	—	928,916	—	1,638,149
Strong Short-Term Municipal Bond Fund	—	135,491,534	—	211,654,415
Strong Wisconsin Tax-Free Fund	—	6,184,588	—	23,013,414

There were no purchases or sales of long-term U.S. government securities for the six months ended April 30, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of April 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Intermediate Municipal Bond Fund	$39,037,047	$462,407	$(352,123)	$110,284
Strong Municipal Bond Fund	193,365,740	3,738,225	(16,466,933)	(12,728,708)
Strong Short-Term High Yield Municipal Fund	152,233,394	1,974,516	(4,619,201)	(2,644,685)
Strong Minnesota Tax-Free Fund	4,906,563	27,456	(31,767)	(4,311)
Strong Short-Term Municipal Bond Fund	507,583,847	5,045,905	(8,071,332)	(3,025,427)
Strong Wisconsin Tax-Free Fund	52,869,543	973,144	(258,924)	714,220

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

Net Capital Loss Carryovers
Strong Municipal Bond Fund	$(22,676,651)
Strong Short-Term High Yield Municipal Fund	(9,930,406)
Strong Minnesota Tax-Free Fund	(24,594)
Strong Short-Term Municipal Bond Fund	(4,281,093)

Net capital loss carryovers of $1,522,953 and $551,953 for Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund, respectively, are scheduled to expire in 2004.

58

8.	Capital Share Transactions

	Strong Intermediate Municipal Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$9,374,129	$59,984,745
Proceeds from Reinvestment of Distributions	746,888	1,179,772
Payment for Shares Redeemed	(20,354,049)	(44,795,899)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(10,233,032)	$16,368,618

Transactions in Shares of the Fund Were as Follows:
Sold	858,532	5,607,204
Issued in Reinvestment of Distributions	68,708	110,719
Redeemed	(1,872,503)	(4,210,524)

Net Increase (Decrease) in Shares of the Fund	(945,263)	1,507,399

	Strong Municipal Bond Fund		Strong Short-Term High Yield Municipal Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31,2003	Six Months Ended April 30,2004	Year Ended Oct. 31,2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$16,929,975	$97,782,999	$33,542,462	$77,993,755
Proceeds from Reinvestment of Distributions	3,553,599	7,781,816	2,546,859	5,563,481
Payment for Shares Redeemed	(46,051,688)	(143,922,313)	(43,081,888)	(49,185,648)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(25,568,114)	$(38,357,498)	$(6,992,567)	$34,371,588

Transactions in Shares of Each Class of the Funds Were as Follows:
Sold	1,868,240	11,107,578	3,555,687	8,297,820
Issued in Reinvestment of Distributions	394,499	883,342	270,001	592,165
Redeemed	(5,120,427)	(16,333,929)	(4,570,448)	(5,234,541)

Net Increase (Decrease) in Shares of the Fund	(2,857,688)	(4,343,009)	(744,760)	3,655,444

59

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)	(Unaudited)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$1,311,774	$6,556,049	$92,682,805	$301,519,889
Proceeds from Reinvestment of Distributions	88,785	76,464	6,502,135	17,080,163
Payment for Shares Redeemed	(1,837,977)	(1,822,310)	(243,365,534)	(274,395,696)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(437,418)	4,810,203	(144,180,594)	44,204,356

CLASS C
Proceeds from Shares Sold	42,410	1,002,646	1,149,146	3,062,810
Proceeds from Reinvestment of Distributions	13,087	10,600	6,643	1,660
Payment for Shares Redeemed	(210,461)	(254,326)	(23,223)	(201,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(154,964)	758,920	1,132,566	2,863,290

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(592,382)	$5,569,123	$(143,048,028)	$47,067,646

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	126,536	640,569	9,409,636	30,734,752
Issued in Reinvestment of Distributions	8,564	7,481	660,620	1,742,894
Redeemed	(177,381)	(178,615)	(24,724,596)	(27,970,101)

Net Increase (Decrease) in Shares	(42,281)	469,435	(14,654,340)	4,507,545

CLASS C
Sold	4,106	98,933	116,901	312,295
Issued in Reinvestment of Distributions	1,262	1,038	675	169
Redeemed	(20,278)	(25,000)	(2,355)	(20,450)

Net Increase (Decrease) in Shares	(14,910)	74,971	115,221	292,014

60

	Strong Wisconsin Tax-Free Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$8,374,322	$50,656,937
Proceeds from Reinvestment of Distributions	1,310,727	2,736,103
Payment for Shares Redeemed	(24,702,715)	(51,988,292)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,017,666)	1,404,748

CLASS C
Proceeds from Shares Sold	63,300	3,110,102
Proceeds from Reinvestment of Distributions	43,107	22,068
Payment for Shares Redeemed	(336,184)	(416,743)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(229,777)	2,715,427

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(15,247,443)	$4,120,175

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	777,025	4,733,404
Issued in Reinvestment of Distributions	121,866	256,565
Redeemed	(2,300,219)	(4,877,851)

Net Increase (Decrease) in Shares	(1,401,328)	112,118

CLASS C
Sold	5,862	289,187
Issued in Reinvestment of Distributions	4,009	2,063
Redeemed	(31,439)	(38,335)

Net Increase (Decrease) in Shares	(21,568)	252,915

61

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2004	Value April 30, 2004	Investment Income Nov. 1, 2003 - April 30, 2004
Strong Intermediate Municipal Bond Fund
Strong Tax-Free Money Fund	160,000	21,315,000	20,465,000	1,010,000	$1,010,000	$7,112

Strong Municipal Bond Fund
Strong Tax-Free Money Fund	7,070,000	72,925,000	76,990,000	3,005,000	3,005,000	26,625

Strong Short-Term High Yield Municipal Fund
Strong Tax-Free Money Fund	7,040,000	54,285,000	61,295,000	30,000	30,000	17,450

Strong Short-Term Municipal Bond Fund
Strong Tax-Free Money Fund	25,895,000	144,540,000	170,435,000	—	—	35,598

10.	Legal Proceedings

On August 28, 2002, Strong Municipal Bond Fund, Inc. (“Fund”) obtained a judgment order against certain defendants in Oklahoma federal district court awarding a rescission claim to the Fund for approximately $10,465,000, attorney fees and expenses of approximately $686,000, and statutory interest on certain municipal bonds purchased by the Fund in 1998. The defendants have appealed the judgment and posted liquid investments equal to 102% of the judgment in favor of the Fund during the pendency of the appeal. Until a final, non-appealable judgment is obtained by the Fund, the Fund considers it speculative to place any specific value on this judgment, and has not recorded this contingent receivable of the Fund. Therefore, the judgment award has not been used in calculating net asset value of the Fund.

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) each Fund’s fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants (“Actions”) in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two

62

actions covered by a single complaint (“MDL Consolidated Actions”). The MDL has ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions, and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Subsequent Event

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The transaction, which is anticipated to close in the first quarter of 2005, is subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

63

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

64

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

65

NOTES

66

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT44315 06-04

SMUNI/WH2160 04-04

Item 1.    Reports to Shareholders

SEMIANNUAL REPORT  |  April 30, 2004

Strong

Money Market and Ultra Short-Term Income

Funds

Strong Heritage Money Fund

Strong Ultra Short-Term Income Fund

Strong Ultra Short-Term Municipal Income Fund

Strong Florida Municipal Money Market Fund

Strong Money Market Fund

Strong Municipal Money Market Fund

Strong Tax-Free Money Fund

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Money Market and Ultra Short-Term Income

Funds

Market Update from Jay N. Mueller

November 1, 2003, to April 30, 2004

On the Road to Normalization

Inflation, disinflation, or deflation?

It was about a year ago that interest rates in the United States fell to a generational low. Ten-year Treasury bonds offered yields of less than 3.5%. Thirty-year, fixed-rate mortgages could be obtained in the neighborhood of 5.5%. Short-term rates hovered around 1%.

From a sufficient perspective in the future, the summer of 2003 will likely be viewed as the culmination of the tremendous bull market for bonds that began in the early ’80s. For bond investors, the story of the last two decades has been disinflation — a persistent downward creep in the rate of price inflation. In 1980, inflation crested at nearly 15%. It bottomed last year at about 1% on a core basis (Consumer Price Index (CPI) excluding food and energy).

But it was more than disinflation that drove yields down to levels last seen at the roll out of the Ford Edsel. Prompted by the musings of various monetary officials and private sector analysts, investors were assessing the possibility of outright deflation — a sustained fall in the general price level. Just as inflation makes bonds less valuable because the purchasing power of a fixed-rate interest payment declines, deflation tends to make bonds more valuable, as each nominal dollar of interest received can buy more goods and services. If the disinflation of the ’80s and ’90s had turned into the deflation of the new century, the bond market rally might have run a bit further.

What’s good for bond prices, however, is not necessarily good for the economy as a whole. And while modest, gradual deflation driven by rising productivity might be tolerable, severe deflation would probably be catastrophic. For exactly the same reason that deflation helps bondholders, it hurts borrowers: the real cost of servicing debt goes up and up. Eventually the burden becomes unsustainable, and massive bankruptcies can result. This was the dynamic that made the Great Depression of the ’30s so severe.

In the last six months, the risk of deflation has abated significantly. As of April, core CPI inflation had risen to 1.8% on a year over year basis. Another price measure, the Personal Consumption Expenditure Deflator, ticked steadily higher in the first four months of 2004. Raw commodity prices pushed sharply higher, most visibly in the energy sector. Consequently, deflation worries have largely disappeared from the comments of Alan Greenspan and his fellow Federal Reserve Board members.

With deflation off the table, both the bond market and the monetary authorities have shifted their focus to the “normalization” of short-term interest rates. A 1% overnight lending rate is hardly compatible with robust real growth. In the second half of 2003, strong Growth Domestic Product (GDP) numbers were offset by soft employment conditions. And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions. Indeed, in the four quarters ended March 31, 2004, the U.S. economy grew at 5% in real terms — faster than in any one-year period since 1984. Still, the Fed was able to justify remaining “on hold” because labor market conditions were judged to be tepid.

Jobs bounce back

Historically, employment has lagged behind most economic indicators throughout the business cycle. Job creation is generally the last thing to deteriorate after a cyclical peak — and the last thing to improve in a recovery. The present cycle has conformed to that pattern. Though the recovery began at the end of 2001, labor market conditions were still worsening as recently as a year ago. It has only been in the past few months that payroll gains have shown the sort of acceleration that signals a self-sustaining expansion.

Indeed, while the Labor Department’s non-farm payroll survey began to show net job creation in September of 2003, the first big jump in hiring was reported in January of this year with the announcement of 159,000 new jobs. The pace of job creation accelerated to 337,000 in the month of March — the best showing in 4 years. Strength in hiring was accompanied by a drop in the unemployment rate to 5.6%.

The impressive March employment data caused a significant shift in capital market expectations. Investors quickly concluded that the Fed had run out of reasons to delay the inevitable: a tightening cycle that would take short-term rates to something approaching “normal”. Bond prices fell across the board with short- to intermediate-term debt taking the brunt of the damage. Of course, there’s no way to know in advance how high “normal” will be, nor how quickly the Fed will get there. By the end of April, the bond market had “priced in” the likelihood of a cumulative 0.75% jump in target overnight rates by the end of 2004. Such a move is well within the experience of prior tightening cycles.

And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions.

Strong growth: corporates outperform Treasuries

The relative slack in the labor market has been accompanied by spectacular gains in labor productivity. Businesses have hired at a slower pace in this cycle in part because efficiency improvements have allowed them to meet rising demand without a commensurate increase in headcount. Consequently, unit labor costs have remained basically flat while revenues have risen. The resulting expansion of profit margins has driven corporate earnings up about 37% over the last twelve months, strengthening the ability of corporate borrowers to service their debt.

In part because of the improvement in profitability, the yield spread that corporate bonds paid over comparable maturity Treasury debt narrowed over the last six months. The average spread for high-grade borrowers shrank by about 0.1%.Among high-yield issuers, spreads narrowed by about 0.8% on average.

Even in a rising rate environment, bonds can play an important role in a well-diversified portfolio.

Looking ahead

If, as we expect, the U.S. economy continues to roll forward at a solid pace, interest rates may have some more “normalization” to do. But even in a rising rate environment, bonds can play an important role in a well-diversified portfolio. Bonds — particularly short to intermediate term–tend to be less volatile than stocks. Bonds and stocks are often negatively correlated, which is to say that bonds frequently rally when stocks are selling off, and vice-versa. High-quality bonds can provide a comparatively safe refuge from geopolitical risk and other external shocks. And bonds provide fairly predictable income, which generally becomes increasingly important as investors move toward retirement age.

Thank you for investing with Strong. We look forward to serving your needs in the days and months ahead.

Director of Fixed Income,

Portfolio Manager, and Economist

Strong Heritage Money Fund

Over the six months ended April 30, 2004, the Fund’s yield was stable, as short-term interest rates were relatively unchanged. The Fund continued to perform well relative to peers, as measured by the Lipper Money Market Funds Index. For the period, the Fund returned 0.36% while the Index returned 0.24%.

Rates stayed low

Slow job growth and concern about possible disinflation kept the Federal Reserve on the sidelines over the past six months, leaving the benchmark Federal Funds rate unchanged at 1.00%. Anchored by this stable Federal Funds rate, market-driven, short-term rates were also little changed. As a result, principal and interest payments received by the Fund were reinvested in similar-yielding, short-term money market investments, such as commercial paper, Treasury bills, and certificates of deposit. Despite the low interest-rate environment, our active management allowed us to identify pockets of relative value that helped the Fund’s performance.

Effective duration management

Our strategies for managing the Fund fall primarily into two broad categories: Effective duration management and research and diversification. During the past six months, the majority of economic data released documented growing strength in the U.S. economy. The normal tendency of interest rates to rise in such an environment was largely suppressed by the Fed’s expressed willingness to keep overnight rates very low “for a considerable period.” As it became clear to us that a 1.00% Federal Funds rate was not in keeping with the general improvement in economic statistics, we began to shorten our weighted average maturity (a figure similar to duration, an important measure of sensitivity to interest rate hikes) in anticipation of rising interest rates.

In April, continued strong economic data — including a significant acceleration in employment figures — presented a meaningful challenge to the wisdom of holding the Fed Funds rate at just 1.00%. Expectations of tighter monetary policy (higher short-term rates) in the coming months led to a steeper yield curve for money market instruments, meaning that investors were offered progressively higher yields for extending to longer maturities. We were opportunistic during these times, employing effective duration management in purchasing securities maturing in six to twelve months in order to capture the incremental increase in yield they offered. In implementing these tactical moves we continued to favor debentures issued by government-sponsored enterprises, as they allow us to reduce credit risk while pursuing their higher yield potential.

Research and diversification played key roles

For most of the past two years, many companies focused on reducing their levels of debt and making other improvements to their balance sheets. These activities bolstered the creditworthiness of a broad group of corporate borrowers, benefiting investors in their bonds. During the past six months, however, companies have demonstrated a renewed willingness to focus on returning value to owners of their stock — paying less attention to the consequences for investors in their bonds and commercial paper. Mergers and acquisitions, increased dividends, and stock buybacks are just a few of the strategies that can enhance return to stockholders to the possible detriment of bondholders. Such so-called “event risk” can be mitigated in part through diligent research and thorough diversification — both of which are longtime areas of focus in the management of this Fund.

We continued to invest in a variety of asset classes, such as corporate- and asset-backed commercial paper, taxable municipalities, and government-sponsored enterprises. Our objective was to maintain a diversified base of credit exposure across high-quality banks, industrial companies, and government-supported entities.

Anticipating Fed action

Continued economic expansion and job growth have made it more likely that the Federal Reserve will soon embark upon a course of gradually raising short-term interest rates. The first step on this path could occur at either of the Federal Reserve Open Market Committee meetings scheduled for this summer. We will continue to monitor the economic recovery and attempt to position the Fund to take advantage of what is likely to be a rising interest-rate environment.

Thank you for your investment in the Strong Heritage Money Fund. We look forward to helping you pursue your financial goals in the months and years to come.

Jay N. Mueller

Portfolio Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Portfolio Statistics

	7-day current yield	7-day effective yield
Investor Class	0.75%	0.75%
Advisor Class[2]	0.70%	0.70%
Institutional Class[3]	0.96%	0.97%
Average effective maturity[4]	51 days

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	0.75%
5-year	3.22%
Since Fund Inception (6-29-95)	4.25%

Advisor Class[2]
1-year	0.73%
5-year	3.19%
Since Fund Inception (6-29-95)	4.22%

Institutional Class[3]
1-year	0.98%
5-year	3.41%
Since Fund Inception (6-29-95)	4.36%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

3 - Month Treasury Bill Yields *

As of 4-30-04

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 0.41% for Investor Class shares, 0.60% for Advisor Class shares, and 0.85% for Institutional Class shares. As of 4-30-04, there are waivers and/or absorptions in effect.

Performance:

[2]	The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance.

Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity includes the effect of when-issued securities.
*	Mean of 3-Month Treasury Bill Yields.

Strong Ultra Short-Term Income Fund

The Fund outperformed its index, the Citigroup 1-Year Treasury Benchmark on-the-Run Index, for the six months ended April 30, 2004. For the period, the Fund’s Investor Class shares returned 0.90%, while the Index returned 0.47%.

Low short-term rates persisted

The Federal Reserve held the Federal Funds rate at 1.0% throughout the period, which kept short-term interest rates low. Market interest rates declined for the first five months of the period, but reversed course in April, when strong employment data confirmed renewed confidence in the economy. The yields on six-month Treasuries ended the period 0.12 percentage points higher, while two-year Treasury rates were 0.50 percentage points higher; both reflected anticipation of increases in the Federal Funds rate later this year.

How we manage the portfolio

Our investment process begins with a macroeconomic outlook that drives our decisions related to duration, sector allocation among corporate bonds and mortgage- and asset-backed securities, and individual security selection. The Fund’s duration was managed to minimize the sensitivity to interest rate changes. Consider this example: If short-term interest rates increase by one percentage point, and the duration is 0.5 years, the Fund’s net asset value would decline by 0.5%.

We entered the period with the Fund’s duration in the middle of our typical target range, reflecting our expectation that the Federal Reserve would increase the Federal Funds rate in 2004. As the period progressed, employment numbers lagged the improving economy and inflation figures remained muted. Our view shifted as we came to believe the Fed would not act until 2005. As a result, we increased the Fund’s duration slightly, allowing it to capture additional yield for shareholders. We lowered the Fund’s duration after the strong payroll data in early April renewed our belief that the Federal Reserve would likely take action, perhaps as early as this summer.

Our allocation to corporate bonds remained near 30% of assets throughout the period. Prior to the April employment number, we had some concerns that the strong fiscal and monetary stimuli might not be sufficient to sustain the economic recovery, and thus didn’t consider raising this allocation for much of the period. When the stronger economic data emerged, we considered increasing this weighting, but decided against it in light of our goal of reducing net asset value volatility.

The remainder of the portfolio is invested in mortgage- and asset-backed securities. We continued to focus on higher-rated holdings in this segment of the Fund.

As we select individual securities, there are several factors we consider. These include reducing potential net asset value volatility, providing an attractive level of income, and maintaining a high level of diversification. We limited our maximum exposure to single industries and kept our positions in lower-rated securities relatively small. Over the period, we also invested in a variety of fixed-income derivative securities, including exchange-traded Treasury futures contracts to manage duration.

Higher rates on the horizon

We currently believe the Federal Reserve is likely to increase the Federal Funds rate later this year, based on the strength of recent economic news. In this environment, we are carefully monitoring the Fund’s duration and may bring it down closer to the lower end of our historical range. Focusing on shorter-maturity securities and increasing our holdings among floating-rate securities are two of the ways we plan to accomplish this.

We believe the Fund remains an attractive fixed-income option. If rates rise as expected, the Fund’s shorter duration makes it a helpful alternative to longer-term, fixed-income investments, which may suffer more from those higher rates. And while there are scenarios over the near term in which money market funds could outperform this Fund — particularly if rates rise sharply — we believe the Fund’s yield potential makes it attractive relative to money funds for those investors with time horizons of one year or longer. This Fund is not a money market fund. The Fund’s share price will fluctuate and the income can be offset if the share price declines.

We appreciate your continued investment in the Strong Ultra Short-Term Income Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	2.68%
Advisor Class[2]	2.41%
Institutional Class[3]	3.15%
Average effective maturity[4]	0.6 years
Average quality rating[5]	AA

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	1.80%
5-year	3.59%
10-year	4.85%
Since Fund Inception (11-25-88)	6.01%

Advisor Class[2]
1-year	1.52%
5-year	3.25%
10-year	4.49%
Since Fund Inception (11-25-88)	5.65%

Institutional Class[3]
1-year	2.29%
5-year	4.02%
10-year	5.07%
Since Fund Inception (11-25-88)	6.15%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 11-25-88 to 4-30-04

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Citigroup 1-Year Treasury Benchmark-on-the-Run Index (“Citigroup 1-Year Treasury Index”) and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are waivers and/or absorptions in effect; however, the yield was unaffected.

Performance:

[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance.

Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity is usually one year or less and includes the effect of futures.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) 1-year Treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. The Lipper Ultra Short Obligation Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

Strong Ultra Short-Term Municipal Income Fund

Over the six months ended April 30, 2004, the Fund continued to produce a higher level of income relative to our benchmark, the Lehman Brothers Municipal 1-Year Bond Index. This income helped to offset a $0.03 decline in the Fund’s NAV, caused primarily by deterioration in some of our multifamily housing bonds. For the period, the Fund returned 0.41%, while the benchmark returned 0.55% and the Lipper Tax-Exempt Money Market Funds Average returned 0.20%.

Many factors drove municipal markets

Similar to what we wrote about in our last report, interest rates remained quite volatile during the prior 6-month period. With short-term rates significantly lower than long-term rates, the prospect of additional income is very attractive to leveraged investors who borrow at the lower short-term rates and invest at higher longer-term rates.

While this strategy can produce great returns in a stable or declining interest-rate environment, these investors can experience large losses if rates increase or if the yield curve flattens. This creates more volatility than most fixed-income investors would like to see, but it does provide opportunities to the Fund, which has an investment horizon of one year or more. The Fund is not a money market fund. Its shareprice will fluctuate and income can be offset if the shareprice declines.

Another major trend during the period was the continued good performance of lower-quality bonds. The robust economic environment combined with historically low interest rates has allowed corporations and municipalities to improve their balance sheets. Within the municipal marketplace, revenue-backed bonds did very well relative to general obligation bonds.

Balancing risk and income potential

The Fund entered the period with interest rate sensitivity slightly below our targeted level — typically more than the average municipal money market and lower than our benchmark. As market interest rates moved lower for much of the period, our strategy was to gradually reduce the Fund’s sensitivity to rising rates in anticipation of higher rates that we believed were all but inevitable.

We accomplished this by selling some bonds out of our portfolio and also by selling Treasury note futures. This approach originally worked against us as rates continued to move lower, and also as Treasury rates moved lower more quickly than municipal rates. However, when rates moved higher in April, our strategy paid off.

Improve credit quality

The other strategy we discussed coming into the period was to improve the credit quality of the portfolio. Lower-quality bonds performed very well during the period. The combination of limited new issue supply and large demand from high-yield funds and retail investors, caused yield spreads on lower-quality bonds to decline. Corporate-backed municipal bonds did especially well and we cut the Fund’s exposure to this sector by seven percentage points as spreads tightened.

Our exposure to the healthcare sector declined as well. Some of our lower-quality holdings were sold, called, or refunded and we also put back some higher-quality floating rate bonds. On the flip side, our exposure to the general obligation sector increased as we believe it will benefit as tax receipts increase with increased economic activity.

At the end of the period, the Fund’s overall quality was relatively unchanged. By decreasing the Fund’s exposure to the revenue bond sector and increasing general obligation holdings, however, we have now positioned the Fund in a part of the market that historically has had stronger credit characteristics.

The outlook ahead

Looking forward, we believe bond market volatility will remain fairly high. Thus, we expect to continue to take a defensive position toward rising rates. We also intend to maintain our overall credit exposure, incorporating some bonds that offer the potential for attractive incremental yield. If interest rates make another quick move higher, we are likely to adopt a more neutral duration and also to increase the Fund’s overall credit quality.

Thank you for your investment in the Strong Ultra Short-Term Municipal Income Fund.

Lyle J. Fitterer

Portfolio Co-Manager

Mary-Kay H. Bourbulas

Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	1.78%
Advisor Class[2]	1.42%
Institutional Class[3]	2.13%
Average effective maturity[4]	0.6 years
Average quality rating[5]	A

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	1.33%
5-year	2.75%
Since Fund Inception (11-30-95)	3.62%

Advisor Class[2]
1-year	0.92%
5-year	2.29%
Since Fund Inception (11-30-95)	3.14%

Institutional Class[3]
1-year	1.68%
5-year	3.01%
Since Fund Inception (11-30-95)	3.77%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 11-30-95 to 4-30-04

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 1.38% for Advisor Class shares. As of 4-30-04, there are waivers and/or absorptions in effect for Advisor Class shares, but not for Investor Class or Institutional Class shares.

Performance:

[2]	The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund’s Investor Class shares’ performance.

Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years.

Strong Florida Municipal Money Market Fund

For the six months ended April 30, 2004, the Fund consistently outperformed its peers, as measured by the Lipper Other States Tax-Exempt Money Market Fund Index. For the period, the Fund’s return was 0.34%, versus a return of 0.21% for the Index.

A look at Florida municipal yields

During period, the Fund experienced the seasonal cash flows we expect in the Florida market, with assets swelling near year-end as state residents seek to avoid the intangibles tax, only to see a portion of the assets move back out into other investment vehicles early in the new year. Fortunately, these seasonal cash flows also tend to coincide with seasonal yield fluctuations that affect all municipal money funds.

As money flows into the Fund, market yields are rising due to year-end outflows in national municipal money funds. In January, the flows typically reverse and market yields decline. The challenge during these periods is not only to find sufficient Florida tax-exempt issues, but also to continue to identify attractive relative value within the market. The Fund’s strong performance relative to its peers illustrates our ability to accomplish both goals.

Interestingly enough, the yield on many municipal money funds, including this Fund, was equivalent to or higher than those available on most taxable money funds during the recent period. This was in part because yield-sensitive individuals are the primary investors in municipal money funds, while institutions dominate among taxable funds. Heavy supply has also played a role in keeping municipal money rates unusually high relative to the taxable market.

Our approach to the market

We continued our consistent methodology of seeking securities that we believe represent good value. Over the six months, we maintained an emphasis on variable-rate municipal securities, primarily with daily and weekly reset dates. On any given day, we compare the lowest-yielding securities within our Fund with what is currently available in the market, seeking to improve quality, enhance yield, or both, throughout the portfolio. Relative to its peers, the Fund’s consistent, above-average performance bears out the historical long-term success of this strategy.

During the period, we did experience the typical year-end spike in yields, which in Florida also typically follows the year-end cash flows. The Bond Market Association’s seven-day tax-exempt index reached a high of 1.23% in late December. As is typically the case, however, yields fell to their lowest levels of the period in mid-March, reaching 0.87% as money flowed away from the Fund and back into national money market funds. Outside of this temporary and predictable change in rates and cash flows, yields held relatively stable throughout the period. With the Federal Reserve on hold, there was very little to significantly change money market rates.

Anticipating higher rates

Now that the pace of economic activity has noticeably increased, it’s widely expected that the Fed will begin to increase rates by mid-summer. In fact, a one-quarter-point increase is already priced into the Fed Funds futures market. If employment continues to improve at its pace of recent months, it appears likely that the Fed will begin its process of monetary tightening through higher short-term interest rates.

How long the process will take, and how high short-term rates will ultimately rise are both still unknown. Over time, we believe the markets will react to economic data and the Fed will ultimately confirm the appropriate rate necessary to keep inflation in check and growth moderate. We welcome the long-awaited opportunity for money market rates to move up from recent historic lows and have positioned the Fund for this environment.

We thank you for your confidence in the Strong Florida Municipal Money Market Fund and hope to continue to meet your short-term investment needs.

Duane McAllister

Portfolio Co-Manager

Wendy Casetta

Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Portfolio Statistics

	7-day current yield	7-day effective yield
Investor Class[1]	0.81%	0.81%
Average effective maturity[2]	6 days

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	0.68%
Since Fund Inception (11-29-02)	0.73%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s income distributions may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

The Fund may be affected by unfavorable political, economic, or business-related developments in Florida, because the Fund invests significantly in municipal obligations of Florida issuers.

Equivalent Taxable Yields

As of 4-30-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 0.81% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	1.08%
$117,251 – 178,650	$70,351 – 146,750	28.0%	1.13%
$178,651 – 319,100	$146,751 – 319,100	33.0%	1.21%
Over $319,100	Over $319,100	35.0%	1.25%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 0.00%. As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of when-issued securities.

Strong Money Market Fund

The Strong Money Market Fund’s yield was stable over the six months ended April 30, 2004, as short-term interest rates were relatively unchanged. The Fund’s performance relative to its peers, as measured by the Lipper Money Market Funds Index, continued to be strong. Both the Fund and the Index returned 0.24% for the six-month period.

Rates stayed low

The Federal Reserve stayed on the sidelines for the entire six months, concerned by slow job growth and possible disinflation. This left the benchmark Federal Funds rate unchanged at 1.00%. This stability caused market-driven, short-term rates to change very little as well. We, therefore, generally invested principal and interest payments received by the Fund in similar-yielding, short-term money market investments, such as commercial paper, Treasury bills, and certificates of deposit. Despite the low interest-rate environment, our active management allowed us to identify pockets of relative value that helped the Fund’s performance.

Effective duration management

Effective duration management, and research and diversification, are our two primary strategies for managing the Fund. The majority of economic data released during the past six months documented growing strength in the U.S. economy. The Fed’s expressed willingness to keep overnight rates very low “for a considerable period” suppressed the normal tendency of interest rates to rise in such an environment. As it became clear to us that a 1.00% Federal Funds rate was not in keeping with the general improvement in economic statistics, we began to shorten our weighted average maturity (a figure similar to duration, an important measure of sensitivity to interest rate hikes) in anticipation of rising interest rates.

Continued strong economic data in April — including a significant acceleration in employment figures — presented a meaningful challenge to the wisdom of holding the Fed Funds rate at just 1.00%. Expectations of tighter monetary policy (higher short-term rates) in the coming months led to a steeper yield curve for money market instruments, meaning that investors were offered progressively higher yields for extending to longer maturities. During this time, we employed effective duration management in opportunistically purchasing securities with maturities of six to twelve months. Our aim was to capture the higher yields these securities offered. In this area, debentures issued by government-sponsored enterprises were our favored instruments, as they presented minimal credit risk.

Research and diversification managed risk

For most of the past two years, many companies focused on reducing their levels of debt and making other improvements to their balance sheets. These activities bolstered the creditworthiness of a broad group of corporate borrowers, benefiting investors in their bonds. In recent months, however, companies have turned their focus back to their stockholders. To enhance return to these shareholders, companies have engaged in a number of activities that are not necessarily positive for investors in their bonds and commercial paper, such as mergers and acquisitions, increasing dividend payouts, and buying back stock. Avoiding the possible negative consequences of such “event risk” is a longtime area of focus in the management of this Fund.

The Fed may act soon

Continued economic expansion and job growth have made it more likely that the Federal Reserve will soon embark upon a course of gradually raising short-term interest rates. The first step on this path could very well take place this summer. We will continue to monitor the economic recovery and attempt to position the Fund to take advantage of what is likely to be a rising interest-rate environment.

Thank you for your investment in the Strong Money Market Fund. We look forward to helping you pursue your financial goals in the months and years to come.

Jay N. Mueller

Portfolio Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Portfolio Statistics

	7-day current yield	7-day effective yield
Investor Class[1]	0.53%	0.54%
Average effective maturity[2]	53 days

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	0.50%
5-year	2.97%
10-year	4.14%
Since Fund Inception (10-22-85)	5.08%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 0.05%.As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of when-issued securities.
*	Mean of 3-Month Treasury Bill Yields.

Strong Municipal Money Market Fund

For the six months ended April 30, 2004, the Fund consistently outperformed its peers, as measured by the Lipper Tax-Exempt Money Market Fund Index. For the period, the Fund’s return was 0.38%, versus a return of 0.20% for the Index.

Considering tax-free money yields

Interestingly enough, the yield on many municipal money funds, including this Fund, was equivalent to or higher than those available on most taxable money funds during the recent period. This was due in part to the difference between the type of investor that predominates in each market; taxable money funds have a heavy institutional component, while municipal money funds are primarily retail driven. Individual investors are less willing to accept low yields without seeking alternatives, while many institutions maintain a certain money fund balance for liquidity needs, regardless of the yield.

Supply has also played a role in keeping municipal money rates unusually high relative to the taxable market. State and local governments have engaged in heavy borrowing to cover budget shortfalls, with California being the largest and most visible example.

A careful, consistent approach

We continued our consistent methodology of seeking securities that we believe represent good value. Over the six months, we maintained an emphasis on variable-rate municipal securities, primarily with daily and weekly reset dates. These bonds offer good flexibility. On any given day, we compared the lowest-yielding securities within our Fund with what is currently available in the market, seeking to improve quality, enhance yield, or both, throughout the portfolio. Relative to its peers, the Fund’s consistent, above-average performance bears out the historical long-term success of this strategy.

During the period, we did experience the typical year-end spike in yields. The Bond Market Association’s seven-day, tax-exempt index reached a high of 1.23% in late-December.

As is typically the case, however, yields fell to their lowest levels of the period in mid-March, reaching 0.87% as cash flowed back into money market funds. Apart from this temporary and predictable fluctuation in rates and cash flows, yields held relatively stable throughout the period. With the Federal Reserve on hold, there was very little to cause a significant change in money market rates.

The biggest story within the short-term municipal market is the upcoming California Economic Recovery issue. In March 2004, California voters approved up to $15 billion in borrowing to help the state balance its budget and payoff a sizable note deal maturing in June. At least $4 billion of the total borrowing will be short-term in nature, and will provide money funds with an opportunity to add exposure in California.

Higher rates likely ahead

Now that the pace of economic activity has noticeably increased, it’s widely expected that the Fed will begin to raise rates by mid-summer. In fact, a one-quarter-point increase is already priced into the Fed Funds futures market. If employment continues to improve at its pace of recent months, it appears likely that the Fed will begin its process of monetary tightening through higher short-term interest rates.

How long the process will take, and how high short-term rates will ultimately rise are both still unknown. Over time, we believe the markets will react to economic data and the Fed will ultimately confirm the appropriate rate necessary to keep inflation in check and growth moderate. We welcome the long-awaited opportunity for money market rates to move up from recent historic lows, and have positioned the Fund for this environment.

We thank you for your confidence in the Strong Municipal Money Market Fund and hope to continue to meet your short-term investment needs.

Duane McAllister

Portfolio Co-Manager

Wendy Casetta

Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Portfolio Statistics

	7-day current yield	7-day effective yield
Investor Class[1]	0.75%	0.75%
Average effective maturity	26 days

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	0.76%
5-year	2.36%
10-year	2.97%
Since Fund Inception (10-23-86)	3.67%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s income distributions may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

Equivalent Taxable Yields

As of 4-30-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 0.75% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	1.00%
$117,251 – 178,650	$70,351 – 146,750	28.0%	1.04%
$178,651 – 319,100	$146,751 – 319,100	33.0%	1.12%
Over $319,100	Over $319,100	35.0%	1.15%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Strong Tax-free Money Fund

For the six months ended April 30, 2004, the Fund consistently outperformed its peers, as measured by the Lipper Tax-Exempt Money Market Fund Index. For the period, the Fund’s return was 0.45%, versus a return of 0.20% for the Index.

A look at tax-free money yields

Interestingly enough, the yield on many municipal money funds, including this Fund, was equivalent to or higher than those available on most taxable money funds during the recent period. This was in part due to the difference between the type of investor that predominates in each market; taxable money funds have a heavy institutional component, while municipal money funds are primarily retail driven. Individual investors are less willing to accept low yields without seeking alternatives, while many institutions maintain a certain money fund balance for liquidity needs, regardless of the yield.

Supply has also played a role in keeping municipal money rates unusually high relative to the taxable market. State and local governments have engaged in heavy borrowing to cover budget shortfalls, with California being the largest and most visible example.

Our approach to the market

We continued our consistent methodology of seeking securities that we believe represent good value. Over the six months, we maintained an emphasis on variable-rate municipal securities, primarily with daily and weekly reset dates. These bonds offer good flexibility. On any given day, we compared the lowest-yielding securities within our Fund with what is currently available in the market, seeking to improve quality, enhance yield, or both, throughout the portfolio. Relative to its peers, the Fund’s consistent, above-average performance bears out the historical long-term success of this strategy.

During the period, we did experience the typical year-end spike in yields. The Bond Market Association’s seven-day, tax-exempt index reached a high of 1.23% in late-December.

As is typically the case, however, yields fell to their lowest levels of the period in mid-March, reaching 0.87% as cash flowed back into money market funds. Apart from this temporary and predictable fluctuation in rates and cash flows, yields held relatively stable throughout the period. With the Federal Reserve on hold, there was very little to cause a significant change in money market rates.

The biggest story within the short-term municipal market is the upcoming California Economic Recovery issue. In March 2004, California voters approved up to $15 billion in borrowing to help the state balance its budget and payoff a sizable note deal maturing in June. At least $4 billion of the total borrowing will be short-term in nature, and will provide money funds with an opportunity to add exposure in California.

Anticipating higher rates

Now that the pace of economic activity has noticeably increased, it’s widely expected that the Fed will begin to raise rates by mid-summer. In fact, a one-quarter-point increase is already priced into the Fed Funds futures market. If employment continues to improve at its pace of recent months, it appears likely that the Fed will begin its process of monetary tightening through higher short-term interest rates.

How long the process will take and how high short-term rates will ultimately rise are both still unknown. Over time, we believe the markets will react to economic data, and the Fed will ultimately confirm the appropriate rate necessary to keep inflation in check and growth moderate. We welcome the long-awaited opportunity for money market rates to move up from recent historic lows and have positioned the Fund for this environment.

We thank you for your confidence in the Strong Tax-Free Money Fund and hope to continue to meet your short-term investment needs.

Duane McAllister

Portfolio Co-Manager

Wendy Casetta

Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Portfolio Statistics

	7-day current yield	7-day effective yield
Investor Class[1]	0.95%	0.96%
Average effective maturity	20 days

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	0.89%
3-year	1.41%
Since-Fund Inception (12-15-00)	1.67%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s income distributions may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

Equivalent Taxable Yields

As of 4-30-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 0.96% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	1.28%
$117,251 – 178,650	$70,351 – 146,750	28.0%	1.33%
$178,651 – 319,100	$146,751 – 319,100	33.0%	1.43%
Over $319,100	Over $319,100	35.0%	1.48%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 0.59%. As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	April 30, 2004 (Unaudited)

STRONG HERITAGE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Commercial Paper 63.4%
Alaska HFC	$10,710,000	1.08%	6/01/04	$10,700,650
Alpine Securitization Corporation (b) (i)	10,800,000	1.04	5/24/04	10,793,448
American Honda Finance Corporation (i)	7,000,000	1.02	5/05/04	6,999,603
Atlantis One Funding Corporation (b) (i)	3,432,000	1.04	5/20/04	3,430,315
	7,360,000	1.05	6/24/04	7,348,837
Barton Capital Corporation (b) (i)	9,000,000	1.03	5/07/04	8,998,970
	1,900,000	1.03	5/17/04	1,899,239
CXC, Inc.(b) (i)	4,600,000	1.03	6/04/04	4,595,789
California PCFA Environmental Improvement Revenue (i)	10,900,000	1.07	6/09/04	10,900,000
Citigroup Global Markets Holdings, Inc.	9,000,000	1.03	6/01/04	8,992,533
Compass Securitization LLC (b) (i)	7,000,000	1.03	5/07/04	6,999,199
	4,000,000	1.03	5/12/04	3,998,970
Credit Suisse First Boston USA, Inc.(b) (i)	10,700,000	1.04	5/17/04	10,695,673
Danske Corporation, Series A (i)	5,200,000	1.03	5/19/04	5,197,620
	1,500,000	1.04	6/04/04	1,498,613
Delaware Funding Corporation (b) (i)	10,000,000	1.03	5/18/04	9,995,708
Duke University	10,000,000	1.05	6/01/04	9,991,542
Erasmus Capital Corporation (b) (i)	8,012,000	1.03	5/06/04	8,011,312
	3,000,000	1.03	5/13/04	2,999,142
Eureka Securitization, Inc.(b) (i)	11,000,000	1.03	5/17/04	10,995,594
Fortis Funding LLC (b) (i)	10,800,000	1.03	5/26/04	10,792,893
General Electric Capital Corporation	3,500,000	1.04	6/15/04	3,495,652
Goldman Sachs Group LP	5,000,000	1.03	5/19/04	4,997,711
Gulf Coast Waste Disposal Authority PCR (i)	10,800,000	1.04	6/16/04	10,800,000
JP Morgan Chase & Company	10,000,000	1.05	5/03/04	10,000,000
KZH-KMS Corporation (b) (i)	11,000,000	1.04	5/18/04	10,995,233
Kittyhawk Funding Corporation (b) (i)	8,857,000	1.03	5/12/04	8,854,719
	2,019,000	1.03	5/25/04	2,017,729
Liberty Street Funding Corporation (b) (i)	11,000,000	1.04	5/11/04	10,997,458
Long Island College Hospital (i)	10,000,000	1.06	5/03/04	10,000,000
Market Street Funding Corporation (b) (i)	10,900,000	1.04	5/14/04	10,896,536
Marshall & Ilsley Corporation	11,000,000	1.03	5/28/04	10,992,132
Morgan Stanley, Dean Witter & Company	10,800,000	1.03	5/07/04	10,798,764
Nationwide Building Society	11,000,000	1.04	5/27/04	10,992,373
Nieuw Amsterdam Receivables Corporation (b) (i)	9,066,000	1.03	5/12/04	9,063,662
	1,000,000	1.04	5/03/04	1,000,000
Oakland-Alameda County, California Coliseum Authority Lease Revenue (i)	11,000,000	1.08	6/01/04	11,000,000
	11,000,000	1.09	6/09/04	11,000,000
Old Line Funding Corporation (b) (i)	2,900,000	1.03	5/10/04	2,899,419
	8,000,000	1.04	5/19/04	7,996,302
Parker Hannifin Corporation (b)	7,000,000	1.01	5/05/04	6,999,607
Purdue Research Foundation (i)	4,000,000	1.09	7/14/04	4,000,000
Rio Tinto, Ltd. (b) (i)	5,800,000	1.03	5/12/04	5,798,507
	5,029,000	1.03	5/14/04	5,027,417
Royal Bank of Scotland PLC	3,000,000	1.03	5/12/04	2,999,228
E. W. Scripps Company (b) (i)	10,000,000	1.04	5/03/04	10,000,000
Sheffield Receivables Corporation (b) (i)	10,800,000	1.03	5/20/04	10,794,747
Societe Generale North America, Inc. (i)	4,000,000	1.03	5/04/04	3,999,886
Society of New York Hospital Fund, Inc.(i)	8,869,000	1.11	6/09/04	8,858,882
Steamboat Funding Corporation (b) (i)	4,600,000	1.04	5/19/04	4,597,874
Sydney Capital, Inc.(b) (i)	10,000,000	1.03	5/10/04	9,997,997
Three Pillars Funding Corporation (b) (i)	4,000,000	1.04	5/05/04	3,999,769
	3,000,000	1.04	5/07/04	2,999,653
	2,000,000	1.04	5/14/04	1,999,364
	1,000,000	1.04	5/27/04	999,307
Thunder Bay Funding, Inc.(b) (i)	11,000,000	1.03	5/03/04	11,000,000
Ticonderoga Funding LLC (b) (i)	4,800,000	1.03	5/18/04	4,797,940
	6,096,000	1.04	5/03/04	6,096,000
Triple-A-One Funding Corporation (b) (i)	5,800,000	1.03	5/20/04	5,797,179
	5,000,000	1.04	5/12/04	4,998,700

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG HERITAGE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Tulip Funding Corporation (b) (i)	$8,170,000	1.03%	5/21/04	$8,165,792
Windmill Funding Corporation (b) (i)	11,000,000	1.03	5/07/04	10,998,741
Yale University	11,000,000	1.05	6/01/04	10,990,696
Yorkshire Building Society	7,400,000	1.03	5/04/04	7,399,787

Total Commercial Paper				467,950,413

Taxable Variable Rate Put Bonds 22.3%
Alaska HFC	10,000,000	1.00	5/06/04	9,999,850
Arbor Properties, Inc.	5,670,000	1.21	5/05/04	5,670,000
Botsford General Hospital Revenue	9,900,000	1.10	5/03/04	9,900,000
Brooks County, Georgia Development Authority IDR - Langboard, Inc. Project	5,000,000	1.10	5/06/04	5,000,000
CEI Capital LLC	7,730,000	1.10	5/06/04	7,730,000
Colorado HFA	33,510,000	1.09	5/05/04	33,510,000
Convenience Holding Company LLC	4,890,000	1.15	5/06/04	4,890,000
Cornerstone Funding Corporation I, Series 2001D	5,748,000	1.18	5/06/04	5,748,000
Cornerstone Funding Corporation I, Series 2003D	5,000,000	1.15	5/06/04	5,000,000
Cornerstone Funding Corporation I, Series 2003I	4,000,000	1.18	5/06/04	4,000,000
Denver, Colorado City and County Airport Revenue Refunding	5,100,000	1.12	5/05/04	5,100,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	10,860,000	1.15	5/06/04	10,860,000
Franklin Avenue Associates LP	5,880,000	1.15	5/03/04	5,880,000
LP Pinewood SPV LLC	6,700,000	1.10	5/06/04	6,700,000
Los Angeles, California Community Redevelopment Agency Refunding	10,000,000	1.12	5/05/04	10,000,000
New Jersey EDA EDR - MSNBC/CNBC Project	4,400,000	1.08	5/03/04	4,400,000
Sea Island Company & Sea Island Coastal Properties LLC	10,000,000	1.15	5/06/04	10,000,000
Vancouver Clinic Building LLC	6,700,000	1.12	5/06/04	6,700,000
Wake Forest University	6,150,000	1.12	5/06/04	6,150,000
Waukesha Health System, Inc.	2,800,000	1.12	5/06/04	2,800,000
Willacoochie, Georgia Development Authority PCR	4,800,000	1.12	5/06/04	4,800,000

Total Taxable Variable Rate Put Bonds				164,837,850

United States Government & Agency Issues 11.2%
FNMA Notes:
1.25%, Due 8/27/04	5,000,000	1.25	8/27/04	5,000,000
1.40%, Due 3/29/05	10,000,000	1.40	3/29/05	10,000,000
1.40%, Due 5/03/05	4,000,000	1.40	5/03/05	4,000,000
1.50%, Due 3/01/05	7,000,000	1.50	3/01/05	7,000,000
1.61%, Due 5/13/05	5,000,000	1.61	5/13/05	5,000,000
1.75%, Due 5/23/05	10,000,000	1.75	5/23/05	10,000,000
1.80%, Due 5/27/05 (e)	6,000,000	1.80	5/27/05	6,000,000
Federal Home Loan Bank Notes:
1.35%, Due 4/15/05	5,000,000	1.35	4/15/05	5,000,000
1.35%, Due 4/29/05	4,000,000	1.35	4/29/05	4,000,000
1.40%, Due 2/25/05	5,000,000	1.40	2/25/05	5,000,000
1.43%, Due 3/11/05	5,000,000	1.43	3/11/05	4,999,958
1.50%, Due 2/28/05	8,000,000	1.50	2/28/05	8,000,000
1.55%, Due 5/06/05	4,000,000	1.55	5/06/05	4,000,000
1.66%, Due 5/16/05	5,000,000	1.66	5/16/05	5,000,000

Total United States Government & Agency Issues				82,999,958

Repurchase Agreements 4.0%
ABN AMRO Inc (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $29,107,474); Collateralized by: United States Government & Agency Issues (g)	29,105,000	1.02	5/03/04	29,105,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $123,708); Collateralized by: United States Government & Agency Issues (g)	123,700	0.75	5/03/04	123,700

Total Repurchase Agreements				29,228,700

Total Investments in Securities 100.9%				745,016,921
Other Assets and Liabilities, Net (0.9%)				(6,345,401)

Net Assets 100.0%				$738,671,520

STRONG ULTRA SHORT-TERM INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 22.2%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$8,115,000	$8,411,514
Allfirst Preferred Capital Trust Subordinated Floating Rate Capital Trust Enhanced Securities, 2.64%, Due 7/15/29	5,000,000	5,171,635
Allied Waste North America, Inc. Senior Notes, Series B, 7.625%, Due 1/01/06	2,895,000	3,068,700
Altria Group, Inc. Notes, 6.375%, Due 2/01/06 (l)	1,500,000	1,573,698
Avis Group Holdings, Inc. Senior Subordinated Notes, 11.00%, Due 5/01/09	1,810,000	1,909,550
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	4,825,000	5,102,438
Cendant Corporation Notes, 6.875%, Due 8/15/06	4,535,000	4,916,675
Centerpoint Energy Corporation Notes, 8.125%, Due 7/15/05	4,825,000	5,120,898
Central Fidelity Capital Trust I Floating Rate Notes, Series A, 2.14%, Due 4/15/27	7,500,000	7,553,737
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06 (l)	5,820,000	6,274,216
Clear Channel Communications, Inc. Senior Notes, 6.00%, Due 11/01/06 (l)	14,645,000	15,589,910
Comcast Corporation Senior Notes, 8.375%, Due 11/01/05	5,775,000	6,257,623
Comcast Corporation Senior Subordinated Notes, 0.50%, Due 6/15/06	1,000,000	1,149,694
Commonwealth Bank of Australia Subordinated Yankee Floating Rate Notes, Series B, 1.745%, Due 6/01/10	7,000,000	7,048,902
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	5,235,000	5,782,911
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	3,850,000	4,251,193
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08 (l)	7,500,000	7,727,033
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 6/15/05	4,825,000	5,120,063
Deutsche Telekom International Finance BV Yankee Notes, 7.75%, Due 6/15/05	5,221,000	5,559,065
Echostar DBS Corporation Senior Notes, 10.375%, Due 10/01/07	4,820,000	5,235,725
Electronic Data System Corporation Notes, 7.125%, Due 5/15/05 (b)	4,485,000	4,661,875
European Investment Bank Yankee Notes, 3.00%, Due 6/16/08	3,840,000	3,790,802
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06 (l)	1,750,000	1,769,805
First Maryland Capital I Variable Rate Subordinated Capital Income Securities, 2.14%, Due 1/15/27	9,500,000	9,314,703
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07 (l)	13,690,000	14,526,555
France Telecom Variable Rate Yankee Notes, 8.20%, Due 3/01/06 (l)	6,680,000	7,268,575
GPU, Inc. Debentures, 7.70%, Due 12/01/05	4,690,000	5,001,613
General Electric Capital Corporation Notes, 5.375%, Due 3/15/07 (l)	28,985,000	30,730,709
General Motors Acceptance Corporation Notes, 6.75%, Due 1/15/06	9,000,000	9,533,979
HCA, Inc. Notes, 7.125%, Due 6/01/06	$5,000,000	$5,319,040
HSB Capital I Floating Rate Securities, Series B, 2.05%, Due 7/15/27	9,000,000	9,015,867
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	4,500,000	4,831,875
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	4,600,000	4,940,087
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	6,275,000	6,928,522
Huntington Capital I Variable Rate Capital Income Securities, 1.87%, Due 2/01/27	2,000,000	1,899,574
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05	4,835,000	5,113,013
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10 (l)	5,820,000	6,576,850
Lilly Del Mar, Inc. Floating Rate Capital Securities, 2.33%, Due 8/05/29 (b)	14,500,000	14,472,566
MetLife, Inc. Debentures, 3.911%, Due 5/15/05 (l)	6,675,000	6,793,601
Morgan Guaranty Trust Company Floating Rate Notes, Series C, 3.61%, Due 7/27/05 (h)	18,500,000	925,000
Morgan Stanley Notes, 5.80%, Due 4/01/07	10,500,000	11,223,240
NTC Capital I Floating Rate Bonds, 1.66%, Due 1/15/27	820,000	792,718
NTC Capital Trust II Floating Rate Capital Securities, 1.73%, Due 4/15/27	12,305,000	12,007,108
Nabisco, Inc. Notes, 6.85%, Due 6/15/05 (l)	4,800,000	5,034,955
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	7,000,000	7,521,703
Park Place Entertainment Corporation Senior Notes, 8.50%, Due 11/15/06	3,845,000	4,229,500
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	2,830,000	3,013,950
Pioneer Natural Resources Company Senior Notes, 6.50%, Due 1/15/08 (l)	6,700,000	7,275,443
Pride International, Inc. Senior Notes, 9.375%, Due 5/01/07	5,735,000	5,849,700
Raytheon Company Notes, 6.50%, Due 7/15/05	6,000,000	6,293,075
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	4,850,000	5,660,294
Star Capital Trust I Floating Rate Securities, 1.875%, Due 6/15/27	5,000,000	4,976,445
SunTrust Capital III Floating Rate Bonds, 1.82%, Due 3/15/28	4,500,000	4,422,245
TCI Communications, Inc. Senior Notes, 8.00%, Due 8/01/05	4,280,000	4,570,556
Tele-Communications, Inc. Senior Notes, 7.25%, Due 8/01/05 (l)	1,253,000	1,326,665
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	5,790,000	6,611,867
Time Warner, Inc. Notes, 7.75%, Due 6/15/05 (l)	3,245,000	3,426,542
Tricon Global Restaurants, Inc. Senior Notes, 7.45%, Due 5/15/05	5,815,000	6,116,653
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	2,677,000	3,125,323
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06 (l)	7,100,000	7,050,321

Total Corporate Bonds (Cost $389,106,077)		376,768,094

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Non-Agency Mortgage & Asset-Backed Securities 37.6%
ABN AMRO Mortgage Corporation Pass-Thru Certificates, Series 1999-2, Class I-A2, 6.30%, Due 4/25/29	$1,124,038	$1,122,634
Airplanes Pass-Thru Trust Floating Rate Subordinated Refinancing Certificates, Series 1R, Class B, 1.85%, Due 3/15/19 (h) (k)	20,193,908	3,432,964
American Housing Trust Mortgage Pass-Thru Certificates, Series IX, Class G, 8.75%, Due 6/25/21	2,938,936	2,938,117
Asset Backed Securities Corporation Home Equity Loan Trust Interest Only Asset-Backed Certificates, Series 2003-HE6, Class AIO, 4.00%, Due 11/25/33	26,797,994	825,238
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates:
Series 1995-D1, Class A1, 7.59%, Due 7/11/27	5,201,457	5,534,948
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	6,813,616	7,219,027
Banc of America Large Loan, Inc. Variable Rate Pass-Thru Certificates, Series 2003-BBA2, Class F, 2.00%, Due 11/15/15 (b)	4,516,201	4,551,660
Bank of America Commercial Mortgage, Inc. Interest Only Asset-Backed Certificates, Series 2001-PB1, Class XP, 1.7729%, Due 5/11/35 (b)	37,285,294	3,285,080
Bear Stearns Asset Backed Securities Trust Interest Only Asset-Backed Certificates, Series 2003-AC2, Class AIO, 5.00%, Due 10/25/05	20,125,000	1,081,719
Bear Stearns Structured Products, Inc. Principal Only Notes, Series 2003-2, Class A, Zero %, Due 6/25/29 (Acquired 7/11/03; Cost $7,309,175) (b) (h)	7,775,718	7,114,782
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 1.75%, Due 3/25/34	9,616,821	9,636,355
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates (b):
Series 2000-FL2, Class B, 1.45%, Due 4/15/11	4,081,692	4,074,039
Series 2000-FL2A, Class C, 1.75%, Due 4/15/11	16,425,000	16,394,203
CWMBS, Inc. Mortgage Pass-Thru Certificates, Series 2001-25, Class 2A1, 6.00%, Due 1/25/32	2,145,835	2,149,583
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-HYB1, Class 2A1, 4.7611%, Due 6/19/31	2,604,862	2,660,215
Series 2002-HYB2, Class 1-A-1, 4.7599%, Due 9/19/32	279,414	281,689
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.90%, Due 2/15/11	10,000,000	10,155,500
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.70%, Due 5/25/33	7,400,000	7,425,752
Citicorp Mortgage Securities, Inc. Real Estate Mortgage Investment Conduit Variable Rate Pass-Thru Certificates, Series 1992-7, Class A-1, 3.1077%, Due 3/25/22 (h)	$918,609	$921,264
Clydesdale CBO I, Ltd./Clydesdale CBO I, Inc. Senior Secured Floating Rate Bonds, Series 1A, ClassA1, 1.86%, Due 3/25/11 (b)	2,921,744	2,925,397
Collateralized Mortgage Obligation Trust Bonds, Series 66, Class Z, 8.00%, Due 9/20/21	1,055,829	1,060,790
Commercial Mortgage Acceptance Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-ML1, Class A-1, 6.50%, Due 12/15/30	5,954,603	6,084,810
Commercial Resecuritization Trust Floating Rate Bonds, Series 2001-ABC2, Class A2, 2.25%, Due 2/21/13 (Acquired 2/23/01 - 4/02/02; Cost $18,459,375) (b) (h)	18,500,000	18,453,750
ContiSecurities Residual Corporation ContiMortgage Net Interest Margin Notes, Series 1997-A, 7.23%, Due 7/16/28 (h)	4,917,752	1,537
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	21,722,570	22,572,487
Credit Suisse First Boston Mortgage Securities Corporation IndyMac Manufactured Housing Pass-Thru Certificates, Series 1998-1, Class A-3, 6.37%, Due 9/25/28	5,286,147	5,321,751
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Certificates, Series 2001-CKN5, Class ACP, 1.9364%, Due 9/15/34 (b)	90,200,000	7,251,043
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Pass-Thru Certificates (b):
Series 2001-CF2, Class A-CP, 1.1664%, Due 2/15/34	81,000,000	3,423,516
Series 2001-CK1, Class ACP, 1.0261%, Due 12/16/35	115,383,000	4,214,530
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2001-CK6, Class A, 0.9332%, Due 12/15/08	100,000,000	4,051,000
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 3.16%, Due 12/28/37	4,695,716	4,695,716
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Pass-Thru Certificates:
Series 2003-6, Class M1, 1.80%, Due 2/25/34	12,000,000	12,044,410
Series 2003-TF2A, Class E, 2.05%, Due 11/15/14 (b)	4,000,000	4,018,764
Series 2003-TF2A, Class F, 2.20%, Due 11/15/14 (b)	3,000,000	2,999,997
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	8,740,067	9,273,209

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
DLJ Commercial Mortgage Corporation Variable Rate Pass-Thru Certificates (b):
Series 1998-ST2A, Class A2, 1.94%, Due 11/05/08	$2,240,024	$2,239,324
Series 1998-ST2A, Class A3, 2.14%, Due 11/05/08	9,339,156	8,437,976
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates (h):
Series 1990-2, Class A, 3.4736%, Due 1/25/22	1,340,704	1,340,704
Series 1991- 3, Class A1, 3.0361%, Due 2/20/21	255,342	254,630
Deutsche Alt-A Securities, Inc. Interest Only Mortgage Pass-Thru Certificates, Series 2003-4XS, Class AIO, 4. 50%, Due 11/25/05	23,121,000	870,651
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Interest Only Pass-Thru Certificates, Series 2004-2, Class AIO, 4.50%, Due 2/25/06	24,045,000	1,142,138
Duke Funding I, Ltd. Floating Rate Bonds, Series 1A, Class A, 1.63%, Due 11/10/30 (b)	18,500,000	18,407,500
Eastman Hill Funding 1, Ltd. Interest Only Bonds, Series 1A, Class A2, 0.834%, Due 9/28/31 (h)	185,138,030	6,664,969
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	10,338,871	10,338,871
Equipment Pass-Thru Investment Certificates Trust Floating Rate Senior Certificates (b) (h):
Series 1996-1, Class B, 3.5075%, Due 9/25/09 (Acquired 7/01/96; Cost $4,843,438) (k)	4,843,438	508,561
Series 1996-1, Class C, Zero %, Due 9/25/09 (Acquired 6/28/96; Cost $1,334,684)	1,314,960	19,724
First Franklin Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2000-FF1, Class M1, 1.65%, Due 10/25/30	3,399,527	3,403,041
First Plus Home Loan Owner Trust Asset-Backed Bonds, Series 1998-3, Class A7, 6.95%, Due 5/10/24	2,067,190	2,084,266
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 1.70%, Due 11/15/07 (b)	5,000,000	5,006,050
GE Capital Commercial Mortgage Corporation Interest Only Variable Rate Pass-Thru Certificates (b):
Series 2001-1, Class X-2, 0.9536%, Due 5/15/33	140,073,600	4,958,605
Series 2001-2, Class X-2, 1.2542%, Due 8/11/33	181,365,889	8,161,465
GMAC Commercial Mortgage Securities, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.9346%, Due 4/15/34 (b)	131,400,000	4,074,513
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.27%, Due 8/16/33	9,271,347	10,007,559
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	$24,769,802	$25,263,549
GS Mortgage Securities Corporation II Variable Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-CCT, Class C, 1.70%, Due 12/15/09 (b)	5,360,000	5,329,580
GSR Mortgage Loan Trust Pass-Thru Certificates, Series 2002-1, Class A-1, 5.7451%, Due 3/25/32	2,128,820	2,130,816
Green Tree Home Equity Loan Trust Pass-Thru Certificates, Series 1999-C, Class M1, 7.77%, Due 7/15/30	5,000,000	5,228,339
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates:
Series 1998-E, Class M-1, 6.93%, Due 7/15/28	20,000,000	20,600,000
Series 1998-E, Class M-2, 7.27%, Due 6/15/28	6,500,000	6,650,371
Greenwich Capital Trust I Variable Rate Pass-Thru Certificates, Series 1991-B1, Class A, 3.1756%, Due 2/15/21 (h)	6,110,623	6,251,961
Home Equity Asset Trust Pass-Thru Certificates, Series 2003-7, Class M1, 1.77%, Due 3/25/34	8,200,000	8,216,676
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1992-8, Class E, 3.9059%, Due 6/25/24	800,188	778,067
IMPAC CMB Trust Interest Only Collateralized Asset-Backed Bonds, Series 2003-4, Class 3-A, 6.00%, Due 9/25/05	7,480,499	421,655
IMPAC Secured Assets Corporation Interest Only Mortgage Pass-Thru Certificates:
Series 2003-3, Class AIO, 5.75%, Due 1/25/06	20,000,000	1,284,365
Series 2004-1, Class AIO, 4.50%, Due 2/25/06	18,700,000	864,875
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	248,861,000	9,700,602
Juniper CBO, Ltd./Juniper CBO Corporation Floating Rate Notes, Series 2000-1, Class A-1L, 1.58%, Due 4/15/10	1,621,122	1,618,589
Merrill Lynch Credit Corporation Floating Rate Mortgage Loan Asset-Backed Pass-Thru Certificates, Series 1996-C, Class B, 2.35%, Due 9/15/21 (h)	3,233,443	2,649,402
Merrill Lynch Credit Corporation Senior Subordinated Variable Rate Mortgage Pass-Thru Certificates, Series 1995-A, Class A-5, 2.6201%, Due 6/15/20 (h)	4,080,755	4,094,194
Merrill Lynch Credit Corporation Subordinated Variable Rate Mortgage-Backed Certificates, Series 1995-S1, ClassA-1, 2.10%, Due 2/17/24 (h)	1,738,098	1,685,955
Merrill Lynch Mortgage Investors, Inc. Senior Subordinated Variable Rate Pass-Thru Certificates, Series 1993-D, Class A-2, 3.4975%, Due 1/25/50	702,544	702,399

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Morgan Stanley Capital ABS I, Inc. Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-NC10, Class M1, 1.78%, Due 9/25/33	$9,500,000	$9,532,285
Morgan Stanley Mortgage Trust Interest Only Variable Rate Collateralized Mortgage Obligation, Series 35, Class 35-2, 13,886.00%, Due 4/20/21 (h)	4,334	65,004
Oakwood Mortgage Investors, Inc. Pass-Thru Certificates Series 1996-C, Class A5, 7.35%, Due 4/15/27	4,369,812	4,555,399
Principal Residential Mortgage Capital Resources LLC Variable Rate Notes, Series 2001-1A, Class B, 2.67%, Due 3/20/06	5,000,000	4,987,900
Principal Residential Mortgage Capital Resources LLC Variable Rate Extendible Certificates, Series 2000- 1, Class B, 2.75%, Due 6/20/05	7,500,000	7,495,875
Provident CBO I, Ltd. Senior Secured Floating Rate Bonds, Series 1A, Class A1, 1.92%, Due 12/09/10 (b)	4,484,491	4,490,096
Prudential Home Mortgage Securities Company Variable Rate Mortgage Pass-Thru Certificates:
Series 1988-1, Class A, 3.625%, Due 4/25/18	95,289	96,100
Series 1995-A, Class 2B, 8.73%, Due 3/28/25	129,614	129,614
Resecuritization Mortgage Trust Variable Rate Certificates, Series 1998-B, Class A, 1.35%, Due 4/26/21 (b)	341,700	338,283
Residential Accredit Loans, Inc. Mortgage-Backed Pass-Thru Certificates, Series 2001-QS14, Class A6, 5.50%, Due 10/25/31	690,446	691,300
Residential Asset Mortgage Products, Inc. Interest Only Pass-Thru Certificates, Series 2003-RZ2, Class A-IO, 5.75%, Due 9/25/05	35,771,654	1,878,012
Residential Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 1998-KS3, Class AI7, 5.98%, Due 10/25/29	3,577,903	3,678,849
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 1.73%, Due 10/25/33	8,625,000	8,640,611
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates (b) (h):
Series 2003-C, Class B-3, 2.50%, Due 9/10/35 (Acquired 9/10/03; Cost $12,403,499)	12,403,499	12,608,932
Series 2003-C, Class B-4, 2.70%, Due 9/10/35 (Acquired 9/10/03; Cost $7,938,239)	7,938,239	8,067,236
Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Thru Certificates, Series 1998-S25, Class A-2, 6.25%, Due 10/25/13	1,433,712	1,433,712
Residential Funding Mortgage Securities II, Inc. Interest Only Home Equity Loan-Backed Notes, Series 2001-HS3, Class A, 7.25%, Due 6/25/31	$5,257,615	$11,501
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.3734%, Due 11/25/20	2,450,910	2,450,157
Sequoia Mortgage Trust Floating Rate Collateralized Mortgage Bonds, Series 2, Class A-1, 2.345%, Due 10/25/24	12,755,964	12,767,923
Sequoia Mortgage Trust Mortgage Adjustable Rate Pass-Thru Certificates, Series 8, Class 3A, 2.9743%, Due 8/20/32	12,264,168	12,444,298
South Street CBO 2000-1, Ltd./South Street CBO 2000-1 Corporation Floating Rate Notes, Series 2000-1, Class A2L, 1.70%, Due 5/30/12 (b)	16,000,000	15,547,500
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.05%, Due 4/25/33	15,000,000	15,087,000
Structured Asset Mortgage Investments, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-4, Class A-1, 9.219%, Due 10/25/24	20,948,940	22,925,996
Series 2001-4, Class A-2, 9.648%, Due 10/25/24	3,477,144	3,744,993
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 1994-C1, Class A-3, 1.78%, Due 8/25/26	109,117	109,701
Series 1998-2, Class A, 1.36%, Due 2/25/28	2,263,762	2,265,177
Series 1998-RF1, Class A, 8.7089%, Due 4/15/27 (b)	10,397,820	11,401,859
Series 1998-RF2, Class A, 8.5191%, Due 7/15/27 (b)	14,739,367	16,162,637
Series 2002-8A, Class 3-A, 5.7695%, Due 5/25/32	3,236,502	3,283,938
Series 2003-1, Class M1, 1.78%, Due 10/25/33	8,700,000	8,708,092
Series 2003-BC 10, Class M1, 1.85%, Due 10/25/33	11,000,000	11,049,844
Sutter Real Estate CBO, Ltd. Floating Rate Bonds, Series 2000-1A, Class A-1L, 1.67%, Due 12/25/35 (b)	22,150,000	21,765,836
United Mortgage Securities Corporation Mortgage Pass-Thru Certificates, Series 1993-1, Class AM, 4.5177%, Due 9/25/33 (h)	7,988,563	8,078,626
University Support Services, Inc. Variable Rate Notes, Series 1993-A, Class A3, 2.2448%, Due 8/20/08 (h)	2,261,469	2,265,800
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-7, 5.5001%, Due 4/26/32	467,940	473,167
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	3,256,976	3,296,277

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wells Fargo Mortgage Backed Securities Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2002-E, Class I-A-1, 4.6465%, Due 9/25/32	$2,025,141	$2,036,846
Wilshire Funding Corporation Adjustable Rate Mortgage-Backed Certificates (h):
Series 1996-2, Class M2, 6.3466%, Due 8/25/32	1,695,828	1,704,307
Series 1996-3, Class M3, 6.3466%, Due 8/25/32	1,495,026	1,502,501

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $658,507,605)		638,362,602

United States Government & Agency Issues 19.2%
FHLMC Adjustable Rate Participation Certificates:
5.677%, Due 4/01/32	5,489,011	5,681,034
5.891%, Due 6/01/31	1,352,493	1,386,305
6.158%, Due 1/01/29	1,714,909	1,764,753
6.161%, Due 9/01/31	1,342,081	1,383,182
6.267%, Due 10/01/31	1,402,583	1,446,413
6.285%, Due 10/01/31	283,831	292,524
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	5,135,421	5,819,073
FHLMC Participation Certificates:
5.00%, Due 5/01/06	3,545,592	3,639,580
7.00%, Due 6/01/31	2,973,127	3,151,515
7.50%, Due 12/01/11 thru 6/01/12	5,653,708	6,037,409
8.00%, Due 1/01/12 thru 1/01/13	5,476,026	5,862,821
9.00%, Due 11/01/16 thru 8/01/18	8,036,738	9,184,120
9.50%, Due 12/01/16 thru 12/01/22	7,829,331	9,012,625
10.00%, Due 11/17/21	1,161,734	1,334,755
10.50%, Due 5/01/20	1,858,855	2,152,091
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
3.387%, Due 5/01/27	2,855,294	2,950,755
5.165%, Due 5/01/32	2,407,731	2,472,045
5.479%, Due 9/01/31	907,950	931,136
5.647%, Due 7/01/33	28,535,215	29,449,164
5.813%, Due 11/01/31	3,007,718	3,120,904
5.929%, Due 6/01/32	2,126,177	2,181,597
6.079%, Due 8/01/31	1,085,032	1,121,326
6.306%, Due 10/01/31	2,911,730	3,010,770
6.744%, Due 12/01/40	6,043,779	6,217,264
7.101%, Due 2/01/30	170,295	172,417
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates:
Series 2002-W4, Class A6, 4.9598%, Due 5/25/42	8,175,253	8,532,920
Series 2003-W6, Class 6A, 4.7012%, Due 8/25/42	23,810,836	25,016,259
Series 2003-W11, Class A1, 5.3259%, Due 6/25/33	11,741,537	12,152,491
FNMA Adjustable Rate Grantor Trust, 5.3355%, Due 7/25/41	19,842,003	20,573,677
FMNA Guaranteed Mortgage Pass-Thru Certificates:
6.00%, Due 1/01/16	3,382,963	3,536,392
6.50%, Due 8/01/31	8,185,143	8,584,169
7.00%, Due 12//01/10 thru 5/01/13	5,639,764	6,027,435
7.50%, Due 12/15/09	$2,091,976	$2,216,170
8.00%, Due 3/01/13	4,053,673	4,344,138
8.50%, Due 11/01/12 thru 7/01/17	4,977,151	5,397,889
9.00%, Due 11/01/07 thru 6/01/24	11,117,448	12,531,275
9.50%, Due 12/01/09 thru 3/01/21	2,810,862	3,165,998
10.00%, Due 12/01/09 thru 3/20/18	2,336,200	2,594,873
10.25%, Due 9/01/21	1,391,369	1,600,189
10.50%, Due 10/01/14 thru 4/01/22	7,098,282	8,141,523
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
8.00%, Due 12/25/16 thru 10/25/21	8,092,171	8,791,226
8.25%, Due 5/25/22	1,020,561	1,101,816
8.75%, Due 9/25/20	469,270	506,079
9.00%, Due 3/25/20 thru 10/25/20	5,140,051	5,620,606
9.20%, Due 3/25/18	1,626,308	1,765,018
9.25%, Due 3/25/18	919,859	1,008,663
9.30%, Due 8/25/19	451,772	498,381
9.45%, Due 4/25/18	561,915	623,175
9.50%, Due 6/25/19 thru 12/25/41	16,157,782	18,273,554
9.75%, Due 3/25/20	693,105	778,250
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31 thru 8/25/41	18,313,649	20,751,654
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13 thru 6/15/33 (l)	15,495,877	16,605,670
7.50%, Due 2/15/13 (l)	5,491,140	5,902,560
8.00%, Due 1/15/13	5,067,274	5,393,350
9.00%, Due 11/15/17	1,659,988	1,881,882
9.50%, Due 11/15/17	373,314	426,714
10.00%, Due 10/20/17	1,340,399	1,530,172

Total United States Government & Agency Issues (Cost $314,016,054)		325,649,746

Municipal Bonds 0.7%
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/05	5,000,000	4,862,500
Gulf Coast Waste Disposal Authority Solid Waste Disposal Revenue - Waste Management of Texas Project, 2.85%, Due 5/01/28 (Mandatory Put at $100 on 5/01/05)	2,000,000	2,000,000
Illinois HDA Revenue - Affordable Housing Project, 8.64%, Due 12/01/21	4,340,000	4,484,175

Total Municipal Bonds (Cost $11,567,775)		11,346,675

Variable Rate Municipal Bonds 0.2%
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	3,700,000	3,709,250

Total Variable Rate Municipal Bonds (Cost $3,700,000)		3,709,250

Term Loans 0.3%
Davita, Inc. Variable Rate Term Loan B, 3.16%, Due 3/31/09	4,793,964	4,841,903

Total Term Loans (Cost $4,835,911)		4,841,903

Swap Options Purchased 0.0%
Cap on LIBOR Swap, Expires 1/22/05 at 1.34%	200,000,000	319,742

Total Swap Options Purchased (Cost $600,000)		319,742

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 21.4%
Collateral Received for Securities Lending 2.8%
Navigator Prime Portfolio	48,051,438	$48,051,438

Repurchase Agreements 9.3%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $155,913,252); Collateralized by: United States Government & Agency Issues (g)	$155,900,000	155,900,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $1,759,510); Collateralized by: United States Government & Agency Issues (g)	1,759,400	1,759,400

Total Repurchase Agreements		157,659,400
Corporate Bonds 7.8%
American Standard, Inc. Senior Notes, 7.375%, Due 4/15/05	2,000,000	2,092,500
Bausch & Lomb, Inc. Notes, 6.75%, Due 12/15/04	6,920,000	7,127,848
CE Electric UK Funding Company Senior Yankee Notes, 6.853%, Due 12/30/04 (b)	4,245,000	4,354,946
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	1,205,000	1,286,338
Daimler Chrysler North America Holding Corporation Notes, Tranche #31, 3.40%, Due 12/15/04	7,760,000	7,815,073
Walt Disney Company Notes, 7.30%, Due 2/08/05 (l)	9,280,000	9,657,427
Fort James Corporation Senior Notes, 6.625%, Due 9/15/04	4,830,000	4,902,450
General Mills Corporation Notes, 8.75%, Due 9/15/04	4,190,000	4,294,113
General Motors Acceptance Corporation Notes, 6.85%, Due 6/17/04 (l)	3,000,000	3,020,286
Kroger Company Senior Notes, 7.375%, Due 3/01/05	5,575,000	5,821,376
MGM Mirage, Inc. Senior Notes, 6.95%, Due 2/01/05	7,750,000	8,030,938
PP&L Capital Funding, Inc. Senior Notes, 7.75%, Due 4/15/05	4,825,000	5,060,807
Pulte Homes, Inc. Senior Notes, 8.375%, Due 8/15/04	4,365,000	4,419,711
Royal Bank of Scotland Group PLC Yankee Notes, 8.817%, Due 3/31/05	9,700,000	10,269,545
Safeway, Inc. Notes, 7.25%, Due 9/15/04	3,000,000	3,058,329
Safeway, Inc. Senior Notes, 6.85%, Due 9/15/04	1,250,000	1,271,731
Simon Property Group, Inc. Notes, 7.75%, Due 8/15/04 (b)	5,267,000	5,355,333
Sprint Capital Corporation Notes, 7.90%, Due 3/15/05 (l)	11,935,000	12,527,668
Time Warner, Inc. Notes, 7.975%, Due 8/15/04	4,672,000	4,754,227
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	7,500,000	7,791,960
Tyco International Group SA Yankee Notes, 5.875%, Due 11/01/04	7,725,000	7,877,846
Ultramar Diamond Shamrock Corporation Notes, 8.00%, Due 3/15/05	4,850,000	5,097,922
Waste Management, Inc. Senior Notes, 7.00%, Due 10/01/04	1,032,000	1,052,111
Weyerhauser Company Notes, 5.50%, Due 3/15/05	$5,000,000	$5,153,365

Total Corporate Bonds		132,093,850

Variable Rate Municipal Bonds 0.6%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - Palo Verde Project, 2.75%, Due 1/01/38 (Mandatory Put at $100 on 7/01/04)	5,785,000	5,783,207
Matagorda County, Texas Navigational District Number 1 PCR Refunding - AEP Texas Central Company Project, 2.35%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	5,000,000	5,000,000

Total Variable Rate Municipal Bonds		10,783,207

Non-Agency Mortgage & Asset-Backed Securities 0.8%
Aames Mortgage Trust Interest Only Pass-Thru Certificates:
Series 2001- 2, Class A, 6.00%, Due 6/25/04	7,981,875	34,921
Series 2001- 3, Class A, 6.00%, Due 9/25/04	4,908,417	89,732
Bayview Financial Acquisition Trust Asset-Backed Interest Only Variable Rate Certificates, Series 2001-D, Class A, 7.00%, Due 5/25/04 (b)	19,077,276	74,521
Centex Home Mortgage LLC Variable Rate Certificates, Series 1999-1, 3.00%, Due 9/20/04	12,000,000	11,990,640
Delta Funding Corporation Home Equity Loan Trust Interest Only Asset-Backed Certificates, Series 2001-1, 7.00%, Due 5/15/04	12,150,000	3,797
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS5, ClassA-I-IO, 4.00%, Due 2/25/05	19,605,528	427,008
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	15,909,047	556,817
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	22,664,944	793,273

Total Non-Agency Mortgage & Asset-Backed Securities		13,970,709

United States Government & Agency Issues 0.1%
FNMA Guaranteed Mortgage Pass-Thru Certificates, 9.00%, Due 10/01/04	15,090	15,290
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Interest Only Pass-Thru Certificates, 6.00%, Due 6/25/04	137,800,000	366,031
United States Treasury Bills (c):
Due 5/06/04	500,000	499,970
Due 6/17/04	200,000	199,787

Total United States Government & Agency Issues		1,081,078

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Total Short-Term Investments (Cost $362,707,867)		$363,639,682

Total Investments in Securities (Cost $1,745,041,289) 101.6%		1,724,637,694
Other Assets and Liabilities, Net (1.6%)		(26,642,162)

Net Assets 100.0%		$1,697,995,532

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
392 Five-Year U.S.Treasury Notes	6/04	$(43,095,500)	$843,584
424 Two-Year U.S.Treasury Notes	6/04	(90,119,875)	813,025

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 32.1%
Alabama 0.2%
Alabama 21st Century Authority Tobacco Settlement Revenue:
5.125%, Due 12/01/05	$225,000	$233,156
5.25%, Due 12/01/06	1,000,000	1,050,000
Shelby County, Alabama Board of Education COP, 2. 40%, Due 5/15/06	2,150,000	2,144,625

		3,427,781
Alaska 0.2%
Alaska Industrial Development and Export Authority Revenue - Providence Health System Project, 4. 00%, Due 10/01/05	1,645,000	1,696,406
North Slope Boro, Alaska GO, Zero %, Due 6/30/05 (i)	1,100,000	1,079,375

		2,775,781

Arkansas 1.0%
Fayetteville, Arkansas Sales and Use Tax Capital Improvement Revenue, 3.20%, Due 6/01/07	1,495,000	1,496,106
Little Rock, Arkansas Airport Revenue Refunding, 3.50%, Due 11/01/08 (i)	2,605,000	2,679,894
Little Rock, Arkansas Collateralized IDR - Lexicon, Inc. Project, 6.48%, Due 7/01/06 (h)	1,960,000	1,962,587
Northwest Arkansas Regional Airport Authority Airport Revenue Refunding, 4.00% Due 2/01/06 (i)	360,000	369,450
Washington County, Arkansas Sales & Use Tax Capital Improvement Revenue, 3.25%, Due 6/01/07 (i)	7,100,000	7,122,578

		13,630,615

California 6.0%
Bay Area Government Association, California Bay Area Rapid Transit Revenue, 4.875%, Due 6/15/09 (i)	6,000,000	6,019,920
California Housing Finance Agency Home Mortgage Revenue, 4.70%, Due 8/01/16 (i)	1,575,000	1,606,500
California Public Works Board Lease Revenue Refunding - California State University Project, 5.25%, Due 10/01/06	1,000,000	1,070,000
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.00%, Due 6/01/13	$9,195,000	$9,211,459
5.125%, Due 6/01/14	11,100,000	11,121,090
5.25%, Due 6/01/15	10,755,000	10,954,505
5.25%, Due 6/01/16	9,320,000	9,468,281
5.625%, Due 6/01/20	10,000,000	10,287,500
Pasadena, California Revenue - Huntington Memorial Hospital Project, 4.25%, Due 12/19/06	2,324,279	2,353,332
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.00%, Due 3/01/06	2,720,000	2,750,600
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue:
4.00%, Due 6/01/05	500,000	502,650
5.00%, Due 6/01/07	1,590,000	1,633,725
5.25%, Due 6/01/27	15,500,000	15,035,000

		82,014,562

Colorado 0.6%
Arapahoe County, Colorado SFMR - IDK Partners I Trust Pass-Thru Certificates, 5.25%, Due 11/01/19 (i)	306,088	306,670
Colorado Health Facilities Authority Revenue - Evangelical Lutheran Project, 3.05%, Due 10/01/05	1,000,000	1,016,250
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (i)	3,570,000	3,694,950
El Paso County, Colorado School District Number 020 GO, 7.15%, Due 12/15/05 (i)	1,200,000	1,270,500
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (i):
2.50%, Due 5/15/05	725,000	730,068
3.00%, Due 5/15/06	725,000	734,062

		7,752,500

Florida 0.2%
Escambia County, Florida Health Facilities Authority Revenue - Ascension Health Credit Project, 5.00%, Due 11/15/06	1,000,000	1,070,000
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 5.50%, Due 11/15/05	2,030,000	2,030,000

		3,100,000

Georgia 0.6%
Bibb County, Georgia GO, 5.25%, Due 8/01/27	8,370,000	8,450,436

Hawaii 0.1%
Hawaii Department of Budget and Finance Special Purpose Revenue - Kapiolani Health Care System Project, 6.30%, Due 7/01/08	2,000,000	2,033,720

Illinois 2.0%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.90%, Due 1/01/06 (i)	645,000	660,609
Chicago, Illinois School Finance Authority GO, 5.00%, Due 6/01/09 (i)	11,400,000	11,657,526

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chicago, Illinois Tax Increment - Near South Redevelopment Project, 5.00%, Due 11/15/06 (i)	$2,000,000	$2,112,500
Chicago, Illinois Transit Authority Capital Revenue, 5.00%, Due 6/01/07 (i)	7,500,000	7,767,450
Chicago Ridge, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 4.05%, Due 12/15/05	380,000	381,900
Coles and Clark Counties, Illinois Lake Land Community College District Number 517 GO:
3.55%, Due 12/01/05	1,400,000	1,435,000
3.55%, Due 12/01/06	300,000	308,625
Hoffman Estates, Illinois Tax Increment Capital Appreciation Revenue, Zero %, Due 5/15/05	2,600,000	2,529,046
Northern Cook County, Illinois Solid Waste Agency Contract Revenue, 5.15%, Due 5/01/06 (i) (j)	545,000	575,749

		27,428,405

Iowa 0.1%
Ames, Iowa Hospital Revenue Refunding - Mary Greeley Medical Center Project, 3.00%, Due 6/15/05 (i)	500,000	508,125
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.30%, Due 7/01/05 (h)	285,000	281,794

		789,919

Kansas 0.3%
Kansas City, Kansas Private Activity Revenue Refunding - Temple-Inland Corporation Project, 4.85%, Due 11/01/09	4,000,000	4,170,000

Louisiana 0.6%
Calcasieu Parish, Louisiana IDB PCR Refunding - Gulf States Utilities Company Project, 6.75%, Due 10/01/12	8,000,000	8,028,960

Maryland 0.1%
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Montgomery County Resource Recovery Project, 5.90%, Due 7/01/05	1,010,000	1,051,663

Massachusetts 1.6%
Massachusetts Health and EFA Revenue - Berkshire Health System Project, 4.50%, Due 10/01/05	855,000	878,512
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/05	4,930,000	5,034,763
5.25%, Due 7/01/06	3,650,000	3,823,375
5.25%, Due 7/01/07	2,750,000	2,915,000
5.875%, Due 7/01/08	1,240,000	1,345,400
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding:
Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	6,700,000	6,812,962
Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	500,000

		21,310,012

Michigan 1.0%
Huron Valley, Michigan School District Capital Appreciation GO, Zero %, Due 5/01/20 (Pre-Refunded to $37 on 5/01/06) (i)	$10,000,000	$3,525,000
Suburban Mobility Authority Regional Transportation COP, 4.90%, Due 8/15/07	9,982,523	10,219,608

		13,744,608

Mississippi 0.3%
Adams County, Mississippi PCR - International Paper Company Project, 5.625%, Due 11/15/06	2,350,000	2,381,725
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05 (c)	2,000,000	2,047,500

		4,429,225

Missouri 1.7%
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project:
3.00%, Due 8/01/13	7,500,000	7,481,250
3.875%, Due 8/01/18	5,200,000	5,148,000
Missouri Health and EFA Lease Revenue - SSM Health Care Corporation Project, 3.09%, Due 7/15/08	8,379,426	8,442,271
Missouri Higher Education Loan Authority Student Loan Revenue, 6.50%, Due 2/15/06	1,425,000	1,430,344
St. Charles, Missouri School District GO Refunding, Zero %, Due 3/01/06	850,000	818,125

		23,319,990

Nebraska 0.3%
Energy America Nebraska Natural Gas Revenue - Nebraska Public Gas Agency Project, 5.10%, Due 10/15/05 (h)	1,914,824	1,924,398
Omaha Tribe of Nebraska Public Improvements Authority GO, 7.50%, Due 6/01/09 (h)	1,765,000	1,779,950

		3,704,348
New Hampshire 0.4%
New Hampshire Health and Educational Facilities Authority Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	5,000,000	5,118,750

New Jersey 0.7%
New Jersey EDA School Facilities Construction Revenue, 5.00%, Due 9/01/06	8,750,000	9,340,625

New Mexico 0.4%
Alamogordo, New Mexico Revenue - Gerald Champion Memorial Hospital Project, 5.00%, Due 1/01/08	3,970,000	4,173,462
New Mexico Hospital Equipment Loan Council Hospital Revenue - St.Vincent’s Hospital Project, 2. 30%, Due 7/01/06 (i)	1,230,000	1,226,925

		5,400,387

New York 8.6%
Dutchess County, New York Industrial Development Agency Civic Facility Revenue Refunding - Marist College Project, 2.75%, Due 7/01/05	1,055,000	1,065,550
Long Island Power Authority Electric System Revenue, 5. 00%, Due 12/01/05	5,180,000	5,413,100

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Monroe Newpower Corporation Power Facilities Revenue, 3.30%, Due 1/01/09	$3,130,000	$3,145,650
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project:
Zero %, Due 6/01/08	8,750,000	7,284,375
5.25%, Due 6/01/08	1,000,000	1,036,250
New York, New York GO, 2.50%, Due 8/01/06	1,000,000	1,003,750
New York, New York Industrial Development Agency Civic Facility Revenue:
Polytechnic University Project, 5.125%, Due 11/01/06	1,000,000	976,250
USTA National Tennis Center Project, 6.25%, Due 11/15/06 (i)	1,750,000	1,829,887
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue (Mandatory Put at $100 on 1/01/09):
5.00%, Due 1/01/27	19,425,000	20,833,313
5.25%, Due 1/01/21	1,500,000	1,623,750
Tobacco Settlement Financing Corporation Revenue:
4.00%, Due 6/01/06	13,800,000	14,265,750
5.00%, Due 6/01/09	27,500,000	27,559,400
5.00%, Due 6/01/10	26,745,000	27,470,592
5.25%, Due 6/01/12	4,000,000	4,170,000

		117,677,617
North Dakota 0.1%
North Dakota Housing Finance Agency Revenue - Housing Finance Project, 4.60%, Due 1/01/23	1,000,000	1,013,430
Ohio 0.6%
Gateway EDC of Greater Cleveland, Ohio Excise Tax Revenue Refunding, 2.75%, Due 9/01/05 (h)	7,590,000	7,571,025
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.00%, Due 2/15/06	825,000	859,031
Ohio Department of Transportation COP - Rickenbacker Port Project, 6.125%, Due 4/15/15 (i)	150,000	150,388

		8,580,444
Oklahoma 0.2%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project:
5.00%, Due 8/01/08	1,000,000	1,011,250
7.00%, Due 8/01/13	1,445,000	1,519,056

		2,530,306
Oregon 0.3%
Klamath Falls, Oregon Intermediate Community Hospital Authority Revenue Refunding - Merle West Medical Center Project:
4.20%, Due 9/01/05	315,000	321,694
4.50%, Due 9/01/06	580,000	595,950
Oregon Health Housing Educational and Cultural Facilities Authority Revenue - Lewis and Clark College Project, 6.00%, Due 10/01/13 (i)	965,000	1,001,738
Western Lane Hospital District Oregon Hospital Facility Authority Revenue Refunding, 5.625%, Due 8/01/07 (i)	2,460,000	2,532,939

		4,452,321
Pennsylvania 0.5%
Berks County, Pennsylvania Municipal Authority College Revenue - Albright College Project, 2.75%, Due 10/01/05	$1,110,000	$1,114,162
Lancaster County, Pennsylvania GO, 4.50%, Due 11/01/05 (e) (i)	1,155,000	1,196,869
Lebanon County, Pennsylvania Health Facilities Authority Hospital Revenue - Good Samaritan Hospital Project, 3.50%, Due 11/15/07	535,000	543,694
Philadelphia, Pennsylvania Authority for IDR Refunding - Ashland Oil, Inc. Project, 5.70%, Due 6/01/05	1,000,000	1,029,220
Pittsburgh, Pennsylvania Urban Redevelopment Authority Mortgage Revenue, 5.15%, Due 4/01/21 (i)	350,000	351,953
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project:
5.50%, Due 12/01/05	1,000,000	1,053,750
5.50%, Due 12/01/06	1,500,000	1,601,250

		6,890,898
Puerto Rico 0.2%
Commonwealth of Puerto Rico GO, 5.375%, Due 7/01/05	2,995,000	3,118,544
South Carolina 0.6%
Charleston County, South Carolina Hospital Facilities Revenue - Medical Society Health Project, 5.50%, Due 10/01/05 (i) (j)	5,435,000	5,608,866
Oconee County, South Carolina PCR - Engelhard Corporation Project, 5.375%, Due 5/01/06	1,500,000	1,576,875
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,047,500

		8,233,241
South Dakota 0.0%
South Dakota EDFA EDR - Angus Project:
3.25%, Due 4/01/06	235,000	238,525
3.75%, Due 4/01/07	245,000	250,513

		489,038
Tennessee 0.8%
Tennergy Corporation Gas Revenue, 5.00%, Due 6/01/06 (i)	10,000,000	10,575,000
Texas 0.1%
Amarillo, Texas Health Facilities Corporation Hospital Revenue - Baptist St. Anthony’s Hospital Corporation Project, 5.50%, Due 1/01/06 (i)	1,525,000	1,612,687
Texas Department of Housing and Community Affairs SFMR, 5.25%, Due 9/01/14 (i)	15,000	14,968

		1,627,655
Utah 0.3%
Eagle Mountain, Utah Special Improvement District Number 98-3 Special Assessment, 5.50%, Due 12/15/08	2,467,000	2,476,350
Salt Lake City Granite School District, Utah GO, 4.60%, Due 8/15/05	463,189	463,189
Utah Finance Agency SFMR, 6.00%, Due 1/01/31	1,280,000	1,289,600

		4,229,139

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Vermont 0.0%
Vermont Housing Finance Agency SFHR, 4.00%, Due 5/01/06 (i)	$375,000	$382,031
Virgin Islands 0.1%
Virgin Islands Public Finance Authority Revenue, 6.00%, Due 10/01/05	1,140,000	1,184,175
Virginia 0.3%
Lunenburg County, Virginia GO, 3.50%, Due 2/01/06	4,000,000	4,017,280

Washington 0.6%
Seattle, Washington Museum Development Authority Special Obligation Revenue Refunding, 6.40%, Due 7/01/24	7,310,000	7,364,898
Washington Public Power Supply System Nuclear Project Number 3 Revenue Refunding, Zero%, Due 7/01/06 (i)	750,000	715,312

		8,080,210
Wisconsin 0.4%
Badger Tobacco Asset Securitization Corporation Revenue:
5.50%, Due 6/01/05	2,000,000	2,031,960
5.50%, Due 6/01/06	680,000	697,000
Wisconsin Health and EFA Revenue:
Froedtert and Community Health Obligated Group Project, 5.125%, Due 10/01/06	1,300,000	1,376,375
Meriter Hospital, Inc. Project, 6.00%, Due 12/01/06	1,155,000	1,196,869
Wisconsin Housing and EDA EDR, 3.60%, Due 5/01/05 (i)	770,000	781,019

		6,083,223

Total Municipal Bonds (Cost $440,418,494)		440,186,839

Variable Rate Municipal Bonds 14.6%
Arizona 0.1%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - El Paso Electric Company Project, 6.25%, Due 5/01/37 (Putable at $100 and Rate Reset Effective 8/01/05)	2,000,000	2,082,500
Arkansas 0.0%
Pope County, Arkansas Revenue Refunding - Entergy Arkansas, Inc. Project, 5.05%, Due 9/01/28 (Mandatory Put at $100 on 9/01/05)	525,000	533,531
California 1.1%
California Statewide Communities Development Authority Revenue - Kaiser Permanente Project, 2.30%, Due 4/01/33 (Mandatory Put at $100 on 5/01/07)	15,000,000	14,793,750
Colorado 2.3%
Adams County, Colorado MFHR Refunding - Brittany Station Project, 5.40%, Due 9/01/25 (Mandatory Put at $100 on 9/01/05) (c) (i)	3,300,000	3,436,125
Denver, Colorado City and County MFHR Refunding - The Seasons Apartments Project, 2.74%, Due 10/15/08 (Rate Reset Effective 5/13/04)	$27,600,000	$27,943,068

		31,379,193
Illinois 1.2%
Eureka, Illinois Educational Facilities Revenue - Eureka College Project, 5.95%, Due 1/01/19 (Putable at $100 on 6/23/04)	3,330,000	3,317,512
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Mandatory Put at $100 on 12/01/06) (i)	12,000,000	12,495,000

		15,812,512
Indiana 0.6%
Indiana DFA PCR Refunding - Southern Gas and Electric Project (Putable at $100 on 3/01/06):
4.75%, Due 3/01/25	6,880,000	7,146,600
5.00%, Due 3/01/30	1,000,000	1,033,750

		8,180,350
Kentucky 0.0%
Covington, Kentucky IBR Refunding and Improvement - Allen and Allen Project, 4.25%, Due 9/01/16 (Putable at $100 on 9/01/06) (i)	145,000	148,806
Louisiana 3.2%
Louisiana Public Facilities Authority MFHR Refunding - Whitten Foundation Project (Putable at $100 on 6/01/07 Subject to Remarketing) (h):
2.35%, Due 8/01/32	35,000,000	34,990,900
3.00%, Due 8/01/32	19,315,000	4,249,300
St.Charles Parish, Louisiana PCR Refunding, 4.90%, Due 6/01/30 (Mandatory Put at $100 on 6/01/05)	4,000,000	4,097,000

		43,337,200
Massachusetts 0.3%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (i)	3,840,000	3,969,600
Michigan 0.1%
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.20%, Due 11/15/33 (Mandatory Put at $100 on 11/15/05)	1,725,000	1,817,719
Mississippi 0.3%
Mississippi Business Finance Corporation Solid Waste Disposal Revenue - Waste Management Project, 2.30%, Due 3/01/27 (Mandatory Put at $100 on 3/01/06)	4,500,000	4,426,875
New York 0.2%
New York Dormitory Authority Revenue - Senior Communities, Inc. Project, 5.70%, Due 7/01/29 (Mandatory Put at $100 on 5/13/05) (i)	2,100,000	2,179,317

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ohio 0.4%
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	$2,850,000	$2,853,563
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	3,050,000	3,057,625

		5,911,188

Pennsylvania 0.1%
Dauphin County, Pennsylvania General Authority Revenue, 1.80%, Due 6/01/26 (Mandatory Put at $100 on 6/01/05)	2,000,000	2,000,000

Puerto Rico 1.9%
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation, 1.74%, 10/01/40 (Rate Reset Effective 5/12/04) (i) (j)	25,365,000	25,365,000

South Dakota 0.5%
Sioux Falls, South Dakota EDR Refunding - City Centre Hotel Corporation Project, 7.00%, Due 11/01/16 (Rate Reset Effective 6/01/04)	6,735,665	6,735,665

Texas 1.1%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	2,500,000	2,606,250
Brazos River Authority PCR Refunding - Texas Utilities Electric Company Project, 3.00%, Due 5/01/29 (Mandatory Put at $100 on 5/01/05)	5,000,000	5,005,800
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	7,300,000	7,546,375

		15,158,425

West Virginia 0.5%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	7,000,000	6,973,750
Wisconsin 0.3%
Milwaukee, Wisconsin IDR - Air Wisconsin Airlines Corporation Project, 2.50%, Due 11/01/33 (Mandatory Put at $100 on 5/01/06) (i)	4,275,000	4,242,938
Multiple States 0.4%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass - Thru Trust, 3.375%, Due 11/01/08 (i)	5,000,000	4,962,500

Total Variable Rate Municipal Bonds (Cost $212,047,733)		200,010,819

Short-Term Investments (a) 51.1%
Municipal Bonds 19.1%
Alabama 0.9%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 3.875%, Due 11/15/28 (Mandatory Put at $100 on 7/01/04)	$12,580,000	$12,582,264

Alaska 0.2%
Alaska Industrial Development and Export Authority Revenue - Providence Health System Project, 3.00%, Due 10/01/04	2,500,000	2,514,475

California 0.1%
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 4.00%, Due 6/01/04	795,000	795,461

Colorado 0.0%
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project, 2.00%, Due 5/15/04 (i)	605,000	605,067

Illinois 2.2%
Illinois DFA Revenue Refunding - Olin Corporation Project, 4.50%, Due 6/01/04	3,500,000	3,500,105
Kane, McHenry, Cook and DeKalb Counties, Illinois Community Unit School District Number 300 GO Lease Secured COP - School Building Project, 6.90%, Due 12/01/04	310,000	319,315
Lake County, Grayslake, Illinois Community Consolidated School District Number 46 Tax Anticipation Warrants, 2.45%, Due 9/30/04	5,000,000	5,017,206
McHenry and Kane Counties, Illinois Community Consolidated School District Number 158 Tax Anticipation Warrants, 2.10%, Due 9/30/04	3,000,000	3,008,820
Will County, Illinois Community Unified School District Number 201 - U Crete - Monee Educational Purpose TAN, 1.875%, Due 11/01/04	7,200,000	7,200,000
Winnebago and Boone Counties, Illinois School District Number 205 TAN, 2.28%, Due 10/29/04	2,500,000	2,511,296
Winnebago and Boone Counties, Illinois School District Number 205 Tax Anticipation Warrants, 2.27%, Due 10/28/04	9,000,000	9,034,200

		30,590,942
Indiana 0.3%
De Kalb, Indiana Central Building Corporation First Mortgage Revenue, 5.00%, Due 2/01/05	990,000	1,006,563
Gary, Indiana Sanitary District Refunding, 2.50%, Due 2/01/05 (i)	1,055,000	1,060,929
Lawrence, Indiana BAN, 3.00%, Due 7/01/04	1,425,000	1,428,591

		3,496,083

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Iowa 0.0%
Oskaloosa, Iowa Community School District Local Option Sales and Services Tax Revenue (i):
2.00%, Due 7/01/04	$285,000	$285,177
2.00%, Due 1/01/05	290,000	290,847

		576,024
Kansas 0.2%
Kansas State Independent College Finance Authority RAN:
3.30%, Due 5/01/04	800,000	800,000
3.75%, Due 5/01/04	1,600,000	1,599,968

		2,399,968
Kentucky 0.4%
Newport, Kentucky BAN, 2.41%, Due 12/01/04	4,500,000	4,500,810
University of Louisville Revenue Refunding - Consolidated Educational Building Project, 3.00%, Due 5/01/04 (i)	1,000,000	1,000,000

		5,500,810
Louisiana 0.0%
Louisiana Agricultural Finance Authority Revenue - La Pacific Corporation Project, 5.20%, Due 5/01/04 (i)	340,000	340,000
Louisiana Health and Education Authority Revenue Refunding - Lambeth House, Inc. Project, 5.25%, Due 1/01/05	305,000	305,756

		645,756
Massachusetts 2.7%
Brockton, Massachusetts Area Transit Authority RAN, 2.50%, Due 8/05/04	7,250,000	7,259,131
Cape Ann, Massachusetts Transit Authority RAN, 1.75%, Due 7/16/04	1,469,000	1,468,809
Cape Cod, Massachusetts Regional Transit Authority RAN, 2.00%, Due 7/29/04	6,657,000	6,660,861
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.00%, Due 7/01/04	1,000,000	1,003,520
Pioneer Valley Transit Authority RAN, 2.40%, Due 8/06/04	20,100,000	20,141,205

		36,533,526
Michigan 0.1%
Michigan Hospital Finance Authority Revenue - Henry Ford Health System Project, 5.00%, Due 3/01/05	1,000,000	1,029,310
Mississippi 0.2%
Mississippi Higher Education Assistance Corporation Student Loan Revenue, 5.60%, Due 9/01/04	2,750,000	2,788,720
Missouri 0.4%
Missouri COP - Acute Care Psychiatric Hospital Project, 5.20%, Due 10/15/04	1,000,000	1,016,630
Missouri Development Finance Board Infrastructure Facilities Revenue - Branson Project, 4.00%, Due 12/01/04	2,000,000	2,022,620
Missouri Health & EFA RAN,
3.00%, Due 4/22/05	2,500,000	2,516,225

		5,555,475
New Hampshire 1.1%
New Hampshire Business Finance Authority PCR Refunding, 2.05%, Due 7/01/27 (Mandatory Put at $100 on 2/01/05)	9,000,000	9,029,520

New Hampshire Health and EFA RAN - Colby College Project, 2.50%, Due 4/28/05:
Series B	$2,000,000	$2,013,280
Series E	1,600,000	1,610,624
Series F	2,645,000	2,662,563

		15,315,987
New Jersey 0.1%
New Jersey Lease Revenue Master Lease Purchase, 5.137%, Due 6/01/04	1,352,978	1,356,171
New Mexico 0.1%
Torrance, Etc. Counties, Moriarty, New Mexico Municipal School District Number 8 BAN, 1.75%, Due 10/01/04	1,600,000	1,600,000
New York 2.9%
Albany, New York City School District BAN, 3.50%, Due 11/12/04	10,000,000	10,025,592
Dutchess County, New York Industrial Development Agency Civic Facility Revenue Refunding - Marist College Project, 2.60%, Due 7/01/04	1,005,000	1,006,126
New York, New York GO, 5.625%, Due 4/15/05 (i)	275,000	286,366
New York, New York Industrial Development Agency Civic Facility Revenue - Polytechnic University Project, 5.00%, Due 11/01/04	1,380,000	1,388,804
Spencer Van Etten Central School District BAN, 2.50%, Due 6/17/04	16,300,000	16,326,406
Utica, New York City School District RAN, 2.00%, Due 6/25/04	10,000,000	10,004,000

		39,037,294
North Carolina 0.3%
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue:
3.00%, Due 1/01/05	1,320,000	1,329,306
5.00%, Due 1/01/05	2,075,000	2,116,521

		3,445,827
Ohio 1.0%
East Palestine, Ohio City School District BAN, 2.00%, Due 8/05/04	3,897,000	3,903,781
Eastlake, Ohio BAN, 2.50%, Due 12/02/04	2,415,000	2,423,018
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.00%, Due 2/15/05	1,000,000	1,023,560
Lorain, Ohio Improvement GO, 2.75%, Due 3/17/05	2,000,000	2,003,820
Monroe, Ohio BAN, 2.16%, Due 8/25/04	3,925,000	3,936,304
Rickenbacker, Ohio Port Authority Capital Funding Revenue, 3.90%, Due 5/01/04 (i)	300,000	300,000
Youngstown, Ohio City School District Energy Conservation Measures, 6.80%, Due 3/15/05	740,000	766,588

		14,357,071
Pennsylvania 0.4%
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project, 5.50%, Due 11/01/04	2,500,000	2,506,050
National Pike, Pennsylvania Water Authority Notes, 1.75%, Due 3/01/05	1,000,000	1,000,370

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Philadelphia, Pennsylvania Municipal Authority Equipment Revenue, 5.297%, Due 10/01/04 (i)	$1,523,851	$1,531,852
West Greene, Pennsylvania School District TRAN, 1.50%, Due 6/30/04	993,800	994,038

		6,032,310
Puerto Rico 0.0%
Commonwealth of Puerto Rico Tax-Exempt Lease Certificates, 5.35%, Due 7/15/04 (h) (k)	732,263	241,647
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G.Mendez University System Project, 5.00%, Due 2/01/05	325,000	332,348

		573,995
South Carolina 0.1%
South Carolina Ports Authority Ports Revenue, 7.60%, Due 7/01/04 (i) (j)	1,380,000	1,393,317
South Dakota 0.0%
South Dakota EDFA EDR - Angus Project, 3.00%, Due 4/01/05	230,000	232,923
Tennessee 1.0%
Tennessee Energy Acquisition Corporation Gas Revenue, 2.50%, Due 6/30/04	13,000,000	13,005,070
Texas 3.6%
Brazos, Texas Higher Education Authority, Inc. Student Loan Revenue Refunding, 5.70%, Due 6/01/04	795,000	796,248
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	45,000,000	45,048,150
Falcons Lair, Texas Utility and Reclamation District COP, 6.25%, Due 10/15/04 (h) (k)	500,000	125,000
Harris County, Texas Health Facilities Development Corporation Hospital Revenue - Memorial Hospital System Project, 7.125%, Due 6/01/15 (Pre-Refunded to $100 on 6/01/04)	2,720,000	2,731,968
Wilmer-Hutchins, Texas Independent School District Tax and Revenue Notes Refunding, 5.00%, Due 3/01/05	500,000	508,101

		49,209,467
Utah 0.0%
Jordan, Utah School District - School Fitness Equipment, 4.75%, Due 2/28/05	292,183	294,935
Vermont 0.1%
Vermont Student Assistance Corporation Education Loan Revenue Refunding, 6.40%, Due 6/15/04 (i)	1,415,000	1,421,580
Virgin Islands 0.3%
Virgin Islands Public Finance Authority Revenue, 5.50%, Due 10/01/04	4,000,000	4,057,800
Washington 0.3%
Fife, Washington Local Improvement District BAN Number 98-2, 3.15%, Due 7/01/04	3,500,000	3,505,390
Wisconsin 0.1%
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 4.50%, Due 12/01/04	$830,000	$833,005
Milwaukee, Wisconsin Redevelopment Authority Lease Revenue - Pabst Theater Project, 3.50%, Due 9/01/04	280,000	282,005

		1,115,010

Total Municipal Bonds		261,568,028

Variable Rate Municipal Bonds 32.0%
Alabama 1.2%
Birmingham, Alabama Baptist Medical Center Special Care Facilities Financing Authority Revenue - Baptist Health System Project, 2.24%, Due 11/15/16 (Mandatory Put at $100 on 7/01/04)	15,780,000	15,780,000
Arizona 1.5%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding:
Palo Verde Project, 2.75%, Due 1/01/38 (Mandatory Put at $100 on 7/01/04)	4,500,000	4,498,605
Public Service Company Project, 1.95%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	15,500,000	15,568,045

		20,066,650
California 2.7%
California GO, 1.95%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 2/10/05)	5,000,000	4,993,900
California PCFA Solid Waste Disposal Revenue - Republic Services, Inc. Project, 2.00%, Due 12/01/33 (Mandatory Put at $100 on 12/01/04)	4,000,000	3,999,080
California Statewide Communities Development Authority COP (i):
Eskaton Properties, Inc. Project, 1.90%, Due 5/15/29 (Putable at $100 and Rate Reset Effective 5/06/04)	18,050,000	18,050,000
Retirement Housing Foundation Project, 1.90%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 5/26/04)	9,650,000	9,650,000

		36,692,980
Colorado 0.2%
Colorado Health Facilities Authority Revenue EXTRAS - Baptist Home Association of the Rocky Mountains, Inc. Project, 7.50%, Due 8/15/27 (Putable at $100 Subject to Remarketing and Rate Reset Effective 8/15/04)	3,000,000	2,999,550
Florida 1.0%
Brevard County, Florida Health Facilities Authority Revenue Refunding - Retirement Housing Foundation Project, 1.90%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 5/26/04) (i)	4,500,000	4,500,000
Volusia County, Florida IDA Revenue Refunding, 1.90%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 5/26/04) (i)	8,750,000	8,750,000

		13,250,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Georgia 1.2%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project, 1.15%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 5/21/04)	$1,347,000	$1,347,000
Jefferson, Georgia Development Authority IDR - Sumitomo Plastics America, Inc. Project, 2.60%, Due 5/01/08 (Putable at $100 and Rate Reset Effective 5/12/04) (i)	5,000,000	5,000,000
Marietta, Georgia Authority MFHR Refunding - Wood Knoll Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	4,965,000	4,983,470
Thomaston-Upson County, Georgia IDA IDR - Yamaha Music Manufacturing Project, 3.59%, Due 8/01/18 (Putable at $100 and Rate Reset Effective 5/13/04) (i)	5,000,000	5,000,000

		16,330,470
Illinois 6.6%
Illinois DFA IDR - 164 North Wacker Drive Project, 1.15%, Due 12/01/15 (Putable at $100 and Rate Reset Effective 6/01/04) (i)	620,000	620,000
Illinois DFA PCR Refunding - Illinois Power Company Project (i):
1.40%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 5/11/04)	71,335,000	71,335,000
1.55%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 5/17/04)	16,685,000	16,685,000
Salem, Illinois IDR - Americana Building Products Project, 2.28%, Due 4/01/17 (Putable at $100 and Rate Reset Effective 5/13/04) (i)	1,760,000	1,760,000

		90,400,000
Indiana 1.9%
Anderson, Indiana MFHR - Cross Lakes Apartments Project, 5.50%, Due 7/01/33 (Putable at $100 on 7/01/04 Subject to Remarketing) (h)	8,080,000	6,979,100
Clarksville Industry Revenue Refunding - Retirement Housing Foundation Project, 1.90%, Due 12/01/25 (Putable at $100 and Rate Reset Effective 5/26/04) (i)	4,200,000	4,200,000
Indiana DFA Solid Waste Disposal Revenue - Waste Management, Inc. Project, 2.70%, Due 10/01/31 (Mandatory Put at $100 on 10/01/04)	1,000,000	1,001,250
Indianapolis, Indiana MFHR - Covered Bridge Project, 5.50%, Due 4/01/30 (Putable at $100 on 4/01/05 Subject to Remarketing) (h)	9,465,000	8,624,981
Warrick County, Indiana PCR - Southern Indiana Gas and Electric Project, 4.30%, Due 7/01/15 (Mandatory Put at $100 on 7/01/04)	5,025,000	5,047,210

		25,852,541
Kansas 0.4%
La Cygne, Kansas Environmental Improvement Revenue Refunding - Kansas City Power and Light Company Project, 3.90%, Due 3/01/18 (Mandatory Put at $100 on 9/01/04)	5,040,000	5,082,890
Kentucky 0.6%
Hopkinsville, Kentucky IDR - Douglas Autotech Corporation Project, 4.00%, Due 4/01/15 (Putable at $100 and Rate Reset Effective 5/12/04) (i)	$6,900,000	$6,900,000
Kentucky EDFA Revenue Refunding - Retirement Housing Foundation Project, 1.90%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 5/26/04) (i)	1,550,000	1,550,000

		8,450,000
Louisiana 0.7%
Calcasieu Parish, Louisiana Memorial Hospital Service District Hospital Revenue - Lake Charles Memorial Hospital Project, 2.25%, Due 12/01/18 (Putable at $100 and Rate Reset Effective 6/02/04) (i)	10,155,000	10,155,000

Massachusetts 0.0%
Massachusetts Health and EFA Revenue, 1.00%, Due 7/01/23 (Putable at $100 and Rate Reset Effective 6/02/04) (i)	300,000	300,000

Michigan 0.2%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.15%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 5/06/04) (i)	500,000	500,000
Michigan Strategic Fund Exempt Facilities Revenue - Waste Management, Inc. Project, 4.20%, Due 8/01/27 (Mandatory Put at $100 on 8/01/04)	1,500,000	1,507,500
Michigan Strategic Fund Limited Obligation Revenue Refunding - Porter Hills Project, 1.15%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 5/06/04) (i)	625,000	625,000

		2,632,500
Minnesota 0.5%
Burnsville, Minnesota Housing Revenue - Provence LLC Project, 1.34%, Due 1/01/45 (Putable at $100 and Rate Reset Effective 5/10/04) (i)	130,000	130,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 1.40%, Due 11/01/26 (Putable at $100 and Rate Reset Effective 5/10/04)	180,000	180,000
Eagan, Minnesota MFHR, 1.14%, Due 12/01/29 (Putable at $100 And Rate Reset Effective 5/10/04) (i)	100,000	100,000
Edina, Minnesota MFMR Refunding - Vernon Terrace Project, 1.85%, Due 7/01/25 (Putable at $100 and Rate Reset Effective 5/13/04)	5,515,000	5,515,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project, 1.32%, Due 7/01/21 (Putable at $100 and Rate Reset Effective 5/10/04) (i)	165,000	165,000
Minneapolis & St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue, 1.15%, Due 1/01/25 (Putable at $100 and Rate Reset Effective 5/10/04) (i)	100,000	100,000

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Minnesota Housing Finance Agency, 1.35%, Due 1/01/09 (Putable at $100 and Rate Reset Effective 5/10/04)	$80,000	$80,000

		6,270,000
Missouri 0.1%
Jefferson County, Missouri IDA Industrial Revenue Refunding - Festus Manor Nursing Home Project, 1.99%, Due 5/01/13 (Putable at $100 and Rate Reset Effective 5/12/04) (i)	1,220,000	1,220,000
New Jersey 0.8%
New Jersey EDA Senior Mortgage Revenue Refunding EXTRAS - Arbor Glen of Bridgewater Project, 5.375%, Due 5/15/32 (Putable at $100 Subject to Remarketing and Rate Reset Effective 5/15/04)	11,000,000	11,000,000
New Mexico 2.0%
Farmington, New Mexico PCR Refunding - San Juan Project, 2.75%, Due 4/01/33 (Mandatory Put at $100 on 4/01/06)	10,000,000	9,950,000
Pueblo of Sandia, New Mexico Revenue, 3.09%, Due 3/01/15 (Putable at $100 and Rate Reset Effective 5/13/04)	18,045,000	18,045,000

		27,995,000
New York 0.2%
New York Environmental Facilities Corporation Solid Waste Disposal Revenue - Waste Management Project, 4.00%, Due 5/01/12 (Mandatory Put at $100 on 5/01/04)	3,000,000	3,000,000
North Carolina 0.3%
Martin County, North Carolina Industrial Facilities and PCFA Revenue Refunding - Weyerhaeuser Company Project, 1.93%, Due 6/01/21 (Putable at $100 and Rate Reset Effective 5/10/04)	4,000,000	4,000,000
Ohio 1.0%
Mentor, Ohio IDR - Arrow Machine Company, Ltd. Project, 2.44%, Due 5/01/18 (Putable at $100 and Rate Reset Effective 5/10/04) (i)	1,615,000	1,615,000
Ohio Air Quality Development Authority PCR Refunding - Pennsylvania Power Company Project, 2.50%, Due 1/01/29 (Mandatory Put at $100 on 7/01/04)	2,000,000	1,999,740
Ohio Air Quality Development Authority Revenue Refunding - Toledo Edison Company Project, 2.20%, Due 4/01/24 (Mandatory Put at $100 on 10/01/04)	10,000,000	9,990,500

		13,605,240
Oklahoma 0.4%
Tulsa, Oklahoma Industrial Authority Revenue - St. Johns Physicians Project, 1.90%, Due 11/01/14 (Mandatory Put at $100 on 5/01/04) (e)	6,030,000	6,030,000
Oregon 0.3%
Oregon EDR - Toyo Tanso USA, Inc. Project, 3.59%, Due 2/01/12 (Putable at $100 and Rate Reset Effective 5/13/04) (i)	3,000,000	3,000,000
Port of Portland, Oregon Terminal Facilities Revenue - Union Pacific Railroad Company Project, 2.55%, Due 12/01/06 (Putable at $100 and Rate Reset Effective 12/01/04)	$1,500,000	$1,500,000

		4,500,000
Pennsylvania 3.8%
Dauphin County, Pennsylvania General Authority GO, 1.30%, Due 6/01/26 (Mandatory Put at $100 on 6/01/04)	28,765,000	28,762,699
Dauphin County, Pennsylvania General Authority Revenue, 1.65%, Due 6/01/26 (Mandatory Put at $100 on 6/01/04)	1,000,000	1,000,000
Montgomery County, Pennsylvania IDA PCR Refunding - Peco Energy Company, 5.20%, Due 10/01/30 (Mandatory Put at $100 on 10/01/04)	6,750,000	6,850,170
Pennsylvania Housing Finance Agency SFMR, 1.61%, Due 6/01/08 (Putable at $100 and Rate Reset Effective 5/12/04) (i)	15,000,000	15,000,000

		51,612,869
Puerto Rico 0.0%
Commonwealth of Puerto Rico Department of Corrections Leases, 6.41%, Due 6/09/04 (h) (k)	251,614	251,390
Commonwealth of Puerto Rico Department of Family Services Leases, 6.41%, Due 8/02/04 (h) (k)	267,963	267,403
Commonwealth of Puerto Rico Leases - Sugar Corporation Project, 6.43%, Due 11/30/04 (h) (k)	681,578	7

		518,800
South Carolina 0.5%
York County, South Carolina PCR Refunding - Duke Power Company Project, 1.80%, Due 8/01/14 (Putable at $100 and Rate Reset Effective 5/07/04)	7,350,000	7,350,000
South Dakota 0.2%
Aberdeen, South Dakota EDR - Presentation College Project, 2.35%, Due 5/01/29 (Putable at $100 and Rate Reset Effective 11/01/04) (i)	2,725,000	2,725,000
Tennessee 1.3%
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.35%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 7/31/04) (i)	1,000,000	1,000,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDR - Waste Management, Inc. Project, 4.10%, Due 8/01/31 (Mandatory Put at $100 on 8/01/04)	3,500,000	3,517,500
Shelby County, Tennessee Health, Educational and Housing Facilities Board Revenue Refunding - Arbors of Germantown Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	12,800,000	12,847,488

		17,364,988
Texas 1.9%
Ivy Walk Apartments Trust Variable Rate Pass-Thru Certificates, 5.50%, Due 3/01/07 (Putable at $100 on 9/01/04 Subject to Remarketing) (f) (h)	6,395,000	4,796,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Lubbock, Texas Health Facilities Development Corporation First Mortgage Revenue - Carillon, Inc. Project, 5.75%, Due 7/01/29 (Putable at $100 on 7/01/04 Subject to Remarketing) (h) (k)	$1,295,000	$971,250
Matagorda County, Texas Navigational District Number 1 PCR Refunding - AEP Texas Central Company Project, 2.15%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	8,500,000	8,500,000
Tarrant County, Texas HFC MFHR - Windrush Project, 6.00%, Due 10/01/34 (Putable at $100 on 10/01/04 Subject to Remarketing) (h)	3,780,000	2,981,475
Texarkana, Texas HFC MFHR - Tanglewood Terrace Apartments Project, 5.50%, Due 6/01/29 (Putable at $100 on 6/01/04 Subject to Remarketing) (f) (h)	4,215,000	2,570,855
Waller County, Texas IDC IDR - McKesson Water Products Projects, 2.19%, Due 10/30/26 (Putable at $100 and Rate Reset Effective 5/12/04)	6,000,000	6,000,000

		25,819,830
Washington 0.2%
Yakima, Washington Housing Authority Revenue - Klickitat Valley Hospital Project, 2.10%, Due 10/01/23 (Putable at $100 and Rate Reset Effective 5/13/04) (i)	3,215,000	3,215,000
Wyoming 0.3%
Albany County, Wyoming PCR - Union Pacific Railroad Company Project, 2.55%, Due 12/01/15 (Putable at $100 and Rate Reset Effective 12/01/04)	850,000	849,949
Gillette, Wyoming Environmental Improvement Revenue - Black Hills Power and Light Company Project, 2.93%, Due 6/01/24 (Putable at $100 and Rate Reset Effective 5/10/04)	$2,855,000	$2,855,000

		3,704,949

Total Variable Rate Municipal Bonds		437,924,257

Total Short-Term Investments (Cost $707,020,743)		699,492,285

Total Investments in Securities (Cost $1,359,486,970) 97.8%		1,339,689,943
Other Assets and Liabilities, Net 2.2%		29,946,863

Net Assets 100.0%		$1,369,636,806

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
100 Five - Year U.S. Treasury Notes	6/04	($10,993,750)	$313,906
775 Two - Year U.S. Treasury Notes	6/04	(164,723,829)	1,448,854

SWAPS

Open Swap contracts at April 30, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Credit Protection*	7,000,000	0.48%	$7,000,000	$418

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Variable Rate Put Bonds 93.8%
Colorado 3.9%
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (i)	$745,000	1.79%	5/10/04	$745,000
Florida 83.9%
Broward County, Florida HFA MFHR (i)	195,000	1.11	5/10/04	195,000
Broward County, Florida HFA MFHR - Sanctuary Cove Apartments Project (i)	265,000	1.14	5/10/04	265,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project (i)	370,000	1.09	5/10/04	370,000
Dade County, Florida IDA Exempt Facilities Revenue Refunding - Florida Power & Light Company Project	740,000	1.11	5/04/04	740,000
Dade County, Florida IDA IDR (i):
Dolphins Stadium Project (e)	750,000	1.08	5/10/04	750,000
U.S. Holdings, Inc. Project	750,000	1.27	5/10/04	750,000
Escambia County, Florida HFA SFMR (i)	925,000	1.18	5/10/04	925,000
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (i)	1,540,000	1.23	5/04/04	1,540,000
Florida HFA (i)	1,440,000	1.16	5/10/04	1,440,000
Florida HFC MFHR - Stone Harbor Apartments Project (i)	710,000	1.12	5/10/04	710,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project (i)	900,000	1.26	5/10/04	900,000
Hillsborough County, Florida IDA IDR - Seaboard Tampa Terminals Project (i)	500,000	1.30	5/10/04	500,000
Jackson County, Florida PCR Refunding - Gulf Power Company Project	1,650,000	1.15	5/04/04	1,650,000
Jacksonville, Florida Economic Development Commission IDR (i):
STI Project	2,735,000	1.20	5/10/04	2,735,000
Tremron Jacksonville Project	1,060,000	1.22	5/10/04	1,060,000
Orange County, Florida Health Facilities Authority Revenue (i)	455,000	1.09	5/10/04	455,000
Sarasota County, Florida Utility Systems Revenue (i)	900,000	1.13	5/10/04	900,000

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Volusia County, Florida HFA MFHR - Sun Pointe Apartments Project (i)	$175,000	1.10%	5/10/04	$175,000

				16,060,000
Illinois 4.7%
Lakemoor, Illinois MFHR (i)	900,000	1.24	5/10/04	900,000

Texas 1.3%
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project	255,000	1.13	5/04/04	255,000

Total Variable Rate Put Bonds 93.8%				17,960,000

Total Investments in Securities 93.8%				17,960,000
Other Assets and Liabilities, Net 6.2%				1,186,876

Net Assets 100.0%				$19,146,876

STRONG MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Commercial Paper 62.4%
Alaska HFC	$15,455,000	1.08%	6/01/04	$15,441,546
Alpine Securitization Corporation (b) (i)	18,400,000	1.04	5/24/04	18,388,837
American Honda Finance Corporation (i)	18,000,000	1.02	5/05/04	17,998,980
Atlantis One Funding Corporation (b) (i)	5,750,000	1.03	5/27/04	5,746,052
	12,340,000	1.05	6/24/04	12,321,284
Barton Capital Corporation (b) (i)	7,000,000	1.03	5/06/04	6,999,399
	8,046,000	1.03	5/07/04	8,045,079
	2,100,000	1.03	5/17/04	2,099,159
CXC, Inc.(b) (i)	3,000,000	1.03	6/04/04	2,997,253
California PCFA Environmental Improvement Revenue (i)	18,400,000	1.07	6/09/04	18,400,000
Citigroup Global Markets Holdings, Inc.	9,000,000	1.03	6/01/04	8,992,533
Compass Securitization LLC (b) (i)	11,894,000	1.03	5/07/04	11,892,639
	6,000,000	1.03	5/12/04	5,998,455
Credit Suisse First Boston USA, Inc.(b) (i)	18,300,000	1.04	5/17/04	18,292,599
Danske Corporation, Series A (i)	1,200,000	1.03	5/18/04	1,199,485
	4,125,000	1.03	5/19/04	4,123,112
Delaware Funding Corporation (b) (i)	10,357,000	1.03	5/18/04	10,352,555
	7,900,000	1.03	5/24/04	7,895,253
Duke University	12,821,000	1.05	6/01/04	12,810,156
	5,265,000	1.06	5/14/04	5,263,295
Erasmus Capital Corporation (b) (i)	18,200,000	1.03	5/13/04	18,194,793
Eureka Securitization, Inc.(b) (i)	18,000,000	1.03	5/17/04	17,992,790
Fortis Funding LLC (b) (i)	18,100,000	1.03	5/26/04	18,088,089
Goldman Sachs Group LP	18,100,000	1.03	5/19/04	18,091,714
Gulf Coast Waste Disposal Authority PCR (i)	18,100,000	1.04	6/16/04	18,100,000
JP Morgan Chase & Company	18,000,000	1.05	5/03/04	18,000,000
KZH-KMS Corporation (b) (i)	18,000,000	1.04	5/18/04	17,992,200
Leland Stanford Junior University	12,500,000	1.02	5/06/04	12,498,938
Lexington Parker Capital Company (b)	12,000,000	1.07	5/06/04	11,998,930
Liberty Street Funding Corporation (b) (i)	2,900,000	1.03	5/05/04	2,899,834
	13,000,000	1.04	5/11/04	12,996,996
	1,796,000	1.04	5/12/04	1,795,533
Long Island College Hospital (i)	10,000,000	1.06	5/03/04	10,000,000
Market Street Funding Corporation (b) (i)	18,000,000	1.03	5/17/04	17,992,790
Marshall & Ilsley Corporation	18,000,000	1.03	5/28/04	17,987,125
Morgan Stanley, Dean Witter & Company	18,100,000	1.03	5/07/04	18,097,929
Nationwide Building Society	18,000,000	1.04	5/27/04	17,987,520
Nieuw Amsterdam Receivables Corporation (b) (i)	6,600,000	1.04	5/03/04	6,600,000
	4,500,000	1.03	5/12/04	4,498,841
	3,511,000	1.04	5/17/04	3,509,580
	3,300,000	1.04	5/20/04	3,298,379
Oakland-Alameda County, California Coliseum Authority Lease Revenue (i)	18,000,000	1.08	6/01/04	18,000,000
	18,400,000	1.09	6/09/04	18,400,000

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Old Line Funding Corporation (b) (i)	$3,100,000	1.03%	5/10/04	$3,099,379
	12,174,000	1.04	5/19/04	12,168,373
	2,196,000	1.05	5/06/04	2,195,808
Parker Hannifin Corporation (b)	5,700,000	1.01	5/04/04	5,699,840
	3,000,000	1.01	5/05/04	2,999,832
Rabobank USA Financial Corporation	4,000,000	1.03	5/10/04	3,999,199
Rio Tinto, Ltd. (b) (i)	13,000,000	1.03	5/12/04	12,996,653
	5,000,000	1.03	5/14/04	4,998,426
Royal Bank of Scotland PLC	2,500,000	1.03	5/04/04	2,499,928
E.W. Scripps Company (b) (i)	13,000,000	1.04	5/03/04	13,000,000
Sheffield Receivables Corporation (b) (i)	16,000,000	1.03	5/20/04	15,992,218
	2,350,000	1.04	5/13/04	2,349,321
Society Of New York Hospital Fund, Inc. (i)	7,000,000	1.11	6/09/04	6,992,014
Sydney Capital, Inc. (b) (i)	3,640,000	1.04	5/10/04	3,639,264
	2,500,000	1.04	5/14/04	2,499,206
	5,400,000	1.04	5/26/04	5,396,412
	6,500,000	1.04	6/02/04	6,494,367
Three Pillars Funding Corporation (b) (i)	3,358,000	1.04	5/07/04	3,357,612
	2,004,000	1.04	5/14/04	2,003,363
	12,000,000	1.04	5/27/04	11,991,680
Thunder Bay Funding, Inc. (b) (i)	7,000,000	1.03	5/03/04	7,000,000
	10,000,000	1.04	5/17/04	9,995,956
Ticonderoga Funding LLC (b) (i)	18,200,000	1.03	5/18/04	18,192,189
Toyota Credit de Puerto Rico, Inc.	3,400,000	1.03	5/10/04	3,399,319
Triple-A-One Funding Corporation (b) (i)	3,300,000	1.03	5/13/04	3,299,056
	15,000,000	1.04	5/12/04	14,996,100
Tulip Funding Corporation (b) (i)	18,000,000	1.03	5/24/04	17,989,185
Windmill Funding Corporation (b) (i)	14,000,000	1.03	5/07/04	13,998,398
	3,800,000	1.03	5/25/04	3,797,608
Winston-Salem, North Carolina (i)	5,000,000	1.09	6/01/04	5,000,000
Yale University	14,550,000	1.05	6/01/04	14,537,692
Yorkshire Building Society	7,000,000	1.03	5/04/04	6,999,798
	8,300,000	1.06	6/23/04	8,287,535

Total Commercial Paper				752,145,383

Taxable Variable Rate Put Bonds 24.9%
Alabama Incentives Financing Authority Special Obligation	18,955,000	1.15	5/06/04	18,955,000
Alaska HFC	18,000,000	1.00	5/06/04	17,999,730
Aurora, Kane & DuPage Counties, Illinois IDR	3,825,000	1.25	5/06/04	3,825,000
CEI Capital LLC	3,640,000	1.10	5/06/04	3,640,000
Colorado HFA	34,175,000	1.09	5/05/04	34,175,000
Convenience Holding Company LLC	2,985,000	1.15	5/06/04	2,985,000
Cornerstone Funding Corporation I, Series 2001A	9,700,000	1.18	5/06/04	9,700,000
Cornerstone Funding Corporation I, Series 2001D	5,225,000	1.18	5/06/04	5,225,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue - University of Arkansas Project	5,170,000	1.15	5/06/04	5,170,000
Denver, Colorado City and County Airport Revenue Refunding	1,700,000	1.12	5/05/04	1,700,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	17,150,000	1.15	5/06/04	17,150,000
ETC Holdings LLC	5,500,000	1.10	5/03/04	5,500,000
Franklin Avenue Associates LP	8,820,000	1.15	5/03/04	8,820,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC	1,700,000	1.25	5/06/04	1,700,000
Headquarters Partnership, Ltd.	7,590,000	1.15	5/06/04	7,590,000
LP Pinewood SPV LLC	21,300,000	1.10	5/06/04	21,300,000
Los Angeles, California Community Redevelopment Agency Refunding	20,000,000	1.12	5/05/04	20,000,000
Mississippi Business Finance Corporation IDR - GE Plastics Project	5,000,000	1.07	5/06/04	5,000,000
Moondance Enterprises LP	7,985,000	1.15	5/06/04	7,985,000
New Jersey EDA EDR - MSNBC/CNBC Project	4,400,000	1.07	5/06/04	4,400,000
Oklahoma Christian University, Inc.	7,500,000	1.15	5/06/04	7,500,000
Opelika, Alabama IDA IDR - Industrial Park Project	6,605,000	1.22	5/06/04	6,605,000
R.M. Greene, Inc.	3,840,000	1.15	5/06/04	3,840,000
Radiation Oncology Partners LLP	4,815,000	1.15	5/06/04	4,815,000
Sea Island Company & Sea Island Coastal Properties LLC	10,000,000	1.15	5/06/04	10,000,000
Sussex, Wisconsin IDR - Rotating Equipment Project	1,360,000	1.25	5/06/04	1,360,000

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Thayer Properties LLC	$13,095,000	1.15%	5/06/04	$13,095,000
Tifton Mall, Inc.	7,120,000	1.15	5/06/04	7,120,000
Todd Shopping Center LLC	10,100,000	1.10	5/05/04	10,100,000
Virginia Health Services, Inc.	5,957,000	1.10	5/05/04	5,957,000
WLB LLC	12,000,000	1.15	5/06/04	12,000,000
Woodland Park Apartments LLC	15,365,000	1.15	5/06/04	15,365,000

Total Taxable Variable Rate Put Bonds				300,576,730

United States Government & Agency Issues 12.6%
FNMA Notes:
1.25%, Due 8/27/04	25,000,000	1.25	8/27/04	25,000,000
1.40%, Due 3/29/05	15,000,000	1.40	3/29/05	15,000,000
1.40%, Due 5/03/05	5,500,000	1.40	5/03/05	5,500,000
1.50%, Due 3/01/05	13,000,000	1.50	3/01/05	13,000,000
1.61%, Due 5/13/05	5,000,000	1.61	5/13/05	5,000,000
1.75%, Due 5/23/05	15,000,000	1.75	5/23/05	15,000,000
1.80%, Due 5/27/05 (e)	9,000,000	1.80	5/27/05	9,000,000
Federal Home Loan Bank Notes:
1.35%, Due 4/15/05	5,000,000	1.35	4/15/05	5,000,000
1.35%, Due 4/29/05	6,000,000	1.35	4/29/05	6,000,000
1.40%, Due 2/25/05	10,000,000	1.40	2/25/05	10,000,000
1.43%, Due 3/11/05	10,000,000	1.43	3/11/05	9,999,917
1.50%, Due 2/28/05	12,000,000	1.50	2/28/05	12,000,000
1.55%, Due 5/06/05	6,000,000	1.55	5/06/05	6,000,000
1.66%, Due 5/16/05	15,000,000	1.66	5/16/05	15,000,000

Total United States Government & Agency Issues				151,499,917

Repurchase Agreements 0.9%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $11,155,948); Collateralized by: United States Government & Agency Issues (g)	11,155,000	1.02	5/03/04	11,155,000

Total Repurchase Agreements				11,155,000

Total Investments in Securities 100.8%				1,215,377,030
Other Assets and Liabilities, Net (0.8%)				(9,646,134)

Net Assets 100.0%				$1,205,730,896

STRONG MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Municipal Bonds 0.3%
Wisconsin 0.3%
Ladysmith-Hawkins, Wisconsin School District 1.44% TRAN	$3,000,000	1.38%	9/30/04	$3,000,725

Total Municipal Bonds				3,000,725

Variable Rate Put Bonds 99.6%
Alabama 8.1%
Alabama HFA MFHR (i):
Lakeshore Crossing Apartments Project	8,710,000	1.57	5/10/04	8,710,000
Phoenix Apartments Project	5,330,000	1.52	5/10/04	5,330,000
Alabama HFA SFMR (i)	20,465,000	1.39	5/10/04	20,465,000
Alabama IDA IDR (i)	2,825,000	1.35	5/10/04	2,825,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project (i)	10,000,000	1.35	5/10/04	10,000,000
Butler County, Alabama IDA IDR - Butler County Industry Project (i)	900,000	1.47	5/10/04	900,000
Cullman County, Alabama Solid Waste Disposal Authority Revenue Refunding - Cullman Environmental Project (i)	2,330,000	1.49	5/10/04	2,330,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (i)	2,570,000	1.35	5/10/04	2,570,000
McIntosh, Alabama IDB Environmental Revenue Refunding - CIBC Specialty	1,000,000	1.15	5/04/04	1,000,000
Mobile, Alabama IDB Revenue - Alabama Power Company Project	2,000,000	1.15	5/04/04	2,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Montgomery, Alabama IDB Revenue (i):
Asphalt Contractors, Inc. Project	$700,000	1.35%	5/10/04	$700,000
Norment Industries, Inc. Project	1,540,000	1.27	5/10/04	1,540,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (i)	615,000	1.42	5/10/04	615,000
Shelby County, Alabama Economic and IDA Revenue - MD Henry Company, Inc. Project (i)	1,250,000	1.39	5/10/04	1,250,000
Stevenson, Alabama IDB Environmental Improvement Revenue - Mead Corporation Project (i)	21,000,000	1.13	5/10/04	21,000,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project (i)	1,915,000	1.37	5/10/04	1,915,000

				83,150,000
Alaska 0.1%
Alaska Industrial Development and Export Authority (i):
Lot 10	120,000	1.59	5/10/04	120,000
Lot 12	1,050,000	1.59	5/10/04	1,050,000

				1,170,000
Arizona 2.3%
First Matrix Charter School Trust Pass-Thru Certificates (i)	16,686,000	1.59	5/10/04	16,686,000
Glendale, Arizona IDA IDR - Sto Corporation Project (i)	1,550,000	2.35	12/01/04	1,550,000
Phoenix, Arizona IDA MFHR (h) (i)	5,130,000	1.15	6/15/04	5,130,000

				23,366,000
Arkansas 0.2%
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project (i)	2,000,000	1.35	5/10/04	2,000,000
California 1.8%
California Statewide Communities Development Corporate Revenue - Chino Basin Municipal Water Project (i)	2,545,000	1.70	5/10/04	2,545,000
Glenn, California IDA IDR - Land O’Lakes, Inc. Project (i)	2,900,000	1.25	5/10/04	2,900,000
Lancaster, California Redevelopment Agency MFHR (i)	7,375,000	1.20	5/19/04	7,375,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project (i)	2,275,000	2.55	5/10/04	2,275,000
Riverside County, California IDA IDR - Triple H Processors Project (i)	1,800,000	1.50	5/10/04	1,800,000
San Francisco, California City and County Airports Community International Airport Revenue (i)	1,140,000	1.15	5/04/04	1,140,000
San Marcos, California IDA IDR - Tri-M Company Project (i)	690,000	1.94	5/10/04	690,000

				18,725,000
Colorado 4.3%
Colorado HFA EDR (i):
Casa Rosa and Denver Gasket Project	1,760,000	1.37	5/10/04	1,760,000
High Desert Properties Project	2,740,000	1.42	5/10/04	2,740,000
National Bedding Company, Inc. Project	2,500,000	1.37	5/10/04	2,500,000
El Paso County, Colorado SFMR Refunding (i)	19,910,000	1.10	2/25/05	19,910,000
Hudson, Colorado IDR (i)	1,250,000	1.29	5/10/04	1,250,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (i)	2,350,000	1.78	5/10/04	2,350,000
Munimae Canterbury Trust Pass-Thru Certificates (i)	12,330,000	1.49	5/10/04	12,330,000
Weld County, Colorado Revenue - MAK Group Project (i)	1,155,000	1.39	5/10/04	1,155,000

				43,995,000
Delaware 0.8%
Delaware EDA Revenue - Delmarva Power & Light Company Project	6,500,000	1.28	5/04/04	6,500,000
Delaware EDA Solid Waste Disposal and Sewer Facilities - CIBA Specialty Project	1,450,000	1.13	5/04/04	1,450,000

				7,950,000
Florida 0.9%
Dade County, Florida IDA IDR - U.S. Holdings, Inc. Project (i)	305,000	1.27	5/10/04	305,000
Florida HFA (i)	60,000	1.16	5/10/04	60,000
Florida HFC MFHR - Stone Harbor Apartments Project (i)	140,000	1.12	5/10/04	140,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project (i)	200,000	1.26	5/10/04	200,000
Jacksonville, Florida Economic Development Commission IDR (i):
STI Project	940,000	1.20	5/10/04	940,000
Tremron Jacksonville Project	1,520,000	1.34	5/10/04	1,520,000
Revenue Bond Certificate Trust (i)	6,530,000	1.40	3/03/05	6,530,000

				9,695,000
Georgia 5.1%
Bulloch County, Georgia Development Authority Solid Waste Disposal Revenue - Apogee Enterprises, Inc. Project (i)	5,400,000	1.32	5/10/04	5,400,000
Columbus, Georgia Development Authority Revenue Refunding - Jordan Company Project (i)	830,000	1.42	5/10/04	830,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Crisp County, Georgia Solid Waste Management Authority Revenue (i)	$28,120,000	1.53%	5/10/04	$28,120,000
Fulton County, Georgia Housing Authority MFHR Refunding - Orchard Spring Apartments Project (i)	13,500,000	1.65	6/01/04	13,500,000
La Grange, Georgia Development Authority Revenue Refunding - Sara Lee Corporation Project	4,000,000	1.58	5/10/04	4,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (i)	830,000	1.49	5/10/04	830,000

				52,680,000
Hawaii 1.5%
Hawaii Department of Budget and Finance Special Purpose Mortgage Revenue - Wailuku River Hydroelectric Project (i)	15,395,000	1.50	5/10/04	15,395,000
Idaho 0.4%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project (i)	4,150,000	1.25	5/10/04	4,150,000
Illinois 2.6%
Carol Stream, Illinois IDR - MI Enterprises Project (i)	1,440,000	1.30	5/10/04	1,440,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (i)	1,105,000	1.39	5/10/04	1,105,000
Clipper Brigantine Tax-Exempt Certificates Trust (i)	15,000	1.44	5/10/04	15,000
Geneva, Illinois IDR - Continental Envelope Project (i)	2,485,000	1.28	5/10/04	2,485,000
Illinois DFA IDR (i):
Apogee Enterprises, Inc. Project	1,000,000	1.32	5/10/04	1,000,000
Knead Dough Baking Company Project	3,515,000	1.28	5/10/04	3,515,000
MCL, Inc. Project	4,455,000	1.28	5/10/04	4,455,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical Industries Project (i)	1,500,000	1.25	5/10/04	1,500,000
Iroquois County, Illinois IDR - Swissland Packing Company Project (i)	2,400,000	1.28	5/10/04	2,400,000
Lake County, Illinois IDR - Brown Paper Goods Project (i)	3,225,000	1.44	5/10/04	3,225,000
Springfield, Illinois Airport Authority Revenue - Allied-Signal, Inc. Project	4,375,000	1.34	5/10/04	4,375,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard Project (i)	1,495,000	1.45	5/10/04	1,495,000

				27,010,000
Indiana 3.2%
Brownsburg, Indiana EDR - Zanetis Enterprises Project (i)	2,500,000	1.35	5/10/04	2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company Project (i)	1,300,000	1.26	5/10/04	1,300,000
Indianapolis, Indiana Airport Authority Revenue (i)	16,060,000	2.19	5/10/04	16,060,000
Indianapolis, Indiana Airport Facility Revenue (i)	4,200,000	1.39	5/10/04	4,200,000
Indianapolis, Indiana EDR - Roth Companies, Inc. Project (i)	2,300,000	1.28	5/10/04	2,300,000
Shelbyville, Indiana EDR - AFR Properties and American Resources Projects (i)	2,150,000	1.44	5/10/04	2,150,000
Westfield, Indiana EDR - Standard Locknut, Inc. Project (i)	1,095,000	1.39	5/10/04	1,095,000
Westfield, Indiana IDR - Standard Locknut, Inc. Project (i)	1,515,000	1.39	5/10/04	1,515,000
Whiting, Indiana Environmental Facilities Revenue Refunding - BP Products Project	695,000	1.13	5/04/04	695,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project (i)	1,000,000	1.39	5/10/04	1,000,000

				32,815,000
Iowa 0.7%
Eldridge, Iowa IDR - American Finishing Resources, Inc. (i)	1,515,000	1.49	5/10/04	1,515,000
Iowa Finance Authority IDR (i):
Dixie Bedding Company Project	3,000,000	1.74	5/10/04	3,000,000
First Cooperative Association Project	2,625,000	1.34	5/10/04	2,625,000

				7,140,000
Kansas 1.1%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project	7,500,000	2.25	9/01/04	7,500,000
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project (i)	3,485,000	1.34	5/10/04	3,485,000

				10,985,000
Kentucky 6.3%
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project (i)	4,155,000	1.30	5/10/04	4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project (i)	7,815,000	1.39	5/10/04	7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (i)	38,940,000	1.42	5/10/04	38,940,000
Madisonville, Kentucky IBR - Period, Inc. Project (i)	3,130,000	1.25	5/10/04	3,130,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (i)	10,000,000	1.35	5/10/04	10,000,000

				64,040,000
Louisiana 1.8%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue - Shreveport Fabricators Project (i)	1,350,000	1.57	5/10/04	1,350,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation Project	$4,600,000	1.48%	5/04/04	$4,600,000
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue (i):
Bioset Shreveport LLC Project	6,145,000	1.39	5/10/04	6,145,000
Caddo-Bossier Parishes Project	1,500,000	1.57	5/10/04	1,500,000
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue - The Dow Chemical Company Project	4,850,000	1.23	5/04/04	4,850,000

				18,445,000
Maine 0.5%
Maine Finance Authority Revenue - William Arthur, Inc. Project (i):
Series 1997	1,500,000	1.39	5/10/04	1,500,000
Series 1998	3,500,000	1.39	5/10/04	3,500,000

				5,000,000
Maryland 1.6%
Capital View II LP Tax-Exempt Bond Grantor Trust (h) (i)	6,380,000	1.65	6/01/04	6,380,000
Maryland EDC IDR - Lenmar, Inc. Project (i)	4,720,000	1.34	5/10/04	4,720,000
Washington County, Maryland EDR - Tandy Project	5,100,000	1.70	5/10/04	5,100,000

				16,200,000
Massachusetts 1.6%
Massachusetts Industrial Finance Agency Industrial Revenue - Barker Steel Company Issue Project (i)	1,200,000	1.39	5/10/04	1,200,000
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue (Pre-Refunded to $102 on 7/01/04) (i)	15,000,000	1.28	7/01/04	15,428,532

				16,628,532
Michigan 0.5%
Michigan Strategic Fund, Ltd. Obligation Revenue (i):
Drake Enterprises Project	2,900,000	1.28	5/10/04	2,900,000
Midwest Kellering Company Project	2,400,000	1.28	5/10/04	2,400,000

				5,300,000
Minnesota 2.6%
Buffalo, Minnesota IDR - Ekon Powder Coating Project (i)	1,795,000	1.39	5/10/04	1,795,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (i)	5,750,000	1.39	5/10/04	5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project (i)	835,000	1.32	5/10/04	835,000
New Brighton, Minnesota IDR - Donatelle Holdings Project (i)	2,200,000	1.39	5/10/04	2,200,000
Plymouth, Minnesota IDR - Nu Aire, Inc. Project (i)	2,000,000	1.39	5/10/04	2,000,000
Plymouth, Minnesota IDR Refunding - Nu Aire, Inc. Project (i)	1,420,000	1.39	5/10/04	1,420,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project (i)	200,000	1.39	5/10/04	200,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project (i)	1,135,000	1.39	5/10/04	1,135,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project (i)	4,675,000	1.35	5/10/04	4,675,000
St.Paul, Minnesota Port IDR (i)	2,900,000	1.39	5/10/04	2,900,000
Sherburne County, Minnesota Housing and Redevelopment Authority IDR - Apperts, Inc. Project (i)	3,525,000	1.60	5/04/04	3,525,000

				26,435,000
Mississippi 4.2%
Jackson, Mississippi Housing Authority MFHR - Arbor Park Apartments Project (i)	5,560,000	1.50	12/01/04	5,560,000
Mississippi Business Finance Corporation IDR - Polks Meat Products, Inc. Project (i)	3,000,000	1.47	5/10/04	3,000,000
Mississippi Business Finance Corporation Revenue:
ABT Company, Inc. Project (i)	1,000,000	1.26	5/10/04	1,000,000
Arch Aluminum & Glass Project (i)	1,240,000	1.31	5/10/04	1,240,000
Mississippi Power Company Project	8,000,000	1.16	5/04/04	8,000,000
Mississippi Regional Housing Authority Number II MFHR (i):
Laurel Park Apartments Project	7,800,000	1.45	6/01/04	7,800,000
Terrace Park Apartments Project	10,500,000	1.50	5/01/04	10,500,000
Mississippi Regional Housing Authority Number 8 MFHR - Magnolia Park Apartments Project (i)	6,200,000	1.50	3/01/05	6,200,000

				43,300,000
Missouri 1.9%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber Products Project (i)	3,300,000	1.28	5/10/04	3,300,000
Missouri Development Finance Board IDR - MFA, Inc. Project (i)	1,990,000	1.34	5/10/04	1,990,000
St.Charles County, Missouri IDA IDR - Craftsmen Industries Project (i)	5,800,000	1.39	5/10/04	5,800,000
St.Joseph, Missouri IDA IDR - Albaugh, Inc. Project (i)	2,000,000	1.44	5/10/04	2,000,000
Springfield, Missouri IDA Revenue - DMP Properties LLC Project (i)	2,210,000	1.34	5/10/04	2,210,000
Washington, Missouri IDA IDR - Clemco Industries Project (i)	4,075,000	1.39	5/10/04	4,075,000

				19,375,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Nebraska 0.5%
Adams County, Nebraska IDR - Hastings EDC Project (i)	$1,660,000	1.26%	5/10/04	$1,660,000
Boone County, Nebraska IDR - Global Industries, Inc. Project (i)	585,000	1.39	5/10/04	585,000
Hall County, Nebraska IDR (i)	2,370,000	1.39	5/10/04	2,370,000

				4,615,000
Nevada 0.2%
Sparks, Nevada EDR - RIX Industries Project (i)	2,035,000	1.39	5/10/04	2,035,000

New Hampshire 0.1%
New Hampshire Business Finance Authority Industrial Facility Revenue - Nickerson Assembly Company Project (i)	1,100,000	1.40	5/10/04	1,100,000

New Mexico 0.4%
New Mexico Housing Authority Region III MFHR - Enchanted Vista Apartments Project (i)	4,000,000	1.15	7/01/04	4,000,000

North Carolina 1.1%
Craven County, North Carolina Industrial Facilities and PCFA IDR - Wheatstone Corporation Project (i)	2,360,000	1.49	5/10/04	2,360,000
Guilford County, North Carolina Industrial Facilities and PCFA Revenue - Crescent Sleep Products Project (i)	5,900,000	1.74	5/10/04	5,900,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR - Triangle Building Supply, Inc. Project (i)	1,750,000	1.35	5/10/04	1,750,000
Wake County, North Carolina Industrial Facilities and Pollution Control Financing Authority Revenue - Carolina Power & Light Company Project (i)	1,050,000	1.49	5/10/04	1,050,000

				11,060,000
North Dakota 0.3%
Traill County, North Dakota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (i)	3,580,000	1.39	5/10/04	3,580,000

Ohio 1.0%
Blue Bell Tax-Exempt Bond Grantor Trust (h) (i)	1,141,488	1.60	5/03/04	1,141,488
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and One Industry Drive, Inc. Projects (i)	1,280,000	1.35	5/10/04	1,280,000
Franklin County, Ohio IDR - Lifeline Shelter System Project (i)	1,470,000	1.49	5/10/04	1,470,000
Gallia County, Ohio IDR - Harsco Corporation Project	3,500,000	3.09	5/10/04	3,500,000
Montgomery County, Ohio IDR - Kroger Company Project (i)	2,925,000	2.40	5/10/04	2,925,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (i)	400,000	3.28	5/10/04	400,000

				10,716,488
Oklahoma 0.7%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project (i)	7,030,000	1.34	5/10/04	7,030,000

Oregon 0.4%
Oregon EDR (i):
Newsprint Project	1,250,000	1.15	5/04/04	1,250,000
Toyo Tanso USA, Inc. Project	3,000,000	3.59	5/10/04	3,000,000

				4,250,000
Pennsylvania 1.1%
Bucks County, Pennsylvania IDA Revenue - Oxford Falls Project (i)	10,000,000	2.09	5/10/04	10,000,000
Pittsburgh, Pennsylvania Urban Redevelopment Authority - Wood Street Commons Project (i)	1,745,000	2.00	5/10/04	1,745,000

				11,745,000
South Carolina 1.1%
Charleston County, South Carolina Industrial Revenue - Tandy Corporation Project	1,000,000	2.40	5/10/04	1,000,000
South Carolina Jobs EDA EDR (i):
Alexander Machinery, Inc. Project	1,300,000	1.35	5/10/04	1,300,000
Carolina Cotton Works, Inc. Project	1,400,000	1.32	5/10/04	1,400,000
Conco Medical Products Project	6,300,000	1.33	5/10/04	6,300,000
Sea Pro Boats, Inc. Project	1,020,000	1.26	5/10/04	1,020,000

				11,020,000
South Dakota 2.9%
Brookings, South Dakota IDR - Lomar Development Company Project (i)	1,600,000	1.74	5/10/04	1,600,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC (i)	1,000,000	1.34	5/10/04	1,000,000
Lawrence County, South Dakota PCR Refunding - Homestake Mining Project (i)	1,500,000	1.12	5/04/04	1,500,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
South Dakota EDFA EDR - Vicom, Ltd. Project (i)	$1,255,000	1.38%	5/10/04	$1,255,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project	24,710,000	1.50	5/10/04	24,710,000

				30,065,000

Tennessee 4.8%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project (i)	5,310,000	1.60	6/01/04	5,310,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey Perforated Products Project (i)	2,450,000	1.25	5/10/04	2,450,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue - Fairfield Glade Community Club Project (i)	6,500,000	1.34	5/10/04	6,500,000
Dickson, Tennessee Health, Educational and Housing Facilities Board MFHR - Autumn Park Apartments Project (i)	5,000,000	1.47	5/10/04	5,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing Company Project (i)	1,900,000	1.39	5/10/04	1,900,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project (i)	2,100,000	1.39	5/10/04	2,100,000
Jackson, Tennessee Health, Educational and Housing Facility Board MFHR - Park Ridge Apartments Project (i)	5,000,000	1.37	5/10/04	5,000,000
Marion County, Tennessee Industrial Environmental Development Board EDR - Variform, Inc. Project (i)	7,000,000	1.25	8/02/04	7,000,000
Memphis-Shelby County, Tennessee IDB IDR Refunding - Techno Steel Corporation Project (i)	3,125,000	1.39	5/10/04	3,125,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project (i)	800,000	1.39	5/10/04	800,000
Rutherford County, Tennessee IDB IDR (i):
Farmers Cooperative Project	355,000	1.39	5/10/04	355,000
Tennessee Farmers Cooperative Project	1,600,000	1.39	5/10/04	1,600,000
Wilson County, Tennessee Health and Educational Facilities Board Revenue - Forest View Apartments Project (i)	7,445,000	1.37	5/10/04	7,445,000

				48,585,000

Texas 5.8%
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue - BP Products North America Project	1,100,000	1.13	5/04/04	1,100,000
Harris County, Texas Health Facilities Development Corporation Revenue (i):
Series PT 443	4,430,000	1.26	5/10/04	4,430,000
Series 6	830,000	1.39	5/10/04	830,000
Harris County, Texas IDC IDR - North American Galvanizing Project (i)	3,825,000	1.28	5/10/04	3,825,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project (i)	2,700,000	1.29	5/10/04	2,700,000
Phoenix Realty Special Account MFHR - Brightons Mark Project (i)	8,075,000	1.39	5/10/04	8,075,000
Port Development Corporation Marine Terminal Revenue - Pasadena Terminal Company, Inc. Project (i)	150,000	1.34	5/10/04	150,000
San Antonio, Texas HFC MFHR (i)	6,320,000	1.23	5/10/04	6,320,000
Tarrant County, Texas HFC Revenue Floating Rate Trusts (h) (i)	13,200,000	1.15	6/15/04	13,200,000
Texas Department of Housing and Community Affairs MFHR - Addison Park Apartments Project (i)	14,000,000	1.57	5/10/04	14,000,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project (i)	4,800,000	1.39	5/10/04	4,800,000

				59,430,000

Utah 1.7%
Beaver County, Utah Environmental Facility Revenue - Biofuels Project (i):
Series A	10,985,000	1.36	5/10/04	10,985,000
Series B	3,465,000	1.48	5/10/04	3,465,000
Davis County, Utah Revenue (i)	2,600,000	1.44	5/10/04	2,600,000

				17,050,000

Virginia 4.4%
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (i)	1,650,000	1.35	5/10/04	1,650,000
Richmond, Virginia IDA Revenue - Cogentrix of Richmond, Inc. Project (i):
Series A	28,500,000	1.17	5/04/04	28,500,000
Series B	9,500,000	1.17	5/04/04	9,500,000
Virginia Beach, Virginia IDA Revenue - Management Services Group Project (i)	3,000,000	1.35	5/10/04	3,000,000
Virginia Small Business Financing Authority IDR - International Parkway Association Project (i)	2,030,000	1.35	5/10/04	2,030,000

				44,680,000

Washington 0.2%
Washington EDFA EDR - Art and Theresa Mensonides Project (i)	2,020,000	1.39	5/10/04	2,020,000

Wisconsin 6.5%
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (i)	4,600,000	1.34	5/10/04	4,600,000
Ashwaubenon, Wisconsin IDR - Valley Packaging Supply Company Project (i)	2,090,000	1.25	5/10/04	2,090,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau Paper Mills Company Project (i)	9,500,000	1.39	5/10/04	9,500,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Columbus, Wisconsin IDR - Maysteel Corporation Project (i)	$2,000,000	1.35%	5/10/04	$2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project (i)	4,300,000	1.39	5/10/04	4,300,000
Deerfield, Wisconsin IDR Refunding - Interpane Glass Company Project (i)	1,600,000	1.39	5/10/04	1,600,000
Eagle, Wisconsin IDR - Generac Corporation Project (i)	4,800,000	1.28	5/10/04	4,800,000
Franklin, Wisconsin IDR (i):
Howard Henz Company, Inc. Project	1,780,000	1.39	5/10/04	1,780,000
Smyczek/ECS Project	1,750,000	1.38	5/10/04	1,750,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project (i)	7,710,000	1.35	5/10/04	7,710,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue - City Forest Corporation Project (i)	8,510,000	1.40	5/10/04	8,510,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (i)	1,465,000	1.25	5/10/04	1,465,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding - Helwig Carbon Products Project (i)	3,500,000	1.25	5/10/04	3,500,000
Milwaukee, Wisconsin Redevelopment Authority IDR - Palermo Villa, Inc. Project (i)	2,750,000	1.35	5/10/04	2,750,000
New London, Wisconsin IDR - Wohlt Cheese Corporation Project (i)	3,670,000	1.25	5/10/04	3,670,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (i)	1,850,000	1.44	5/10/04	1,850,000
Sheboygan, Wisconsin IDR - Polyfab & Gill-Janssen Project (i)	620,000	1.44	5/10/04	620,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (i)	1,000,000	1.32	5/10/04	1,000,000
Wisconsin Housing and EDA Business Development Revenue Refunding - National Bedding Project (i)	2,590,000	1.37	5/10/04	2,590,000

				66,085,000

Wyoming 2.0%
Campbell County, Wyoming IDR - Two Elk Power Generation Project (i)	20,000,000	1.40	12/02/04	20,000,000
Multiple States 10.3%
Class B Trust Revenue (i)	3,740,000	1.44	5/10/04	3,740,000
Clipper Tax-Exempt Trust COP (i):
Series 1997	32,027,000	1.29	5/10/04	32,027,000
Series 2002	12,058,000	1.29	5/10/04	12,058,000
Series 2003	29,153,000	1.29	5/10/04	29,153,000
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts (i)	28,015,000	1.39	5/10/04	28,015,000
Macon Trust Pooled Certificates	190,000	1.29	5/10/04	190,000

				105,183,000

Total Variable Rate Put Bonds				1,019,199,020

Total Investments in Securities 99.9%				1,022,199,745
Other Assets and Liabilities, Net 0.1%				660,002

Net Assets 100.0%				$1,022,859,747

STRONG TAX-FREE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Municipal Bonds 4.6%
Indiana 1.2%
Indiana 2.00% Bond Bank Special Program Revenue (i)	$12,440,000	1.36%	1/06/05	$12,494,151

Texas 2.5%
Texas 2.00% TRAN	26,190,000	1.22	8/31/04	26,258,518

Wisconsin 0.9%
Glendale and River Hills, Wisconsin 1.20% School District TRAN	3,000,000	1.16	8/13/04	3,000,410
Oconomowoc, Wisconsin 1.35% Area School District TRAN	6,300,000	1.30	9/23/04	6,301,210

				9,301,620

Total Municipal Bonds				48,054,289

Municipal Commercial Paper 0.7%
Illinois
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas, Ltd. Project	7,000,000	1.25	6/07/04	7,000,000

Total Municipal Commercial Paper				7,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Variable Rate Put Bonds 94.6%
Alabama 2.0%
Alabama HFA MFHR Refunding - Rime Village Hoover Project (i)	$435,000	1.17%	5/10/04	$435,000
McIntosh, Alabama IDB Environmental Revenue Refunding - CIBC Specialty	2,200,000	1.12	5/04/04	2,200,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue - Southern Poverty Law Project	15,000,000	1.27	5/10/04	15,000,000
Montgomery, Alabama Educational Building Authority Facilities Revenue - Faulkner University Campus Project (i)	3,000,000	1.40	5/10/04	3,000,000

				20,635,000

Alaska 2.0%
Alaska Industrial Development and Export Authority (i):
Lot 6	2,010,000	1.59	5/10/04	2,010,000
Lot 8	90,000	1.59	5/10/04	90,000
Lot 11	70,000	1.59	5/10/04	70,000
Valdez, Alaska Marine Terminal Revenue Refunding - BP Pipelines Project:
Series A	1,100,000	1.10	5/04/04	1,100,000
Series B	18,000,000	1.10	5/04/04	18,000,000

				21,270,000

Arizona 0.3%
Phoenix, Arizona IDA MFHR (h) (i)	3,545,000	1.15	6/15/04	3,545,000

California 6.3%
California Municipal Securities Trust Receipts GO (i)	13,500,000	1.15	5/04/04	13,500,000
California Public Works Board Lease Revenue (i)	10,065,000	1.10	5/10/04	10,065,000
Lancaster, California Redevelopment Agency MFHR (i)	16,000,000	1.20	5/19/04	16,000,000
San Diego, California Public Facilities Financing Authority Lease Revenue (i):
Series B	13,000,000	1.20	8/19/04	13,000,000
Series C (i)	6,000,000	1.05	6/02/04	6,000,000
San Francisco, California City and County Airports Community International Airport Revenue (i)	6,845,000	1.15	5/04/04	6,845,000
Simi Valley, California MFHR (i)	1,800,000	1.14	5/04/04	1,800,000

				67,210,000

Colorado 6.8%
Aspen Valley Hospital District Revenue (i)	4,750,000	1.23	5/10/04	4,750,000
Bachelor Gulch Metropolitan District of Colorado GO (i)	3,000,000	1.20	12/01/04	3,000,000
Broomfield Village, Colorado Metropolitan District Number 2 Special Obligation Revenue Refunding (i)	4,000,000	1.44	5/10/04	4,000,000
Cherry Creek, Colorado South Metropolitan District Number 1 Refunding and Improvement (i)	2,549,000	1.40	12/15/04	2,549,000
Colorado Educational and Cultural Facilities Authority Revenue - Charter School Challenge Project (i)	3,475,000	1.28	5/10/04	3,475,000
Denver, Colorado International Business Center Metropolitan District Number 1 Refunding and Improvement (i)	8,085,000	1.49	5/10/04	8,085,000
Park Creek, Colorado Metropolitan District Revenue (i)	43,000,000	1.39	5/10/04	43,000,000
Triview, Colorado Metropolitan District Refunding and Improvement (i)	3,650,000	1.38	11/01/04	3,650,000

				72,509,000

Connecticut 0.3%
Northeast Tax-Exempt Bond Grantor Trust Certificates (i)	3,560,000	1.27	5/10/04	3,560,000

District of Columbia 1.4%
District of Columbia GO Refunding (i)	12,000,000	1.09	5/10/04	12,000,000
District of Columbia Tobacco Financing Corporation (i)	2,845,000	1.26	5/10/04	2,845,000

				14,845,000

Florida 10.4%
Alachua County, Florida Health Facilities Authority Revenue - Shands Teaching Hospital Project (i)	14,300,000	1.10	5/04/04	14,300,000
Broward County, Florida HFA MFHR (i)	9,450,000	1.11	5/10/04	9,450,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project (i)	4,680,000	1.09	5/10/04	4,680,000
Collier County, Florida Health Facilities Authority Revenue - Cleveland Clinic Health Project (i)	1,000,000	1.10	5/04/04	1,000,000
Collier County, Florida IDA Educational Facilities Revenue - Community School Naples, Inc. Project (i)	3,850,000	1.10	5/10/04	3,850,000
Dade County, Florida IDA Exempt Facilities Revenue Refunding - Florida Power & Light Company Project	260,000	1.11	5/04/04	260,000

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (i)	$9,780,000	1.23%	5/04/04	$9,780,000
Florida Housing Finance Agency MFHR Refunding - Monterey Lake Project (i)	100,000	1.20	5/10/04	100,000
Fort Lauderdale, Florida Revenue - Pine Crest Preparatory School Project (i)	4,000,000	1.10	5/10/04	4,000,000
Gainesville and Hall Counties, Georgia Development Authority Revenue - Senior Living Facility-Lanier Village Project (i):
Series A	4,000,000	1.18	5/04/04	4,000,000
Series B	20,750,000	1.28	5/04/04	20,750,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue Refunding - Delta Air Lines Project (i)	4,350,000	1.12	5/10/04	4,350,000
Ithaka Partners II Trust Certificates (i)	1,821,376	1.74	5/10/04	1,821,376
Jackson County, Florida PCR Refunding - Gulf Power Company Project	350,000	1.15	5/04/04	350,000
Jacksonville, Florida Health Facilities Authority Health Facilities Revenue - Samuel C.Taylor Foundation Project (i)	150,000	1.15	5/10/04	150,000
Lee County, Florida Capital and Transportation Facilities Revenue (i)	5,270,000	1.14	5/10/04	5,270,000
Lee County, Florida IDA Health Care Facilities Revenue Refunding & Improvement - Hope Hospice Project (i)	4,100,000	1.10	5/04/04	4,100,000
Marion County, Florida Hospital District Revenue - Health System Improvement - Munroe Regional Health System Project (i)	1,000,000	1.13	5/10/04	1,000,000
Nassau County, Florida PCR - Rayonier Project (i)	435,000	1.08	5/10/04	435,000
Orange County, Florida Health Facilities Authority Revenue (i)	6,625,000	1.09	5/10/04	6,625,000
Orange County, Florida IDA Revenue - Jewish Federation of Greater Orlando Project (i)	1,200,000	1.10	5/10/04	1,200,000
Palm Beach County, Florida Health Facilities Authority Revenue - Bethesda Healthcare System Project (i)	7,500,000	1.10	5/04/04	7,500,000
Saint Lucie County, Florida PCR	2,800,000	1.11	5/04/04	2,800,000
Sarasota County, Florida Utility Systems Revenue (i)	1,305,000	1.13	5/10/04	1,305,000
Tampa, Florida Revenue - Tampa Prep School Project (i)	1,050,000	1.10	5/10/04	1,050,000

				110,126,376

Georgia 0.3%
Rome-Floyd County, Georgia Development Authority IDR Refunding - Kroger Company Project (i)	3,500,000	1.24	5/10/04	3,500,000

Idaho 0.8%
Boise, Idaho Housing Authority MFHR Refunding - Civic Plaza Housing Project (i)	2,500,000	1.22	5/10/04	2,500,000
Power County, Idaho PCR - FMC Corporation Project (i)	5,665,000	1.10	5/04/04	5,665,000

				8,165,000

Illinois 8.4%
East Peoria, Illinois CDR Refunding - Kroger Company Project (i)	3,125,000	1.24	5/10/04	3,125,000
Illinois DFA Revenue - YMCA Metropolitan Chicago Project (i)	14,000,000	1.10	5/04/04	14,000,000
Lakemoor, Illinois MFHR (i):
Series A	34,960,000	1.24	5/10/04	34,960,000
Series B	37,335,486	1.39	5/10/04	37,335,486

				89,420,486

Indiana 0.8%
Indianapolis, Indiana Airport Facility Revenue (i):
Series C	1,770,000	1.39	5/10/04	1,770,000
Series F	7,000,000	1.39	5/10/04	7,000,000

				8,770,000

Iowa 0.3%
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health Project	2,620,000	1.40	5/10/04	2,620,000

Kansas 0.7%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project	7,500,000	2.25	9/01/04	7,500,000

Kentucky 1.9%
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (i)	20,185,000	1.42	5/10/04	20,185,000

Louisiana 0.4%
Louisiana Public Facilities Authority Revenue (i)	4,160,000	1.18	5/10/04	4,160,000

Massachusetts 3.0%
Massachusetts GO – Central Artery Project	805,000	1.10	5/04/04	805,000
Massachusetts Health and EFA Revenue - Capital Asset Program Project (i)	9,500,000	1.09	5/10/04	9,500,000
Massachusetts Industrial Finance Agency IDR - Portland Causeway Project (i)	2,600,000	1.15	5/10/04	2,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Massachusetts Industrial Finance Agency Industrial Revenue - New England Milling Company Project (i)	$9,400,000	1.25%	5/03/04	$9,400,000
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue (Pre-Refunded to $102 on 7/01/04) (i)	9,900,000	1.28	7/01/04	10,182,831

				32,487,831

Michigan 0.5%
Birmingham, Michigan EDC Revenue - Brown Street Project (i)	805,000	1.33	5/10/04	805,000
Greater Detroit Resources Recovery Authority Revenue (i)	4,620,000	1.13	5/10/04	4,620,000

				5,425,000

Minnesota 1.7%
Burnsville, Minnesota Housing Revenue - Provence LLC Project (i)	14,818,000	1.34	5/10/04	14,818,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project	3,150,000	1.40	5/10/04	3,150,000
Red Wing, Minnesota Housing and Redevelopment Authority Revenue - YMCA Red Wing Project (i)	100,000	1.32	5/10/04	100,000

				18,068,000

Mississippi 0.5%
Jackson County, Mississippi Port Facility Revenue Refunding - Chevron USA, Inc. Project	1,700,000	1.10	5/04/04	1,700,000
Panola County, Mississippi IDR Refunding - Kroger Company Project (i)	3,250,000	1.24	5/10/04	3,250,000

				4,950,000

Missouri 0.9%
Lees Summit, Missouri MFHR (i)	9,000,000	1.44	5/10/04	9,000,000

Nebraska 0.8%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (i)	3,510,000	1.20	5/10/04	3,510,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (i)	5,100,000	1.20	5/10/04	5,100,000

				8,610,000

New Mexico 0.9%
Hurley, New Mexico PCR - Kennecott Sante Fe Corporation Project	9,490,000	1.10	5/04/04	9,490,000

New York 1.4%
Monroe County, New York Industrial Development Agency Revenue - Electronic Navigation Industries Project	4,940,000	1.20	7/01/04	4,940,000
Ontario County, New York Industrial Development Agency IDR Refunding - Seneca Foods Corporation Project (i)	5,185,000	1.35	5/10/04	5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project (i)	5,060,000	1.35	5/10/04	5,060,000

				15,185,000

Ohio 6.1%
Franklin County, Ohio Hospital Revenue (i)	20,000,000	1.15	5/10/04	20,000,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB Hilltop Health Facilities Project (i)	6,980,000	1.38	5/10/04	6,980,000
Hamilton County, Ohio Hospital Facilities Revenue (i)	11,330,000	1.19	5/10/04	11,330,000
Hamilton County, Ohio Hospital Facilities Revenue - Elizabeth Gamble Project (i)	9,800,000	1.10	5/10/04	9,800,000
Lawrence County, Ohio IDR Refunding - Kroger Company Project (i)	3,500,000	1.24	5/10/04	3,500,000
Montgomery County, Ohio IDR Refunding - Kroger Company Project (i)	4,700,000	1.24	5/10/04	4,700,000
Ohio Air Quality Development Authority Revenue Refunding - Cincinnati Gas and Electric Project	8,000,000	1.25	5/10/04	8,000,000

				64,310,000

Oklahoma 6.2%
Oklahoma HDA MFHR (i):
Series A	25,000,000	1.28	5/10/04	25,000,000
Series B	15,000,000	1.28	5/10/04	15,000,000
Tulsa, Oklahoma Industrial Authority Revenue:
St. Johns Physicians Project	6,030,000	1.65	5/03/04	6,030,000
Tulsa County Housing Fund, Inc. Project, Series 2000 (i)	8,300,000	1.18	5/10/04	8,300,000
Tulsa County Housing Fund, Inc. Project, Series 2002 (i)	11,700,000	1.18	5/10/04	11,700,000

				66,030,000

Pennsylvania 3.0%
Allegheny County, Pennsylvania IDA Health and Housing Facilities Revenue Refunding - Longwood Project (i)	6,300,000	1.13	5/04/04	6,300,000
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project (i):
Series A	3,750,000	1.10	5/10/04	3,750,000
Series B	4,000,000	1.10	8/01/04	4,000,000
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project (i)	420,000	1.75	12/01/04	420,000

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
North Pennsylvania Health, Hospital and Education Authority Hospital Revenue - Maple Village Project (i)	$7,515,000	1.35%	5/10/04	$7,515,000
Washington County, Pennsylvania Authority Revenue Refunding - Girard Estate Project (i)	9,465,000	1.08	5/10/04	9,465,000

				31,450,000

Puerto Rico 1.2%
Puerto Rico Commonwealth GO (i)	11,655,000	1.14	5/10/04	11,655,000
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Financing Authority Hospital Revenue	1,025,000	1.11	5/10/04	1,025,000

				12,680,000

Rhode Island 0.6%
Rhode Island Health and Educational Building Corporation Educational Institution Revenue (i):
St. Andrews School Project	2,500,000	1.12	5/04/04	2,500,000
St. Mary Academy Project	3,490,000	1.12	5/04/04	3,490,000

				5,990,000

South Carolina 0.1%
South Carolina Housing, Finance and Development Authority MFHR (i)	1,120,000	1.19	5/10/04	1,120,000

South Dakota 2.3%
Lawrence County, South Dakota PCR Refunding - Homestake Mining Project (i)	4,100,000	1.12	5/04/04	4,100,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project:
Series 1997	11,875,000	1.40	5/10/04	11,875,000
Series 2000	4,590,000	1.40	5/10/04	4,590,000
Series 2001	3,975,000	1.40	5/10/04	3,975,000

				24,540,000

Tennessee 2.4%
Clarksville, Tennessee Public Building Authority Revenue (i)	3,300,000	1.11	5/04/04	3,300,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue (i):
Union University Project	3,400,000	1.24	5/10/04	3,400,000
Series 2001, University School of Jackson Project	5,700,000	1.24	5/10/04	5,700,000
Series 2003, University School of Jackson Project	5,315,000	1.24	5/10/04	5,315,000
Knox County, Tennessee Health, Educational and Housing Facilities Board Revenue - Holston Long Term Care Project (i)	3,300,000	1.30	5/10/04	3,300,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Second Harvest Food Bank Project (i)	3,905,000	1.24	5/10/04	3,905,000

				24,920,000

Texas 3.4%
Harris County, Texas Health Facilities Development Corporation Hospital Revenue - Texas Children’s Hospital Project (i)	2,500,000	1.11	5/04/04	2,500,000
Harris County, Texas Health Facilities Development Corporation Revenue (i):
Series 6	14,655,000	1.39	5/10/04	14,655,000
Series PA 549	8,995,000	1.26	5/10/04	8,995,000
Matagorda County, Texas Hospital District Revenue (i)	4,100,000	1.44	5/10/04	4,100,000
North Central Texas Health Facility Development Corporation Revenue (i)	6,010,000	1.26	5/10/04	6,010,000

				36,260,000

Utah 1.3%
Salt Lake County, Utah PCR Refunding - Service Station Holdings, Inc. Project	5,500,000	1.10	5/04/04	5,500,000
West Valley, Utah IDR - Johnson Matthey, Inc. Project (i)	8,550,000	1.12	5/04/04	8,550,000

				14,050,000

Virginia 1.5%
Alexandria, Virginia Redevelopment and Housing Authority MFHR (i)	15,320,000	1.25	10/07/04	15,320,000
Virginia Small Business Financing Authority Revenue Refunding - Virginia Foods Project (i)	150,000	1.28	5/10/04	150,000

				15,470,000

Washington 0.1%
Washington EDFA EDR - Darigold/Westfarm Foods Project (i)	1,000,000	1.29	5/10/04	1,000,000

West Virginia 1.7%
Harrison County, West Virginia Board of Education MERLOT (i)	14,495,000	1.33	5/10/04	14,495,000
Monongalia County, West Virginia Board of Education Revenue - Merlots Project (i)	3,850,000	1.33	5/10/04	3,850,000

				18,345,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Wisconsin 1.0%
Badger Tobacco Asset Securitization Corporation Wisconsin Tobacco Settlement Revenue (i)	$7,015,000	1.21%	5/10/04	$7,015,000
Milwaukee, Wisconsin Redevelopment Authority Revenue - School Engineering Project (i)	4,000,000	1.15	5/10/04	4,000,000

				11,015,000
Wyoming 2.7%
Campbell County, Wyoming IDR - Powder Basin Properties Project (i)	4,700,000	1.32	5/10/04	4,700,000
Sweetwater County, Wyoming PCR Refunding - Idaho Power Company Project	23,900,000	1.15	5/04/04	23,900,000

				28,600,000
Multiple States 8.2%
Clipper Brigantine Tax-Exempt Certificates Trust (i)	10,410,000	1.44	5/10/04	10,410,000
Clipper Tax-Exempt Trust COP:
Series 1998-2	23,305,000	1.21	5/10/04	23,305,000
Series 2003-5	16,200,000	1.21	5/10/04	16,200,000
MBIA Capital Corporation Tax-Exempt Grantor Trust (i)	5,565,000	1.19	5/10/04	5,565,000
Pitney Bowes Credit Corporation Leasetops Trusts Certificates (i):
Series 1999-2	8,983,608	1.34	5/10/04	8,983,608
Series 2002-1	5,602,354	1.34	5/10/04	5,602,354
Puttable Floating Option Tax-Exempt Receipts (i):
Series PPT 13	5,485,000	1.24	5/10/04	5,485,000
Series PPT 1001	11,700,000	1.19	5/04/04	11,700,000

				87,250,962

Total Variable Rate Put Bonds				1,004,267,655

Total Investments in Securities 99.9%				1,059,321,944
Other Assets and Liabilities, Net 0.1%				1,127,512

Net Assets 100.0%				$1,060,449,456

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)	All or a portion of security is when-issued.
(f)	Security whereby interest is being accrued or collected at a reduced rate.
(g)	See Note 2(J) of Notes to Financial Statements.
(h)	Illiquid security.
(i)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(j)	Escrowed to maturity.
(k)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the Fund has halted accruing income.
(l)	All or a portion of security is on loan. See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Heritage Money Fund
Assets:
Investments in Securities, at Amortized Cost	$745,017
Interest Receivable	479
Other Assets	88

Total Assets	745,584

Liabilities:
Payable for Securities Purchased	6,000
Payable for Fund Shares Redeemed	251
Dividends Payable	491
Accrued Operating Expenses and Other Liabilities	170

Total Liabilities	6,912

Net Assets	$738,672

Net Assets Consist of:

Investor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$514,483,544
Capital Shares Outstanding (Unlimited Number Authorized)	514,483,485

Net Asset Value Per Share	$1.00

Institutional Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$212,027,007
Capital Shares Outstanding (Unlimited Number Authorized)	212,026,110

Net Asset Value Per Share	$1.00

Advisor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$12,160,969
Capital Shares Outstanding (Unlimited Number Authorized)	12,160,968

Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Assets:
Investments in Securities, at Value (Cost of $1,745,041 and $1,359,487, respectively)	$1,724,638	$1,339,690
Receivable for Securities Sold	9,250	32,902
Receivable for Fund Shares Sold	1,587	196
Interest and Dividends Receivable	17,330	16,320
Other Assets	480	92

Total Assets	1,753,285	1,389,200

Liabilities:
Payable for Securities Purchased	—	14,758
Payable for Fund Shares Redeemed	2,234	1,884
Payable Upon Return of Securities on Loan	48,051	—
Dividends Payable	4,259	2,593
Variation Margin Payable	146	141
Accrued Operating Expenses and Other Liabilities	599	187

Total Liabilities	55,289	19,563

Net Assets	$1,697,996	$1,369,637

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,959,826	$1,434,232
Undistributed Net Investment Income (Loss)	(5,622)	50
Undistributed Net Realized Gain (Loss)	(237,461)	(46,611)
Net Unrealized Appreciation/(Depreciation)	(18,747)	(18,034)

Net Assets	$1,697,996	$1,369,637

Investor Class ($ and shares in full)
Net Assets	$1,505,504,251	$980,406,471
Capital Shares Outstanding (Unlimited Number Authorized)	162,213,313	202,600,070

Net Asset Value Per Share	$9.28	$4.84

Institutional Class ($ and shares in full)
Net Assets	$94,875,976	$340,344,877
Capital Shares Outstanding (Unlimited Number Authorized)	10,228,600	70,351,374

Net Asset Value Per Share	$9.28	$4.84

Advisor Class ($ and shares in full)
Net Assets	$97,615,305	$48,885,458
Capital Shares Outstanding (Unlimited Number Authorized)	10,522,346	10,101,544

Net Asset Value Per Share	$9.28	$4.84

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
Assets:
Investments in Securities, at Amortized Cost	$17,960	$1,215,377	$1,022,200	$1,059,322
Receivable for Securities Sold	1,070	—	—	—
Receivable for Fund Shares Sold	100	62	—	—
Interest Receivable	24	782	2,339	2,678
Other Assets	24	95	21	105

Total Assets	19,178	1,216,316	1,024,560	1,062,105

Liabilities:
Payable for Securities Purchased	—	9,000	200	495
Payable for Fund Shares Redeemed	5	128	232	272
Dividends Payable	12	500	690	840
Cash Overdraft Liability	—	—	375	—
Accrued Operating Expenses and Other Liabilities	14	957	203	49

Total Liabilities	31	10,585	1,700	1,656

Net Assets	$19,147	$1,205,731	$1,022,860	$1,060,449

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$19,147	$1,205,731	$1,022,860	$1,060,449
Capital Shares Outstanding (Unlimited Number Authorized)	19,147	1,205,731	1,022,860	1,060,394

Net Asset Value Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Heritage Money Fund
Interest Income	$4,578

Expenses (Note 4):
Investment Advisory Fees	615
Administrative Fees	1,104
Custodian Fees	42
Shareholder Servicing Costs	228
12b- 1 Fees	15
Other	402

Total Expenses before Expense Offsets	2,406
Expense Offsets	(1,016)

Expenses, Net	1,390

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$3,188

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Income:
Interest	$32,607	$23,150
Dividends – Affiliated Issuers	—	54

Total Income	32,607	23,204

Expenses (Note 4):
Investment Advisory Fees	2,920	2,521
Administrative Fees	2,993	2,089
Custodian Fees	68	59
Shareholder Servicing Costs	1,597	344
12b-1 Fees	147	72
Other	714	522

Total Expenses before Expense Offsets	8,439	5,607
Expense Offsets	(184)	(174)

Expenses, Net	8,255	5,433

Net Investment Income (Loss)	24,352	17,771

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	6,739	5,668
Futures Contracts	(5,247)	(1,074)
Swaps	(255)	245

Net Realized Gain (Loss)	1,237	4,839
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(11,092)	(16,730)
Futures Contracts	3,930	1,716
Swaps	—	(200)

Net Change in Unrealized Appreciation/Depreciation	(7,162)	(15,214)

Net Gain (Loss) on Investments	(5,925)	(10,375)

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,427	$7,396

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
Interest Income	$185	$7,657	$8,849	$6,333

Expenses:
Investment Advisory Fees	25	1,029	960	792
Administration Fees	60	2,537	2,368	1,953
Custodian Fees	1	49	29	21
Shareholder Servicing Costs	7	2,763	357	135
Reports to Shareholders	6	542	95	28
Transfer Agency Banking Charges	1	56	23	17
Brokerage Fees	—	50	7	5
Professional Fees	9	147	141	104
Federal and State Registration Fees	17	23	90	38
Other	2	67	86	64

Total Expenses before Expense Offsets	128	7,263	4,156	3,157
Expense Offsets (Note 4)	(54)	(2,821)	(105)	(1,578)

Expenses, Net	74	4,442	4,051	1,579

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$111	$3,215	$4,798	$4,754

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Heritage Money Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$3,188	$18,394
Distributions:
From Net Investment Income:
Investor Class	(2,095)	(8,202)
Institutional Class	(1,050)	(10,081)
Advisor Class	(42)	(111)

Total Distributions	(3,187)	(18,394)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(243,714)	(1,153,519)

Total Increase (Decrease) in Net Assets	(243,713)	(1,153,519)

Net Assets:
Beginning of Period	982,385	2,135,904

End of Period	$738,672	$982,385

	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$24,352	$66,333	$17,771	$45,791
Net Realized Gain (Loss)	1,237	(520)	4,839	(1,109)
Net Change in Unrealized Appreciation/Depreciation	(7,162)	1,336	(15,214)	794

Net Increase (Decrease) in Net Assets Resulting from Operations	18,427	67,149	7,396	45,476

Distributions:
From Net Investment Income:
Investor Class	(25,817)	(74,517)	(12,013)	(34,805)
Institutional Class	(2,501)	(9,360)	(5,237)	(12,809)
Advisor Class	(1,656)	(4,110)	(471)	(958)

Total Distributions	(29,974)	(87,987)	(17,721)	(48,572)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(644,183)	(118,254)	(668,169)	406,554

Total Increase (Decrease) in Net Assets	(655,730)	(139,092)	(678,494)	403,458

Net Assets:
Beginning of Period	2,353,726	2,492,818	2,048,131	1,644,673

End of Period	$1,697,996	$2,353,726	$1,369,637	$2,048,131

Undistributed Net Investment Income (Loss)	$(5,622)	$—	$50	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Florida Municipal Money Market Fund		Strong Money Market Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)	(Unaudited)
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$111	$151	$3,215	$12,776
Distributions From Net Investment Income	(111)	(151)	(3,215)	(12,776)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,085	13,062	(369,582)	(508,704)

Total Increase (Decrease) in Net Assets	6,085	13,062	(369,582)	(508,704)
Net Assets:
Beginning of Period	13,062	—	1,575,313	2,084,017

End of Period	$19,147	$13,062	$1,205,731	$1,575,313

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$4,798	$17,427	$4,754	$9,477
Distributions From Net Investment Income	(4,798)	(17,427)	(4,754)	(9,477)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(540,473)	(503,552)	(141,120)	562,884

Total Increase (Decrease) in Net Assets	(540,473)	(503,552)	(141,120)	562,884
Net Assets:
Beginning of Period	1,563,333	2,066,885	1,201,569	638,685

End of Period	$1,022,860	$1,563,333	$1,060,449	$1,201,569

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG HERITAGE MONEY FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(d)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)	0.01	0.02	0.05	0.04		0.05

Total from Investment Operations	0.00	(c)	0.01	0.02	0.05	0.04		0.05

Less Distributions:
From Net Investment Income	(0.00	)(c)	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)

Total Distributions	(0.00	)(c)	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.36%		+0.94%	+1.69%	+4.73%	+4.17%		+5.12%
Net Assets, End of Period (In Millions)	$514		$706	$1,034	$1,344	$1,438		$1,434
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7	%*	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.4	%*	0.4%	0.4%	0.4%	0.4	%*	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7	%*	1.0%	1.7%	4.7%	6.1	%*	5.0%

STRONG HERITAGE MONEY FUND — INSTITUTIONAL CLASS

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)	0.01	0.02	0.05	0.04

Total from Investment Operations	0.00	(c)	0.01	0.02	0.05	0.04

Less Distributions:
From Net Investment Income	(0.00	)(c)	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.00	)(c)	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.47%		+1.16%	+1.91%	+4.96%	+3.77%
Net Assets, End of Period (In Millions)	$212		$264	$1,079	$699	$235
Ratio of Expenses to Average Net Assets before Expense Offsets	0.3	%*	0.2%	0.2%	0.2%	0.2	%*
Ratio of Expenses to Average Net Assets	0.2	%*	0.2%	0.2%	0.2%	0.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9	%*	1.2%	1.9%	4.5%	6.5	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	Amount calculated is less than $0.005.
(d)	In 2000, the Fund changed its fiscal year-end from February to October.
(e)	For the period from March 31, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG HERITAGE MONEY FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)	0.01	0.02	0.05	0.04

Total from Investment Operations	0.00	(c)	0.01	0.02	0.05	0.04

Less Distributions:
From Net Investment Income	(0.00	)(c)	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.00	)(c)	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.35%		+0.91%	+1.66%	+4.69%	+3.62%
Net Assets, End of Period (In Millions)	$12		$12	$22	$28	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6	%*	0.5%	0.5%	0.7%	0.8	%*
Ratio of Expenses to Average Net Assets	0.4	%*	0.4%	0.4%	0.4%	0.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7	%*	0.9%	1.6%	3.8%	6.1	%*

STRONG ULTRA SHORT-TERM INCOME FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(f)	Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.34	$9.42	$9.82	$9.88	$9.87	$9.95
Income From Investment Operations:
Net Investment Income (Loss)	0.11	0.25	0.35	0.58	0.43	0.59
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.01	(0.32)	(0.05)	0.01	(0.08)

Total from Investment Operations	0.08	0.26	0.03	0.53	0.44	0.51

Less Distributions:
From Net Investment Income	(0.14)	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)

Total Distributions	(0.14)	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)

Net Asset Value, End of Period	$9.28	$9.34	$9.42	$9.82	$9.88	$9.87

Ratios and Supplemental Data
Total Return	+0.90%	+2.77%	+0.33%	+5.47%	+4.58%	+5.24%
Net Assets, End of Period (In Millions)	$1,506	$1,994	$2,092	$2,990	$2,156	$2,208
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%*	0.9%	0.8%	0.8%	0.8%*	0.8%
Ratio of Expenses to Average Net Assets	0.9%*	0.8%	0.8%	0.8%	0.8%*	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.5%*	2.7%	3.9%	5.8%	6.5%*	5.9%
Portfolio Turnover Rate(g)	12.0%	93.6%	49.5%	69.6%	38.4%	48.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	Amount calculated is less than $0.005.
(d)	For the period from March 31, 2000 (commencement of class) to October 31, 2000.
(e)	Amount is less than $500,000.
(f)	In 2000, the Fund changed its fiscal year-end from February to October.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM INCOME FUND — INSTITUTIONAL CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Feb. 29, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.33	$9.41	$9.82	$9.87	$9.87	$9.89

Income From Investment Operations:
Net Investment Income (Loss)	0.13	0.29	0.36	0.62	0.46	0.32
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.01	(0.29)	(0.04)	—	(0.02)

Total from Investment Operations	0.12	0.30	0.07	0.58	0.46	0.30

Less Distributions:
From Net Investment Income	(0.17)	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Total Distributions	(0.17)	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Net Asset Value, End of Period	$9.28	$9.33	$9.41	$9.82	$9.87	$9.87

Ratios and Supplemental Data
Total Return	+1.25%	+3.26%	+0.71%	+6.03%	+4.76%	+3.07%
Net Assets, End of Period (In Millions)	$95	$214	$302	$784	$348	$207
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%*	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Expenses to Average Net Assets	0.4%*	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%*	3.2%	4.4%	6.1%	7.0%*	6.5%*
Portfolio Turnover Rate(e)	12.0%	93.6%	49.5%	69.6%	38.4%	48.1%

STRONG ULTRA SHORT-TERM INCOME FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)		Feb. 29, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.33	$9.41	$9.82	$9.88	$9.87		$9.89

Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.24	0.34	0.55	0.41		0.27
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	(0.01)	(0.35)	(0.05)	0.01		(0.02)

Total from Investment Operations	0.08	0.23	(0.01)	0.50	0.42		0.25

Less Distributions:
From Net Investment Income	(0.13)	(0.31)	(0.40)	(0.56)	(0.41)		(0.27)

Total Distributions	(0.13)	(0.31)	(0.40)	(0.56)	(0.41)		(0.27)

Net Asset Value, End of Period	$9.28	$9.33	$9.41	$9.82	$9.88		$9.87

Ratios and Supplemental Data
Total Return	+0.88%	+2.49%	–0.06%	+5.12%	+4.35%		+2.56%
Net Assets, End of Period (In Millions)	$98	$146	$98	$82	$0	(f)	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.1%	1.1%	1.2%	1.1	%*	1.1%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%	1.1	%*	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.2%*	2.4%	3.6%	4.9%	6.2	%*	5.7%*
Portfolio Turnover Rate(e)	12.0%	93.6%	49.5%	69.6%	38.4%		48.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from February to October.
(d)	For the period from August 31, 1999 (commencement of class) to February 29, 2000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.88	$4.94	$4.95	$4.96	$5.04

Income From Investment Operations:
Net Investment Income (Loss)	0.05	0.12	0.15	0.21	0.16	0.21
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	—	(0.06)	(0.01)	(0.01)	(0.08)

Total from Investment Operations	0.02	0.12	0.09	0.20	0.15	0.13

Less Distributions:
From Net Investment Income(d)	(0.05)	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)

Total Distributions	(0.05)	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)

Net Asset Value, End of Period	$4.84	$4.87	$4.88	$4.94	$4.95	$4.96

Ratios and Supplemental Data
Total Return	+0.41%	+2.38%	+1.99%	+4.03%	+2.97%	+2.70%
Net Assets, End of Period (In Millions)	$980	$1,401	$1,256	$1,275	$1,193	$1,792
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%*	0.7%	0.7%	0.7%	0.6%*	0.6%
Ratio of Expenses to Average Net Assets	0.7%*	0.7%	0.7%	0.7%	0.6%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.0%*	2.4%	3.1%	4.1%	4.7%*	4.3%
Portfolio Turnover Rate(e)	33.5%	127.7%	75.6%	71.3%	36.5%	35.0%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INSTITUTIONAL CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.87	$4.94	$4.95	$4.95
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.13	0.17	0.22	0.06
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.01	(0.07)	(0.01)	—

Total from Investment Operations	0.03	0.14	0.10	0.21	0.06

Less Distributions:
From Net Investment Income(d)	(0.06)	(0.14)	(0.17)	(0.22)	(0.06)

Total Distributions	(0.06)	(0.14)	(0.17)	(0.22)	(0.06)

Net Asset Value, End of Period	$4.84	$4.87	$4.87	$4.94	$4.95

Ratios and Supplemental Data
Total Return	+0.58%	+2.94%	+2.13%	+4.36%	+1.26%
Net Assets, End of Period (In Millions)	$340	$578	$360	$425	$422
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%*	0.4%	0.4%	0.3%	0.3%*
Ratio of Expenses to Average Net Assets	0.4%*	0.4%	0.4%	0.3%	0.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.4%*	2.7%	3.5%	4.5%	5.0%*
Portfolio Turnover Rate(e)	33.5%	127.7%	75.6%	71.3%	36.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from February to October.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from July 31, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001		Oct. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.88	$4.94	$4.94		$4.94

Income From Investment Operations:
Net Investment Income (Loss)	0.04	0.10	0.14	0.18		0.02
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	(0.01)	(0.06)	(0.00	)(d)	—

Total from Investment Operations	0.01	0.09	0.08	0.18		0.02

Less Distributions:
From Net Investment Income(e)	(0.04)	(0.10)	(0.14)	(0.18)		(0.02)

Total Distributions	(0.04)	(0.10)	(0.14)	(0.18)		(0.02)

Net Asset Value, End of Period	$4.84	$4.87	$4.88	$4.94		$4.94

Ratios and Supplemental Data
Total Return	+0.21%	+1.96%	+1.57%	+3.74%		+0.35%
Net Assets, End of Period (In Millions)	$49	$70	$28	$8		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.1%	1.1%	1.1%		1.1	%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.7%*	1.9%	2.7%	3.1%		4.4	%*
Portfolio Turnover Rate(g)	33.5%	127.7%	75.6%	71.3%		36.5%

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00		$1.00

Income From Investment Operations:
Net Investment Income (Loss)	0.00	(d)	0.01

Total from Investment Operations	0.00	(d)	0.01

Less Distributions:
From Net Investment Income(e)	(0.00	)(d)	(0.01)

Total Distributions	(0.00	)(d)	(0.01)

Net Asset Value, End of Period	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.34%		+0.69%
Net Assets, End of Period (In Millions)	$19		$13
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8	%*	0.9	%*
Ratio of Expenses to Average Net Assets	0.5	%*	0.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7	%*	0.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from October 2, 2000 (commencement of class) to October 31, 2000.
(d)	Amount calculated is less than $0.005.
(e)	Tax-exempt for regular federal income tax purposes.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from November 29, 2002 (inception date) to October 31, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MONEY MARKET FUND

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(d)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)	0.01	0.01	0.04	0.04		0.05

Total from Investment Operations	0.00	(c)	0.01	0.01	0.04	0.04		0.05
Less Distributions:
From Net Investment Income	(0.00	)(c)	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)

Total Distributions	(0.00	)(c)	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.24%		+0.68%	+1.44%	+4.48%	+3.99%		+4.84%
Net Assets, End of Period (In Millions)	$1,206		$1,575	$2,084	$2,028	$2,036		$1,999
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1	%*	1.0%	0.9%	0.9%	0.8	%*	0.8%
Ratio of Expenses to Average Net Assets	0.7	%*	0.7%	0.7%	0.6%	0.7	%*	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.5	%*	0.7%	1.4%	4.4%	5.8	%*	4.7%

STRONG MUNICIPAL MONEY MARKET FUND

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(d)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)	0.01	0.01	0.03	0.03		0.03

Total from Investment Operations	0.00	(c)	0.01	0.01	0.03	0.03		0.03

Less Distributions:
From Net Investment Income(e)	(0.00	)(c)	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)

Total Distributions	(0.00	)(c)	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.38%		+0.92%	+1.42%	+3.35%	+2.84%		+3.47%
Net Assets, End of Period (In Millions)	$1,023		$1,563	$2,067	$3,002	$2,746		$2,467
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7	%*	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.6	%*	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8	%*	0.9%	1.4%	3.3%	4.2	%*	3.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	Amount calculated is less than $0.005.
(d)	In 2000, the Fund changed its fiscal year-end from February to October.
(e)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG TAX-FREE MONEY FUND

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)	0.01	0.01	0.03

Total from Investment Operations	0.00	(c)	0.01	0.01	0.03
Less Distributions:
From Net Investment Income(e)	(0.00	)(c)	(0.01)	(0.01)	(0.03)

Total Distributions	(0.00	)(c)	(0.01)	(0.01)	(0.03)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.45%		+1.01%	+1.43%	+2.74%
Net Assets, End of Period (In Millions)	$1,060		$1,202	$639	$125
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6	%*	0.6%	0.6%	0.7	%*
Ratio of Expenses to Average Net Assets	0.3	%*	0.3%	0.4%	0.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9	%*	1.0%	1.4%	2.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	Amount calculated is less than $0.005.
(d)	For the period from December 15, 2000 (inception date) to October 31, 2001.
(e)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Money Market Funds and Strong Ultra Short-Term Funds (collectively, the “Funds”), each with its own investment objectives and policies:

•	Strong Heritage Money Fund (a series fund of Strong Heritage Reserve Series, Inc.)

•	Strong Ultra Short-Term Income Fund (a series fund of Strong Advantage Fund, Inc.)

•	Strong Ultra Short-Term Municipal Income Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Florida Municipal Money Market Fund (a series fund of the Strong Income Trust)

•	Strong Money Market Fund (a series fund of Strong Money Market Fund, Inc.)

•	Strong Municipal Money Market Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Tax-Free Money Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund, and Strong Ultra Short-Term Municipal Income Fund offer Investor Class, Institutional Class, and Advisor Class shares. Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund offer Investor Class shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses, and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available to investors that meet certain higher initial investment minimums, and Advisor Class shares are available only through financial professionals.

Effective November 29, 2002, Strong Florida Municipal Money Market Fund commenced operations (public launch date of December 2, 2002).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S.markets and that trade on days when the U.S.markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its acquisition cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at April 30,2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Ultra Short-Term Income Fund	$52,288,410	$46,772,985	2.8%

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays. The income declared daily as a dividend for Strong Heritage Money Fund is based on estimates of net investment income for the Fund. The Fund’s actual income may differ from the estimates, and the differences, if any, will be included in the calculation of subsequent dividends for that Fund.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Strong Ultra Short-Term Income Fund may invest in securities and other assets and liabilities initially expressed in foreign currencies which are converted daily into U.S.dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S.dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Strong Ultra Short-Term Income Fund may open forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may enter into interest rate, credit default, securities index, commodity, currency exchange rate and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund.

(L)	Bank Loan Commitments — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

(M)	Securities Lending — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At April 30,2004, Strong Ultra Short-Term Income Fund had securities with a market value of $46,884,383 on loan and had received $48,051,438 in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended April 30,2004, the securities lending income totaled $19,979.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administration Fees
	Advisory Fees	Investor Class	Institutional Class	Advisor Class
Strong Heritage Money Fund	0.15%	0.37%	0.02%	0.02%
Strong Ultra Short-Term Income Fund	0.30%(1)	0.33%	0.02%	0.33%
Strong Ultra Short-Term Municipal Income Fund	0.30%(1)	0.33%	0.02%	0.33%
Strong Florida Municipal Money Market Fund	0.15%	0.37%	*	*
Strong Money Market Fund	0.15%	0.37%	*	*
Strong Municipal Money Market Fund	0.15%	0.37%	*	*
Strong Tax-Free Money Fund	0.15%	0.37%	*	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.30% for assets under $4 billion, 0.275% for the next $2 billion assets, and 0.25% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Florida Municipal Money Market Fund and Strong Money Market Fund until March 1, 2005, to keep total annual operating expenses at no more than 0.50% and 0.65%, respectively. Transfer agent and related service fees for the Investor Class are paid at an annual rate of $31.50 for each open shareholder account (of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund) or $32.50 (for Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund) and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net assets of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net assets. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund, and Strong Ultra Short-Term Municipal Income Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4. Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law. Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2004, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at April 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Heritage Money Fund	$51,597	$238,604	$14,069	$27,554
Strong Ultra Short-Term Income Fund	389,687	1,603,609	34,337	48,464
Strong Ultra Short-Term Municipal Income Fund	76,777	345,851	8,338	38,817
Strong Florida Municipal Money Market Fund	425	6,635	773	732
Strong Money Market Fund	585,206	2,812,641	56,217	34,727
Strong Municipal Money Market Fund	80,910	363,575	22,662	34,755
Strong Tax-Free Money Fund	(11,922)	140,317	16,854	21,324

At April 30, 2004, the Distributor owns 10.4% of the outstanding shares of the Strong Florida Municipal Money Market Fund.

4.	Expenses and Expense Offsets

For the six months ended April 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Heritage Money Fund
Investor Class	$1,080,382	$209,874	$45,633	$—	$23,152
Institutional Class	22,418	16,851	2,573	—	1,831
Advisor Class	1,229	923	1,402	15,357	42
Strong Ultra Short-Term Income Fund
Investor Class	2,785,193	1,468,357	272,545	—	37,802
Institutional Class	14,091	10,765	9,809	—	2,392
Advisor Class	194,069	118,302	11,994	147,022	327
Strong Ultra Short-Term Municipal Income Fund
Investor Class	1,950,437	253,633	43,668	—	10,212
Institutional Class	44,111	33,202	1,816	—	25
Advisor Class	94,558	57,374	2,474	71,635	84

For the six months ended April 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Heritage Money Fund
Investor Class	$(720,700)	$—	$—
Institutional Class	(44,414)	—	—
Advisor Class	(3,650)	—	—
Fund Level	(245,981)	—	(982)
Strong Ultra Short-Term Income Fund
Investor Class	(20,824)	—	—
Institutional Class	(470)	—	—
Advisor Class	(4,163)	—	—
Fund Level	(155,384)	—	(2,853)
Strong Ultra Short-Term Municipal Income Fund
Investor Class	(3,421)	—	—
Institutional Class	(359)	(340)	—
Advisor Class	(3,160)	—	—
Fund Level	(160,695)	—	(5,585)
Strong Florida Municipal Money Market Fund	(53,186)	—	(408)
Strong Money Market Fund	(2,819,714)	—	(994)
Strong Municipal Money Market Fund	(103,389)	—	(1,364)
Strong Tax-Free Money Fund	(1,577,200)	—	(1,286)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. Strong Florida Municipal Money Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund do not participate in the LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended April 30, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Ultra Short-Term Income Fund	$91,782,739	$135,785,134	$285,982,347	$756,952,767
Strong Ultra Short-Term Municipal Income Fund	—	373,033,086	—	620,957,320

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of April 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Ultra Short-Term Income Fund	$1,745,044,210	$29,019,256	$(49,425,772)	$(20,406,516)
Strong Ultra Short-Term Municipal Income Fund	1,359,529,540	3,081,174	(22,920,771)	(19,839,597)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

Net Capital Loss Carryovers
Strong Ultra Short-Term Income Fund	$(240,527,355)
Strong Ultra Short-Term Municipal Income Fund	(51,393,146)

Net capital loss carryovers of $418,412 for Strong Ultra Short-Term Municipal Income Fund are scheduled to expire in 2004.

8.	Capital Share Transactions

	Strong Heritage Money Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$231,277,039	$574,419,951
Proceeds from Reinvestment of Distributions	2,068,556	8,607,548
Payment for Shares Redeemed	(425,302,016)	(911,024,899)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(191,956,421)	(327,997,400)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	507,092,725	3,793,668,003
Proceeds from Reinvestment of Distributions	845,636	2,534,078
Payment for Shares Redeemed	(559,424,972)	(4,612,015,628)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,486,611)	(815,813,547)

ADVISOR CLASS
Proceeds from Shares Sold	45,494	628,722
Proceeds from Reinvestment of Distributions	456	318
Payment for Shares Redeemed	(317,371)	(10,336,919)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(271,421)	(9,707,879)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(243,714,453)	$(1,153,518,826)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	231,277,039	574,419,951
Issued in Reinvestment of Distributions	2,068,556	8,607,548
Redeemed	(425,302,016)	(911,024,899)

Net Increase (Decrease) in Shares	(191,956,421)	(327,997,400)

INSTITUTIONAL CLASS
Sold	507,092,725	3,793,668,003
Issued in Reinvestment of Distributions	845,636	2,534,078
Redeemed	(559,424,972)	(4,612,015,628)

Net Increase (Decrease) in Shares	(51,486,611)	(815,813,547)

ADVISOR CLASS
Sold	45,494	628,722
Issued in Reinvestment of Distributions	456	318
Redeemed	(317,371)	(10,336,919)

Net Increase (Decrease) in Shares	(271,421)	(9,707,879)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$316,184,962	$1,145,270,735	$338,120,836	$1,063,561,313
Proceeds from Reinvestment of Distributions	24,820,294	69,379,729	11,138,129	31,141,360
Payment for Shares Redeemed	(819,742,640)	(1,295,411,274)	(762,642,500)	(947,976,668)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(478,737,384)	(80,760,810)	(413,383,535)	146,726,005

INSTITUTIONAL CLASS
Proceeds from Shares Sold	36,449,245	373,825,855	141,040,670	529,446,878
Proceeds from Reinvestment of Distributions	2,008,429	7,874,914	5,204,003	11,708,629
Payment for Shares Redeemed	(156,436,693)	(468,158,186)	(380,730,897)	(322,982,097)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(117,979,019)	(86,457,417)	(234,486,224)	218,173,410

ADVISOR CLASS
Proceeds from Shares Sold	21,529,144	142,879,305	23,670,460	76,455,788
Proceeds from Reinvestment of Distributions	1,719,362	3,983,333	483,056	925,559
Payment for Shares Redeemed	(70,715,490)	(97,898,073)	(44,452,383)	(35,726,802)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(47,466,984)	48,964,565	(20,298,867)	41,654,545

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(644,183,387)	$(118,253,662)	$(668,168,626)	$406,553,960

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	33,947,705	121,906,304	69,507,416	217,899,445
Issued in Reinvestment of Distributions	2,664,069	7,383,139	2,289,780	6,379,197
Redeemed	(87,973,329)	(137,950,481)	(156,847,959)	(194,259,708)

Net Increase (Decrease) in Shares	(51,361,555)	(8,661,038)	(85,050,763)	30,018,934

INSTITUTIONAL CLASS
Sold	3,918,029	39,798,329	28,979,985	108,478,241
Issued in Reinvestment of Distributions	215,667	838,663	1,069,826	2,399,742
Redeemed	(16,801,607)	(49,877,844)	(78,293,318)	(66,199,913)

Net Increase (Decrease) in Shares	(12,667,911)	(9,240,852)	(48,243,507)	44,678,070

ADVISOR CLASS
Sold	2,312,345	15,216,830	4,863,568	15,665,360
Issued in Reinvestment of Distributions	184,636	424,240	99,275	189,665
Redeemed	(7,592,859)	(10,435,045)	(9,136,863)	(7,322,326)

Net Increase (Decrease) in Shares	(5,095,878)	5,206,025	(4,174,020)	8,532,699

	Strong Florida Municipal Money Market Fund		Strong Money Market Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)	(Unaudited)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$200,053,371	$217,369,029	$400,863,929	$1,270,195,696
Proceeds from Reinvestment of Distributions	84,368	114,138	3,253,193	14,050,541
Payment for Shares Redeemed	(194,052,419)	(204,421,611)	(773,699,557)	(1,792,950,104)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$6,085,320	$13,061,556	$(369,582,435)	$(508,703,867)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	200,053,371	217,369,029	400,863,929	1,270,195,696
Issued in Reinvestment of Distributions	84,368	114,138	3,253,193	14,050,541
Redeemed	(194,052,419)	(204,421,611)	(773,699,557)	(1,792,950,104)

Net Increase (Decrease) in Shares of the Fund	6,085,320	13,061,556	(369,582,435)	(508,703,867)

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$663,221,494	$3,028,930,237	$1,496,147,249	$2,965,989,645
Proceeds from Reinvestment of Distributions	4,937,656	18,317,049	4,336,026	8,251,359
Payment for Shares Redeemed	(1,208,632,532)	(3,550,798,973)	(1,641,603,156)	(2,411,357,018)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(540,473,382)	$(503,551,687)	$(141,119,881)	$562,883,986

Transactions in Shares of Each of the Funds Were as Follows:
Sold	663,221,494	3,028,930,237	1,496,147,249	2,965,989,645
Issued in Reinvestment of Distributions	4,937,656	18,317,049	4,336,026	8,251,359
Redeemed	(1,208,632,532)	(3,550,798,973)	(1,641,603,156)	(2,411,357,018)

Net Increase (Decrease) in Shares of the Fund	(540,473,382)	(503,551,687)	(141,119,881)	562,883,986

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2004	Value April 30, 2004	Investment Income Nov. 1, 2003 - April 30, 2004
Strong Ultra Short-Term Municipal Income Fund
Strong Municipal Money Market Fund	9,150,000	—	(9,150,000)	—	$—	$607
Strong Tax-Free Money Fund	49,540,000	329,420,000	(378,960,000)	—	—	53,020

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) each Fund’s fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants (“Actions”) in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL has ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions, and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Subsequent Event

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The transaction, which is anticipated to close in the first quarter of 2005, is subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B.Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K.Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W.Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L.Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S.Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT44316 06-04

SCASH/WH2185 04-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Municipal Funds, Inc., on behalf of the Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: June 30, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: June 30, 2004